UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2010

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Loomis, Sayles & Company, L.P.

Management Discussion and Investment Results page 1

Portfolio of Investments page 18

Financial Statements page 53

LOOMIS SAYLES CORE PLUS BOND FUND

Management Discussion

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in bond investments

Fund Inception:

November 7, 1973

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Market Conditions

Investors’ overall willingness to accept risk continued to improve gradually over the past 12 months, and this was reflected in the solid performance of a wide range of non-Treasury sectors in the bond market. Concerns over debt problems in Greece and other peripheral eurozone countries, uncertainty surrounding the financial sector in Europe and pending financial legislation in the United States produced a major sell-off of riskier asset classes in May. However, as riskier asset classes settled down, the U.S. and global economies showed sustained signs of improvement over the period. And recently, mixed economic data have been met with growing confidence that the Federal Reserve Board (the Fed) will take action to keep the economy on track if there is any period of sustained weakness. Against this backdrop, a wide range of non-Treasury sectors delivered solid performance for the 12-month period ended September 30, 2010. The U.S. high-grade and high-yield markets, in particular, rebounded in the final quarter of the period. Heavy new corporate bond issuance was met with enthusiastic buying by investors seeking incremental yield. Treasuries also performed well, as investors embraced the prospects of a renewed round of quantitative easing by the Fed.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Core Plus Bond Fund returned 12.55% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 8.16%. It also outperformed Morningstar’s Intermediate-Term Bond category, which had an average return of 10.03%.

Explanation of Fund Performance

In an environment of declining interest rates and increasing risk tolerance, the fund benefited from its longer-than-market duration and an overweight allocation to non-Treasury sectors and non-U.S. dollar markets. Duration is a measure of interest rate sensitivity. We focused on investment-grade names with Baa and A quality ratings. In particular, we emphasized longer-duration investment grade industrial cyclicals, which we believed offered more value on a relative basis. Our emphasis on these types of bonds generated solid returns for the fund over the past 12 months. More recently we have harvested some gains and swapped the proceeds into longer-dated Treasuries.

We also maintained a near maximum allocation to high-yield corporate bonds, trimming out-performers that seemed to us to be nearing fair value and adding to issuers with solid balance sheets, leading market positions and proven access to capital. Our goal has been to generate significant incremental portfolio yield, while maintaining what we believe is an acceptable level of risk.

During the sovereign debt crisis in Europe, we opportunistically increased the fund’s exposure to bonds denominated in the Mexican peso and added to New Zealand and Canadian dollar-based issues. These three currencies subsequently rallied. We sold the positions and used the profits to purchase U.S. Treasuries and higher coupon agency mortgage-backed securities (MBS). The fund also retains a relatively large position in commercial mortgage-backed securities, which have provided significant excess return. The fund has a significant underweight in MBS, but has increased that allocation in recent weeks. A small cash position slightly detracted from overall returns.

Outlook

We believe the portfolio is well-positioned for a longer-term U.S. and global market recovery. However, we are aware that the potential for renewed investor concerns over the European sovereign debt crisis, tighter credit in China and India and slowing economic activity in the developed world pose risks to this outlook. We will monitor market conditions closely and may choose to become more defensive if the environment changes.

1  |

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20104

	1 Year	5 Years	10 Years

Class A (Inception 11/7/73)
Net Asset Value[1]	12.55%	7.89%	6.63%
With Maximum Sales Charge[2]	7.50	6.90	6.14

Class B (Inception 9/13/93)
Net Asset Value[1]	11.64	7.11	5.84
With CDSC[3]	6.64	6.80	5.84

Class C (Inception 12/30/94)
Net Asset Value[1]	11.71	7.10	5.84
With CDSC[3]	10.71	7.10	5.84

Class Y (Inception 12/30/94)
Net Asset Value[1]	12.85	8.18	6.99

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index	8.16	6.20	6.41
Morningstar Int.-Term Bond Fund Avg.	10.03	5.41	5.85

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 9/30/10*
Aaa	44.6
Aa	4.6
A	7.6
Baa	19.2
Ba	12.9
B	4.1
Caa and lower	0.1
Not Rated	0.2
Short-term and other	6.7

*	Credit quality at 9/30/2010 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Duration	% of Net Assets as of 9/30/10
1 year or less	12.3
1-5 years	36.3
5-10 years	36.6
10+ years	14.8
Average Effective Duration	6.0	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.97%	0.90%
B	1.72	1.65
C	1.72	1.65
Y	0.68	0.65

NOTES TO CHARTS

See page 11 for a description of the indices.

1	Does not include a sales charge.

2	Includes maximum sales charge of 4.50%.

3	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

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LOOMIS SAYLES HIGH INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Associate Manager:

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Market Conditions

As credit markets continued to recover from the worst financial crisis in recent history, investors grew more accepting of risk and sought higher yields in corporate issues. Demand for riskier asset classes and low interest rates helped companies refinance higher-cost debt while extending pending maturities. Credit fundamentals continued to improve, thanks to cost-cutting initiatives that boosted earnings and cautious managements that continued to stockpile cash. However, headwinds kept markets volatile as investors tried to gauge the impact of Europe’s sovereign debt problems and the slow pace of economic growth in the United States and abroad.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles High Income Fund returned 17.05% at net asset value. The fund modestly underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 18.44% over the period. The fund outperformed Morningstar’s High Yield Bond category, which had an average return of 16.53%.

Explanation of Fund Performance

High-yield industrial holdings were the chief source of positive performance over the period. Investors seeking appreciation plus generous yields bought industrial issues in hopes that the sector would benefit from global economic recovery. This strategy was rewarded when strong earnings boosted prices for many issues. High-yield utilities rebounded when investors reassessed valuations in this beaten-down group. Selected out-of-benchmark positions in non-U.S.-dollar-denominated securities bolstered performance, as investors reached for yield. The Mexican peso, Uruguayan peso and Brazilian real made the greatest currency contributions. Convertible issues of some automotive and pharmaceutical holdings also added to performance, while Baa - Ba rated bonds delivered the best returns relative to the benchmark.

Below-benchmark exposure in two areas hampered relative results: high-yield financials and Caa - Ca quality issues. Successful security selection in the high-yield financials sector generated strong absolute performance, but an underweight position hurt relative performance. The sector rose based on favorable stress test outcomes for financial institutions in the United States and in Europe, notwithstanding the uncertain regulatory future. Investor appetite for yield and renewed acceptance of risk drove strong gains among Caa quality issues, but the fund’s results again were overshadowed by the benchmark’s larger commitment. Holdings tied to the Canadian dollar, South Korea’s won and the British pound also underperformed on a relative basis.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most influential and likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors of the market that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing will continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters in 2010; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities for a portfolio is of utmost importance. The fund remains positioned to take advantage of the slowly improving global economy. We continue to see incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

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LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2000 through September 30, 2010

Average Annual Returns  —  September 30, 20104

	1 Year	5 Years	10 Years	Since Class Y Inception[7]

Class A (Inception 2/22/84)
Net Asset Value[1]	17.05%	7.40%	4.22%	—
With Maximum Sales Charge[2]	11.82	6.44	3.74	—

Class B (Inception 9/20/93)
Net Asset Value[1]	16.13	6.61	3.43	—
With CDSC[3]	11.13	6.30	3.43	—

Class C (Inception 3/2/98)
Net Asset Value[1]	16.15	6.63	3.44	—
With CDSC[3]	15.15	6.63	3.44	—

Class Y (Inception 2/29/08)
Net Asset Value[1]	17.11	—	—	8.60

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index	18.44	8.37	7.96	11.96
Morningstar High Yield Bond Fund Avg.	16.53	6.01	5.95	8.23

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 9/30/10*
Aaa	4.5
Aa	4.2
A	5.6
Baa	3.6
Ba	26.0
B	33.8
Caa and lower	8.4
Not Rated	5.1
Short-term and other	8.8

*	Credit quality at 9/30/2010 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P and Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/10
1 year or less	12.6
1-5 years	31.3
5-10 years	26.1
10+ years	30.0
Average Effective Maturity	8.7	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.28%	1.15%
B	2.06	1.90
C	2.03	1.90
Y	0.92	0.90

NOTES TO CHARTS

See	page 11 for a description of the indices.

1	Does not include a sales charge.

2	Includes maximum sales charge of 4.50%.

3	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

7	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Management Discussion

Managers:

David W. Rolley, CFA

Kenneth M. Buntrock, CFA, CIC

Lynda L. Schweitzer, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Market Conditions

Lower-rated corporate bonds, emerging market debt and other credit-sensitive securities outperformed government debt in a sometimes-volatile global bond market during the 12 months ended September 30, 2010. Throughout the period, fixed-income investors encountered a host of competing signals. While strong growth in emerging markets encouraged confidence in a global recovery, signs of weakness in other parts of the world engendered fears of a double-dip recession. Meanwhile, concerns about potential defaults by the sovereign debt of some European nations brought additional market instability, especially early in the period. At the same time, low interest rates persisted. Yields on most government bonds fell, and the spread (or difference in yields) between government-related bonds and corporate bonds narrowed. Currency markets remained choppy, with investors wary about signs that some nations might devalue their currencies to increase their competitiveness in global trade.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles International Bond Fund returned 6.66% at net asset value. The fund outperformed its benchmark, the Barclays Capital Global Aggregate ex-USD Bond Index, which returned 4.72%. The fund underperformed Morningstar’s World Bond category, which had an average return of 8.30%.

Explanation of Fund Performance

A combination of favorable security selection and successful country allocations helped drive the fund’s outperformance relative to the index. Throughout the 12 months, the fund emphasized lower-rated corporate debt, which outperformed government securities. The fund also had less exposure than the index to euro-denominated bonds, which also helped performance, especially during the first half of the period when fears of a default in European sovereign debt spread through the market. The fund’s strong relative performance continued in the latter months of the period when confidence in a global economic rebound appeared to strengthen, providing support for performance of credit-sensitive securities and emerging market debt.

The fund’s consistent emphasis on lower-rated corporate securities, combined with an underweight relative to the benchmark in government debt and asset-backed securities, were the main drivers of performance. In particular, emphasis on the bonds of companies in consumer-sensitive industries, such as banking, food and beverage, retail and media, had positive influences. Those securities rallied on rising confidence about an economic recovery. Investments in the emerging-market nations of Brazil, Indonesia, Mexico and Uruguay also contributed positively to fund returns.

The fund’s underweight position in securities denominated in the Japanese yen held back performance when the yen appreciated by 7.5% relative to the U.S. dollar. Fortunately, the negative effects were limited by our decision to partially hedge the underweight position in the yen. Our emphasis on shorter-maturity securities in markets such as Korea and Singapore had a modestly negative impact on performance, as longer-maturity securities outperformed when they experienced greater price appreciation than shorter-maturity securities. An overweight position in the Norwegian krone also restricted results.

Outlook

We believe the Federal Reserve Board’s actions over the next several months are likely to have a major influence on the relative performance of different asset classes and currencies in the global fixed-income markets. The U.S. central bank’s options in monetary policy include expanding its balance sheet by buying more securities, which increases liquidity and expands the money supply. Outside the United States, the European Central Bank is passively reducing its balance sheet, which is sending the euro higher. Japan intervened in its currency markets, but we do not believe this action will hold down the yen. We are keeping the portfolio’s exposure to non-dollar currencies stable for now. At the same time, we have been slightly reducing the fund’s corporate credit holdings, and we may continue to reduce exposure in this area. We intend to maintain a conservative stance with regard to interest-rate risk, and we do not intend to extend duration, a measure of interest-rate sensitivity.

5  |

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

February 1, 2008 (inception) through September 30, 2010

Average Annual Returns — September 30, 20104

	1 Year	Since Inception

Class A (Inception 2/1/08)
Net Asset Value[1]	6.66%	7.17%
With Maximum Sales Charge[2]	1.87	5.34

Class C (Inception 2/1/08)
Net Asset Value[1]	5.86	6.34
With CDSC[3]	4.86	6.34

Class Y (Inception 2/1/08)
Net Asset Value[1]	6.92	7.37

Comparative Performance
Barclays Capital Global Aggregate ex-USD Bond Index	4.72	5.55
Morningstar World Bond Fund Avg.	8.30	6.35

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 9/30/10*
Aaa	44.3
Aa	24.0
A	7.9
Baa	12.0
Ba	7.2
B	1.3
Short-term and other	3.3

*	Credit quality at 9/30/2010 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P and Fitch, ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/10
1 year or less	5.6
1-5 years	37.6
5-10 years	41.5
10+ years	15.3
Average Effective Maturity	7.3	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	2.11%	1.10%
C	2.93	1.85
Y	1.92	0.85

NOTES TO CHARTS

See page 11 for a description of the indices.

1	Does not include a sales charge.

2	Includes maximum sales charge of 4.50%.

3	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Management Discussion

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Market Conditions

Interest rates generally declined during the 12 months ended September 30, 2010, as the economic recovery was weaker than expected and the Federal Reserve Board (the Fed) remained committed to a low interest-rate policy. Yet, the probability of a lapse back into recession diminished during the period. As a result, the spread (or difference in yields) between government-related and non-government-related bonds declined significantly, and prices on non-government bonds rose strongly. Meanwhile, tighter standards made it difficult for many borrowers with high interest rates to refinance. This led to slower-than-expected pre-payments on premium government sponsored enterprise (GSE) mortgage-backed securities (MBS), which aided performance in this category.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 6.03% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, which returned 4.19%. The fund also outperformed Morningstar’s Short Government category, which had an average return of 3.68%.

Explanation of Fund Performance

The fund’s positions in higher-yielding sectors – notably MBS and asset-backed securities (ABS) – were primarily responsible for the fund’s superior results relative to its benchmark. These sectors performed well during the year, except during the second quarter, when concerns over European sovereign bonds caused yield spreads to widen. (Sovereign bonds are foreign government bonds issued in local currencies.) However, as investors shifted their focus back toward yield opportunities in the domestic bond markets, the MBS and ABS sectors offered a compelling combination of high quality and attractive yields.

Commercial mortgage-backed securities (CMBS) were the greatest contributors to the fund’s strong relative performance, followed by MBS issued by GSEs and ABS. As interest rates generally remained low throughout the year, strong investor demand fueled gains for the fund’s holdings in these sectors. By contrast, U.S. Treasury securities and bonds issued by GSEs were underperformers. Longer-maturity securities experienced greater price appreciation than securities with shorter maturities. As a result, the fund’s emphasis on shorter maturities detracted from performance.

Outlook

We believe the Fed will continue its current interest-rate policy well into 2011. In the intermediate term, we anticipate a gradual rise in interest rates, as modest economic growth persists.

Provided interest rates remain relatively stable, we expect the fund’s holdings in MBS to benefit, and our focus will remain on income rather than appreciation potential. At the end of the period, the fund had more emphasis than the index on MBS issued by GSEs, CMBS and ABS. We believe these sectors continue to offer a modest yield advantage as well as strong credit quality.

Although we expect fundamental economic weakness to persist for some time in both the mortgage and consumer loan markets, we believe that the securities we selected for the fund are less vulnerable to credit risk because of certain credit enhancements that are in place to help absorb credit losses and protect senior securities. In addition, we believe these securities continue to offer compelling value.

7  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20104

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
Net Asset Value[1]	6.03%	5.39%	4.89%
With Maximum Sales Charge[2]	2.84	4.75	4.57

Class B (Inception 9/27/93)
Net Asset Value[1]	5.16	4.58	4.14
With CDSC[3]	0.16	4.24	4.14

Class C (Inception 12/30/94)
Net Asset Value[1]	5.24	4.62	4.15
With CDSC[3]	4.24	4.62	4.15
Class Y (Inception 3/31/94) Net Asset Value[1]	6.20	5.65	5.19

Comparative Performance
Barclays Capital U.S. 1-5 Year Government Bond Index	4.19	5.18	4.99
Morningstar Short Government Fund Avg.	3.68	4.27	4.12

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 9/30/10
Treasuries	30.9
Mortgage Related	22.0
Government Owned - No Guarantee	22.0
Commercial Mortgage-Backed Securities	14.5
Government Sponsored	4.9
ABS Car Loan	2.0
Government Guaranteed	1.2
ABS Credit Card	0.9
ABS Home Equity	0.5
Hybrid ARMs	0.3
Collateralized Mortgage Obligations	0.2
Short-term and Other	0.6

Effective Maturity	% of Net Assets as of 9/30/10
1 year or less	19.8
1-5 years	66.0
5-10 years	14.2
Average Effective Maturity	2.6	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6,7]
A	0.99%	0.85%
B	1.74	1.60
C	1.74	1.60
Y	0.72	0.60

NOTES TO CHARTS

See page 11 for a description of the indices.

1	Does not include a sales charge.

2	Includes maximum sales charge of 3.00%.

3	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

7	As of 7/1/10, the fund’s expenses were lowered; current expenses will be reflected in the annual update of the fund’s prospectus.

|  8

LOOMIS SAYLES STRATEGIC INCOME FUND

Management Discussion

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX
Admin Class	NEZAX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Market Conditions

As the worst of the credit crisis receded, bond investors began to accept more risk in pursuit of yield and appreciation. Companies used the demand for riskier asset classes and low interest rates as an opportunity to refinance older, more costly debt, which benefited both high-yield and investment-grade issues. Encouraging results from the stress tests applied to European banks helped calm investor fears. Yet substantial challenges remained: the slow pace of recovery in the United States combined with the massive federal budget deficit, and China’s efforts to cool its economy, which sent waves of worry through global markets.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Strategic Income Fund returned 16.20% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 8.16% over the period. The fund also outdistanced Morningstar’s Multisector Bond category, which had an average return of 13.26%.

Explanation of Fund Performance

Exposure to high-yield bonds and bonds tied to selected foreign currencies, neither of which is included in the index, generally accounted for the fund’s outperformance relative to its benchmark. Major currencies rallied against the U.S. dollar, which translated into sizable contributions from the fund’s non-U.S.-dollar holdings. Bonds denominated in the Mexican peso and the Australian, New Zealand and Canadian dollars were the biggest winners. Smaller contributions came from bonds denominated in the South Korean won and Indonesian rupiah. The U.S. economic recovery fueled gains in the high-yield industrials sector, led by issues in the technology, consumer cyclical and telecommunications segments. High-yield financials also contributed positively to returns. Convertible bonds and preferred securities rose along with underlying equities in the stock market rally.

The high-yield utilities sector continued to sag under the weight of diminished growth prospects and languishing energy prices. Companies dependent on higher natural gas prices were especially affected. Investors fled government debt in Europe and the Middle East, fearing the risk of default on sovereign obligations. Fund holdings in affected countries declined as a result. Better returns among emerging market sovereign debt partially offset those declines, and sovereign bonds as a group were neutral. The fund had minimal exposure to commercial mortgage-backed securities, which hurt comparative results during a period of strong performance in that sector.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most influential and likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors of the market that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing will continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters in 2010; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities for a portfolio is of utmost importance. The fund remains positioned to take advantage of the slowly improving global economy. We continue to see incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

9  |

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares5

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20105

	1 Year	5 Years	10 Years

Class A (Inception 5/1/95)
Net Asset Value[2]	16.20%	7.48%	9.89%
With Maximum Sales Charge[3]	10.98	6.50	9.38

Class B (Inception 5/1/95)
Net Asset Value[2]	15.39	6.68	9.06
With CDSC[4]	10.39	6.37	9.06

Class C (Inception 5/1/95)
Net Asset Value[2]	15.40	6.68	9.07
With CDSC[4]	14.40	6.68	9.07

Class Y (Inception 12/1/99)
Net Asset Value[2]	16.50	7.76	10.21

Admin Class (Inception 2/1/10)[1]
Net Asset Value[2]	15.70	7.15	9.51

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index	8.16	6.20	6.41
Barclays Capital U.S. Universal Bond Index	8.92	6.26	6.58
Morningstar Multisector Bond Fund Avg.	13.26	6.14	7.24

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are available to certain investors, as described in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Credit Quality	% of Net Assets as of 9/30/10*
Aaa	17.9
Aa	8.0
A	10.2
Baa	23.7
Ba	10.8
B	16.0
Caa and Lower	4.7
Not Rated	7.1
Short-term and Other	1.6

*	Credit quality at 9/30/2010 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P and Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 9/30/10
1 year or less	9.0
1-5 years	30.5
5-10 years	28.3
10+ years	32.2
Average Effective Maturity	11.0	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.99%	0.99%
B	1.75	1.75
C	1.74	1.74
Y	0.73	0.73
Admin	1.24	1.24

NOTES TO CHARTS

See page 11 for a description of the indices.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Does not include a sales charge.

3	Includes maximum sales charge of 4.50%.

4	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

|  10

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS

Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

11  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2010 through September 30, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,079.00	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56
Class B
Actual	$1,000.00	$1,074.50	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
Class C
Actual	$1,000.00	$1,074.90	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
Class Y
Actual	$1,000.00	$1,080.70	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.65%, 1.65% and 0.65%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  12

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,052.10	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class B
Actual	$1,000.00	$1,047.90	$9.75
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class C
Actual	$1,000.00	$1,050.20	$9.77
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class Y
Actual	$1,000.00	$1,053.40	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 1.90% and 0.90%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,088.20	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,083.70	$9.66
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class Y
Actual	$1,000.00	$1,089.50	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

13  |

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,027.70	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.41
Class B
Actual	$1,000.00	$1,023.00	$8.22
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.19
Class C
Actual	$1,000.00	$1,023.80	$8.22
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.19
Class Y
Actual	$1,000.00	$1,028.10	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.14

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.87%, 1.62%, 1.62% and 0.62%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,057.70	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91
Class B
Actual	$1,000.00	$1,053.40	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	$8.69
Class C
Actual	$1,000.00	$1,053.40	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	$8.69
Class Y
Actual	$1,000.00	$1,059.10	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65
Admin Class
Actual	$1,000.00	$1,055.70	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28

*	Expenses are equal to the Fund’s annualized expense ratio: 0.97%, 1.72%, 1.72%, 0.72% and 1.24%, for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  14

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2010. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups

15  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2009, all of the Natixis Funds in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that certain Funds had advisory fee rates that were above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. These factors varied from Fund to Fund, but included one or more of the following: (1) although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap which resulted in the reduction of the advisory fee; and (2) the Fund had not yet reached asset levels at which recently added breakpoints would have an impact on fees. The Trustees also noted that the Adviser has proposed the implementation of a breakpoint in the advisory fee and a reduction in the expense cap of the Loomis Sayles Limited Term Government and Agency Fund.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Loomis Sayles Strategic Income Fund is subject to a breakpoint in its advisory fee, and that the Adviser has proposed to implement a breakpoint in the advisory fee of the Loomis Sayles Limited Term Government and Agency Fund. The Trustees further noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationship with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

|  16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2011.

17  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 92.5% of Net Assets
	ABS Car Loan — 1.6%
$1,140,000	AESOP Funding II LLC, Series 2010-2A, Class A, 3.630%, 8/20/2014, 144A	$1,169,781
521,294	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	551,196
3,865,000	Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A	3,872,462
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	828,810

		6,422,249

	ABS Credit Card — 0.8%
1,700,000	GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, 2.210%, 6/15/2016	1,741,704
1,580,000	World Financial Network Credit Card Master Trust, Series 2009-D, Class A, 4.660%, 5/15/2017	1,687,204

		3,428,908

	ABS Home Equity — 0.2%
772,530	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	720,789

	Aerospace & Defense — 0.1%
470,000	Oshkosh Corp., 8.250%, 3/01/2017	505,250

	Automotive — 1.6%
285,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	303,649
1,990,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	2,135,023
1,830,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	1,955,502
975,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	1,102,112
830,000	Lear Corp., 7.875%, 3/15/2018	879,800

		6,376,086

	Banking — 4.9%
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,589,910
605,000	Citigroup, Inc., 6.125%, 5/15/2018	660,062
2,135,000	Citigroup, Inc., 6.500%, 8/19/2013	2,358,898
795,000	Citigroup, Inc., 8.125%, 7/15/2039	1,004,231
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	657,323
1,815,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,886,556
1,090,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	1,244,757
2,800,000	Lloyds TSB Bank PLC, MTN, 4.375%, 1/12/2015, 144A	2,867,533
2,530,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	2,837,891
960,000	Morgan Stanley, 4.750%, 4/01/2014	1,002,593

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$615,000	Morgan Stanley, 5.375%, 10/15/2015	$659,889
100,000	Morgan Stanley, 6.750%, 4/15/2011	102,998
3,155,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	3,319,284

		20,191,925

	Building Materials — 1.2%
2,520,000	Holcim Capital Corp. Ltd., 6.875%, 9/29/2039, 144A	2,803,266
1,420,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,430,034
795,000	USG Corp., 6.300%, 11/15/2016	689,662

		4,922,962

	Chemicals — 1.2%
520,000	CF Industries, Inc., 6.875%, 5/01/2018	559,650
585,000	CF Industries, Inc., 7.125%, 5/01/2020	639,844
1,305,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	1,651,627
740,000	LBI Escrow Corp., 8.000%, 11/01/2017, 144A	808,450
1,330,000	RPM International, Inc., 6.125%, 10/15/2019	1,445,673

		5,105,244

	Commercial Mortgage-Backed Securities — 7.5%
332,502	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	333,416
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,355,273
2,680,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	2,805,846
850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	857,304
2,970,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW15, Class A4, 5.331%, 2/11/2044	3,056,030
799,933	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	800,895
1,200,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.665%, 6/11/2040(b)	1,255,622
690,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.698%, 12/10/2049(b)	738,696
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.091%, 12/10/2049(b)	1,073,109
428,247	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	431,442
1,570,424	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,588,171

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$960,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.883%, 7/10/2038(b)	$1,051,837
2,839,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	3,056,854
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,214,225
1,375,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.872%, 4/15/2045(b)	1,524,321
2,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,777,700
1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,751,839
540,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	541,791
900,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.649%, 6/11/2042(b)	998,286
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)	1,340,867
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,229,223

		30,782,747

	Construction Machinery — 0.3%
1,010,000	Case New Holland, Inc., 7.750%, 9/01/2013	1,097,113

	Consumer Cyclical Services — 0.4%
1,450,000	Expedia, Inc., 5.950%, 8/15/2020, 144A	1,466,313

	Diversified Manufacturing — 0.3%
1,200,000	Crane Co., 6.550%, 11/15/2036(c)	1,304,832

	Electric — 1.4%
290,000	AES Corp. (The), 7.750%, 10/15/2015	310,300
570,000	AES Corp. (The), 8.000%, 10/15/2017	615,600
1,765,000	AES Corp. (The), 8.000%, 6/01/2020	1,915,025
110,000	CMS Energy Corp., 8.750%, 6/15/2019	131,342
915,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	984,999
690,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	741,750
1,100,000	TransAlta Corp., 6.500%, 3/15/2040	1,193,576

		5,892,592

	Food & Beverage — 2.1%
760,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	816,369
1,660,000	Corn Products International, Inc., 4.625%, 11/01/2020	1,698,112

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — continued
$2,235,000	Del Monte Corp., 7.500%, 10/15/2019	$2,411,006
1,420,000	Dr Pepper Snapple Group, Inc., 6.820%, 5/01/2018	1,756,888
1,410,000	Smithfield Foods, Inc., 10.000%, 7/15/2014, 144A	1,621,500
255,000	TreeHouse Foods, Inc., 7.750%, 3/01/2018	274,125

		8,578,000

	Government Owned — No Guarantee — 1.3%
2,535,000	Petrobras International Finance Co., 6.875%, 1/20/2040	2,901,921
1,375,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	1,663,768
545,000	Taqa Abu Dhabi National Energy, 6.250%, 9/16/2019, 144A	578,819

		5,144,508

	Healthcare — 0.7%
575,000	HCA, Inc., 7.500%, 12/15/2023	540,500
935,000	HCA, Inc., 9.125%, 11/15/2014	985,256
670,000	Medco Health Solutions, 7.250%, 8/15/2013	773,957
590,000	Omnicare, Inc., 7.750%, 6/01/2020	603,275

		2,902,988

	Hybrid ARMs — 0.3%
744,506	FHLMC, 5.971%, 11/01/2036(b)	794,925
373,177	FNMA, 6.000%, 2/01/2037(b)	398,473

		1,193,398

	Independent Energy — 0.9%
2,520,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,776,926
280,000	Williams Cos., Inc. (The), 7.750%, 6/15/2031	319,893
485,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	548,759

		3,645,578

	Industrial Other — 0.6%
1,580,000	Hutchison Whampoa International Ltd., 5.750%, 9/11/2019, 144A	1,754,963
760,000	Timken Co. (The), 6.000%, 9/15/2014	845,061

		2,600,024

	Integrated Energy — 1.0%
300,000	BP AMI Leasing, Inc., 5.523%, 5/08/2019, 144A	320,376
3,880,000	BP Capital Markets PLC, 4.500%, 10/01/2020	3,967,746

		4,288,122

	Lodging — 0.3%
500,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	520,000
510,000	Royal Caribbean Cruises Ltd., 11.875%, 7/15/2015	618,375

		1,138,375

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Media Cable — 1.0%
$900,000	Cablevision Systems Corp., 7.750%, 4/15/2018	$951,750
610,000	Cablevision Systems Corp., 8.000%, 4/15/2020	656,513
410,000	Cox Communications, Inc., 5.450%, 12/15/2014	463,800
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	775,117
1,050,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,355,631

		4,202,811

	Media Non-Cable — 0.6%
1,375,000	Inmarsat Finance PLC, 7.375%, 12/01/2017, 144A	1,436,875
310,000	Lamar Media Corp., 7.875%, 4/15/2018	325,500
600,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	621,360

		2,383,735

	Metals & Mining — 1.9%
765,000	AK Steel Corp., 7.625%, 5/15/2020	774,562
2,655,000	Alcoa, Inc., 6.150%, 8/15/2020	2,729,725
1,615,000	ArcelorMittal, 7.000%, 10/15/2039	1,649,839
915,000	ArcelorMittal, 9.850%, 6/01/2019	1,176,055
710,000	United States Steel Corp., 6.650%, 6/01/2037	630,125
640,000	United States Steel Corp., 7.375%, 4/01/2020	667,200

		7,627,506

	Mortgage Related — 13.0%
554,934	FHLMC, 4.000%, 7/01/2019	587,735
1,297,448	FHLMC, 4.500%, 12/01/2034	1,363,754
5,463,974	FHLMC, 5.000%, with various maturities from 2018 to 2040(d)	5,748,130
7,083,980	FHLMC, 5.500%, with various maturities from 2018 to 2038(d)	7,531,424
108,295	FHLMC, 6.000%, 6/01/2035	118,676
475,345	FNMA, 4.000%, 6/01/2019	503,442
6,992,435	FNMA, 4.500%, with various maturities from 2019 to 2039(d)	7,354,739
10,764,770	FNMA, 5.500%, with various maturities from 2018 to 2039(d)	11,523,413
4,405,326	FNMA, 6.000%, with various maturities from 2016 to 2039(d)	4,785,298
253,644	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	282,055
143,862	FNMA, 7.000%, with various maturities in 2030(d)	163,317

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$147,116	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	$167,913
3,705,004	GNMA, 5.000%, with various maturities from 2035 to 2038(d)	3,961,363
6,583,565	GNMA, 5.500%, with various maturities from 2034 to 2039(d)	7,091,218
1,449,680	GNMA, 6.000%, with various maturities from 2029 to 2037(d)	1,578,177
322,741	GNMA, 6.500%, with various maturities from 2028 to 2032(d)	361,327
255,181	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	290,715
95,301	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	108,792
43,168	GNMA, 8.000%, 11/15/2029	51,024
85,193	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	98,396
14,707	GNMA, 9.000%, with various maturities in 2016(d)	16,111
28,688	GNMA, 11.500%, with various maturities from 2013 to 2015(d)	28,977

		53,715,996

	Non-Captive Consumer — 0.8%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	794,799
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	309,491
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	342,994
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	28,760
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	95,701
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	55,449
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	34,057
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	322,968
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,146,423

		3,130,642

	Non-Captive Diversified — 2.7%
2,472,000	Ally Financial, Inc., 6.625%, 5/15/2012	2,558,520
1,211,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,298,797
1,105,000	Ally Financial, Inc., 8.300%, 2/12/2015, 144A	1,204,450
1,275,000	GATX Corp., 4.750%, 5/15/2015	1,363,226
3,580,000	General Electric Capital Corp., Series A, GMTN, 6.150%, 8/07/2037	3,749,123

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$205,000	International Lease Finance Corp., 6.375%, 3/25/2013	$206,025
120,000	International Lease Finance Corp., Series R, MTN, 5.300%, 5/01/2012	120,300
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	40,050
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	196,250
285,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	276,450

		11,013,191

	Oil Field Services — 2.4%
2,270,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	2,366,475
1,875,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	1,903,125
1,420,000	Rowan Cos., Inc., 5.000%, 9/01/2017	1,467,028
3,845,000	Transocean, Inc., 4.950%, 11/15/2015	3,998,300

		9,734,928

	Paper — 1.1%
1,215,000	Celulosa Arauco y Constitucion SA, 5.000%, 1/21/2021, 144A	1,230,823
565,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	584,775
1,470,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	1,543,500
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	825,037
365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	416,100

		4,600,235

	Pharmaceuticals — 1.0%
825,000	Mylan, Inc., 7.875%, 7/15/2020, 144A	883,781
600,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	612,000
2,165,000	Valeant Pharmaceuticals International, 7.625%, 3/15/2020, 144A	2,749,550

		4,245,331

	Pipelines — 0.6%
285,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	307,912
500,000	Energy Transfer Partners LP, 7.500%, 7/01/2038	589,987
985,000	ONEOK Partners LP, 8.625%, 3/01/2019	1,277,374
435,000	Southern Natural Gas Co., 7.350%, 2/15/2031	487,591

		2,662,864

	Property & Casualty Insurance — 0.3%
475,000	Willis North America, Inc., 6.200%, 3/28/2017	506,148
555,000	Willis North America, Inc., 7.000%, 9/29/2019	610,077

		1,116,225

Principal Amount (‡)	Description	Value (†)

	Refining — 0.9%
$1,895,000	Coffeyville Resources LLC/Coffeyville Finance, Inc., 10.875%, 4/01/2017, 144A	$1,999,225
1,550,000	Motiva Enterprises LLC, 6.850%, 1/15/2040, 144A	1,857,734

		3,856,959

	Sovereigns — 1.8%
865,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)	7,565,700

	Technology — 4.2%
965,000	Amkor Technology, Inc., 7.375%, 5/01/2018, 144A	977,063
1,895,000	Amphenol Corp., 4.750%, 11/15/2014	2,055,918
905,000	Brocade Communications Systems, Inc., 6.625%, 1/15/2018	941,200
290,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	304,500
1,360,000	Corning, Inc., 7.250%, 8/15/2036	1,559,607
440,000	Equifax, Inc., 7.000%, 7/01/2037	498,983
2,050,000	Fidelity National Information Services, Inc., 7.625%, 7/15/2017, 144A	2,188,375
445,000	Fidelity National Information Services, Inc., 7.875%, 7/15/2020, 144A	479,488
2,230,000	Fiserv, Inc., 3.125%, 10/01/2015	2,263,423
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,287,725
700,000	Jabil Circuit, Inc., 7.750%, 7/15/2016	767,375
85,000	Motorola, Inc., 6.500%, 9/01/2025	92,505
535,000	Motorola, Inc., 6.500%, 11/15/2028	568,044
410,000	Motorola, Inc., 6.625%, 11/15/2037	438,445
340,000	Motorola, Inc., 7.500%, 5/15/2025	403,213
1,775,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,861,996
290,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	312,475
279,000	Xerox Corp., 5.500%, 5/15/2012	296,860

		17,297,195

	Textile — 0.4%
1,515,000	Hanesbrands, Inc., 8.000%, 12/15/2016	1,600,219

	Tobacco — 0.7%
2,600,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,729,589

	Transportation Services — 0.6%
2,470,000	Erac USA Finance Co., 5.250%, 10/01/2020, 144A	2,638,192

	Treasuries — 22.4%
3,980,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	3,913,970
4,865,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	3,838,801
3,680,000	U. S. Treasury Bond, 0.875%, 4/30/2011	3,693,944

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$16,340,000	U.S. Treasury Bond, 4.375%, 5/15/2040	$18,351,944
370,000	U.S. Treasury Bond, 4.625%, 2/15/2040	432,322
5,710,000	U.S. Treasury Note, 0.375%, 9/30/2012	5,703,753
3,555,000	U.S. Treasury Note, 0.875%, 5/31/2011	3,570,553
3,310,000	U.S. Treasury Note, 1.875%, 6/15/2012	3,394,948
11,810,000	U.S. Treasury Note, 1.875%, 8/31/2017	11,799,855
1,000,000	U.S. Treasury Note, 2.625%, 6/30/2014	1,064,609
2,420,000	U.S. Treasury Note, 3.125%, 1/31/2017	2,622,297
13,855,000	U.S. Treasury Note, 3.125%, 5/15/2019	14,722,018
6,295,000	U.S. Treasury Note, 3.250%, 7/31/2016	6,889,582
5,450,000	U.S. Treasury Note, 3.500%, 5/15/2020	5,915,812
1,345,000	U.S. Treasury Note, 3.625%, 8/15/2019	1,479,080
1,060,000	U.S. Treasury Note, 3.750%, 11/15/2018	1,184,219
2,160,000	U.S. Treasury Note, 4.375%, 12/15/2010	2,178,479
1,355,000	U.S. Treasury Note, 4.625%, 2/15/2017	1,592,761

		92,348,947

	Wireless — 3.1%
1,070,000	American Tower Corp., 4.625%, 4/01/2015	1,141,122
2,615,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 5/01/2017, 144A	2,889,575
200,000	Indosat Palapa Co. BV, 7.375%, 7/29/2020, 144A	220,500
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	10,050
15,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	14,925
1,385,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	1,633,684
3,945,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,609,675
1,424,000	Telemar Norte Leste SA, 5.500%, 10/23/2020, 144A	1,441,800
100,000	True Move Co. Ltd., 10.375%, 8/01/2014, 144A	105,750
1,520,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	1,615,000

		12,682,081

	Wirelines — 4.3%
2,795,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	2,578,387
4,653,000	Embarq Corp., 7.995%, 6/01/2036	4,947,205
2,055,000	Equinix, Inc., 8.125%, 3/01/2018	2,193,712
1,325,000	Frontier Communications Corp., 7.875%, 4/15/2015	1,431,000

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	$1,590,750
450,000	Frontier Communications Corp., 8.250%, 4/15/2017	492,188
775,000	Qwest Corp., 8.875%, 3/15/2012	850,562
590,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	556,575
2,435,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	2,618,334
515,000	Windstream Corp., 8.125%, 9/01/2018, 144A	533,025

		17,791,738

	Total Bonds and Notes (Identified Cost $354,398,541)	380,652,087

Bank Loans — 0.7%
	Non-Captive Consumer — 0.7%
2,700,000	AGFS Funding Company, Term Loan B, 7.250%, 4/21/2015(e) (Identified Cost $2,662,972)	2,711,637

Shares
Preferred Stocks — 0.1%
	Banking — 0.1%
532	Ally Financial, Inc., Series G, 7.000%, 144A (Identified Cost $125,943)	478,883

Principal Amount (‡)
Short-Term Investments — 3.5%
$14,625,493	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $14,625,493 on 10/01/2010 collateralized by $14,960,000 Federal Home Loan Mortgage Corp. Discount Note due 08/29/2011 valued at $14,922,600 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $14,625,493)	14,625,493

	Total Investments — 96.8% (Identified Cost $371,812,949)(a)	398,468,100
	Other assets less liabilities — 3.2%	13,189,331

	Net Assets — 100.0%	$411,657,431

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $372,838,207 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,423,181
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(793,288)

	Net unrealized appreciation	$25,629,893

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Core Plus Bond Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of this security amounted to $1,304,832 or 0.3% of net assets.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $58,643,208 or 14.2% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

CAD	Canadian Dollar
MXN	Mexican Peso
NZD	New Zealand Dollar

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	22.4%
Mortgage Related	13.0
Commercial Mortgage-Backed Securities	7.5
Banking	5.0
Wirelines	4.3
Technology	4.2
Wireless	3.1
Non-Captive Diversified	2.7
Oil Field Services	2.4
Food & Beverage	2.1
Other Investments, less than 2% each	26.6
Short-Term Investments	3.5

Total Investments	96.8
Other assets less liabilities	3.2

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 87.9% of Net Assets
Non-Convertible Bonds — 69.0%
	ABS Home Equity — 1.9%
$400,000	Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M2, 0.716%, 7/25/2035(b)	$286,057
350,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M1, 0.736%, 9/25/2035(b)	265,329
325,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M2, 0.756%, 9/25/2035(b)	175,369
523,564	Argent Securities, Inc., Series 2003-W3, Class M2, 2.056%, 9/25/2033(b)	349,672
700,000	Asset Backed Funding Certificates, Series 2006-HE1, Class A2B, 0.366%, 1/25/2037(b)	397,451
725,000	GSAMP Trust, Series 2006- HE5, Class A2C, 0.406%, 8/25/2036(b)	318,535
200,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.776%, 3/25/2035(b)	115,833
300,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.706%, 6/25/2035(b)	207,190
400,000	Park Place Securities, Inc., Series 2004-WCW2, Class M2, 0.906%, 10/25/2034(b)	301,390
575,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.756%, 7/25/2035(b)	409,499
266,352	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.906%, 12/26/2034(b)	223,328

		3,049,653

	Aerospace & Defense — 0.0%
55,000	Oshkosh Corp., 8.250%, 3/01/2017	59,125

	Airlines — 1.2%
37,277	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	36,904
292,405	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	313,604
506,395	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	493,735
178,434	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	171,297
726,020	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	809,513

		1,825,053

	Automotive — 2.4%
40,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	40,500
450,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	714,893
420,000	Ford Motor Co., 6.375%, 2/01/2029	388,500

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$65,000	Ford Motor Co., 6.625%, 2/15/2028	$61,587
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	1,155,950
40,000	Ford Motor Co., 7.500%, 8/01/2026	40,000
150,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	169,556
635,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	584,200
565,000	Goodyear Tire & Rubber Co. (The), 8.250%, 8/15/2020	594,662

		3,749,848

	Banking — 2.0%
2,210,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	1,948,450
12,176,250,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	1,291,160

		3,239,610

	Building Materials — 0.9%
50,000	Masco Corp., 6.500%, 8/15/2032	42,911
345,000	Masco Corp., 7.750%, 8/01/2029	337,658
985,000	USG Corp., 6.300%, 11/15/2016	854,487
75,000	USG Corp., 9.500%, 1/15/2018	73,594
65,000	USG Corp., 9.750%, 8/01/2014, 144A	67,763

		1,376,413

	Chemicals — 1.1%
855,000	Hercules, Inc., 6.500%, 6/30/2029	698,963
400,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	392,000
730,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(c)	629,625

		1,720,588

	Collateralized Mortgage Obligations — 1.5%
404,636	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.516%, 1/25/2036(b)	244,012
104,043	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.358%, 10/25/2034(b)	76,433
303,989	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.876%, 11/25/2035(b)	264,784
517,450	Impac CMB Trust, Series 2005-3, Class A1, 0.496%, 8/25/2035(b)	345,573
201,083	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 5.170%, 4/25/2035(b)	167,694
681,203	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.756%, 1/25/2036(b)	454,963
811,454	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.376%, 7/25/2037(b)(d)	337,146

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$307,473	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.008%, 3/25/2035(b)	$265,825
188,955	Sequoia Mortgage Trust, Series 2007-2, Class 1A1, 0.467%, 6/20/2036(b)	134,623

		2,291,053

	Commercial Mortgage-Backed Securities — 0.1%
100,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.805%, 9/15/2039(b)	99,397

	Construction Machinery — 0.7%
1,055,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	1,093,244
15,000	United Rentals North America, Inc., 7.750%, 11/15/2013	15,187

		1,108,431

	Consumer Cyclical Services — 0.5%
420,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	319,200
475,000	West Corp., 8.625%, 10/01/2018, 144A	475,000

		794,200

	Consumer Products — 1.5%
1,970,000	Acco Brands Corp., 7.625%, 8/15/2015	1,891,200
145,000	NBTY, Inc., 9.000%, 10/01/2018, 144A	152,250
275,000	Visant Corp., 10.000%, 10/01/2017, 144A	287,375

		2,330,825

	Electric — 2.0%
35,000	AES Corp. (The), 8.000%, 10/15/2017	37,800
21,813	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	22,413
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	255,938
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	108,450
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	558,275
2,230,000	Edison Mission Energy, 7.625%, 5/15/2027	1,499,675
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	67,200
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	104,325
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	388,237
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	140,600

		3,182,913

	Food and Beverage — 0.5%
700,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	742,875

Principal Amount (‡)	Description	Value (†)

	Gaming — 1.5%
$420,000	Harrah’s Operating Co. Inc., 10.000%, 12/15/2018	$335,475
470,000	MGM Resorts International, 5.875%, 2/27/2014	401,850
1,870,000	MGM Resorts International, 7.500%, 6/01/2016	1,580,150

		2,317,475

	Government Owned — No Guarantee — 0.2%
400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	374,115

	Healthcare — 3.2%
270,000	Gentiva Health Services, Inc., 11.500%, 9/01/2018, 144A	288,225
35,000	HCA, Inc., 7.050%, 12/01/2027	30,800
630,000	HCA, Inc., 7.500%, 12/15/2023	592,200
730,000	HCA, Inc., 7.500%, 11/06/2033	669,775
40,000	HCA, Inc., 7.690%, 6/15/2025	37,400
480,000	HCA, Inc., 8.360%, 4/15/2024	470,400
670,000	HCA, Inc., MTN, 7.580%, 9/15/2025	623,100
1,685,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,550,200
1,005,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	814,050

		5,076,150

	Home Construction — 2.7%
400,000	Corporcion GEO SAB de CV, 9.250%, 6/30/2020, 144A	453,500
1,790,000	KB Home, 7.250%, 6/15/2018	1,678,125
1,925,000	Pulte Group, Inc., 6.000%, 2/15/2035	1,443,750
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	396,000
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	342,475

		4,313,850

	Independent Energy — 2.0%
620,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	629,300
1,505,000	SandRidge Energy, Inc., 8.000%, 6/01/2018, 144A	1,467,375
1,065,000	Swift Energy Co., 7.125%, 6/01/2017	1,054,350

		3,151,025

	Industrial Other — 0.4%
530,000	Corp. Pesquera Inca SAC, 9.000%, 2/10/2017, 144A	548,550
140,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	126,000

		674,550

	Lodging — 0.1%
170,000	Felcor Lodging LP, 10.000%, 10/01/2014	184,663

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Media Cable — 0.5%
$510,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.250%, 10/30/2017, 144A	$517,012
325,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/2018, 144A	337,188

		854,200

	Media Non-Cable — 1.6%
240,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	233,700
1,195,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	1,129,275
595,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	590,537
320,000	Intelsat Luxembourg SA, 11.250%, 2/04/2017	342,800
290,000	Intelsat SA, 6.500%, 11/01/2013	287,463

		2,583,775

	Metals & Mining — 0.5%
360,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	320,850
125,000	United States Steel Corp., 7.000%, 2/01/2018	127,500
315,000	United States Steel Corp., 7.375%, 4/01/2020	328,388

		776,738

	Non-Captive Consumer — 2.3%
220,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	175,450
200,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	189,250
400,000	American General Finance Corp., Series I, MTN, 4.875%, 7/15/2012	378,000
500,000	American General Finance Corp., Series I, MTN, 5.850%, 6/01/2013	461,250
100,000	American General Finance Corp., Series J, MTN, 5.900%, 9/15/2012	95,500
200,000	American General Finance Corp., Series J, MTN, 6.500%, 9/15/2017	158,000
1,400,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	1,169,000
735,000	Residential Capital LLC, 9.625%, 5/15/2015	740,512
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	7,975
5,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,845
245,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	247,466

		3,626,248

	Non-Captive Diversified — 6.5%
2,955,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	3,147,075
139,000	Ally Financial, Inc., 8.000%, 11/01/2031	149,077
20,000	CIT Group, Inc., 7.000%, 5/01/2015	19,850

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$1,880,000	CIT Group, Inc., 7.000%, 5/01/2016	$1,851,800
1,525,000	CIT Group, Inc., 7.000%, 5/01/2017	1,492,594
1,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	1,000,984
660,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	620,699
175,000	International Lease Finance Corp., 5.875%, 5/01/2013	175,000
335,000	International Lease Finance Corp., 8.625%, 9/15/2015, 144A	358,450
1,105,000	International Lease Finance Corp., 8.750%, 3/15/2017, 144A	1,185,112
165,000	International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	162,731
110,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	107,938
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	60,600
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	7,563
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	11,888

		10,351,361

	Oil Field Services — 1.7%
320,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	321,600
825,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	833,250
490,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	443,450
350,000	Compagnie Generale de Geophysique-Veritas, 9.500%, 5/15/2016	378,000
265,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	268,975
385,000	Pioneer Drilling Co., 9.875%, 3/15/2018, 144A	393,663

		2,638,938

	Pharmaceuticals — 0.1%
100,000	Valeant Pharmaceuticals International, 7.000%, 10/01/2020, 144A	102,250

	Pipelines — 1.8%
2,285,000	El Paso Corp., 6.950%, 6/01/2028	2,154,709
405,000	El Paso Corp., 7.420%, 2/15/2037	386,190
110,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	114,165
	Pipelines — continued
235,000	El Paso Corp., GMTN, 8.050%, 10/15/2030	244,842

		2,899,906

	Refining — 0.5%
150,000	Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	137,250
745,000	Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	648,150

		785,400

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Retailers — 1.1%
$250,000	Dillard’s, Inc., 6.625%, 1/15/2018	$241,250
105,000	Dillard’s, Inc., 7.130%, 8/01/2018	102,638
279,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	269,235
140,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	138,600
30,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	28,950
210,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	212,625
805,000	Toys R Us, Inc., 7.375%, 10/15/2018	768,775

		1,762,073

	Sovereigns — 5.0%
150,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	179,745
50,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	58,845
502,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,530,554
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	233,307
50,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	55,355
3,000,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,979,610
7,970,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	40,614
5,275,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	26,609
10,439,049	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	521,394
4,786,965	Uruguay Government International Bond, 4.250%, 4/05/2027, (UYU)	257,498

		7,883,531

	Supermarkets — 1.5%
315,000	American Stores Co., 8.000%, 6/01/2026	264,994
750,000	New Albertson’s, Inc., 7.450%, 8/01/2029	607,500
955,000	New Albertson’s, Inc., 7.750%, 6/15/2026	809,362
130,000	New Albertson’s, Inc., 8.000%, 5/01/2031	105,950
15,000	New Albertson’s, Inc., 8.700%, 5/01/2030	13,200
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	537,469

		2,338,475

	Supranational — 4.5%
2,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	1,189,716
17,499,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	1,688,531
35,340,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	2,877,092
1,500,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	1,334,970

		7,090,309

Principal Amount (‡)	Description	Value (†)

	Technology — 3.8%
$225,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020, 144A	$232,313
85,000	Advanced Micro Devices, Inc., 8.125%, 12/15/2017	89,675
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	792,975
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,394,425
805,000	Amkor Technology, Inc., 7.375%, 5/01/2018, 144A	815,062
160,000	Fidelity National Information Services, Inc., 7.875%, 7/15/2020, 144A	172,400
1,580,000	First Data Corp., 9.875%, 9/24/2015	1,291,650
240,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	239,700
340,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	221,000
560,000	Nortel Networks Ltd., 6.875%, 9/01/2023(e)	154,000
300,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	323,250
355,000	Xerox Capital Trust I, 8.000%, 2/01/2027	361,200

		6,087,650

	Textile — 0.2%
375,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	305,625

	Transportation Services — 0.5%
275,000	APL Ltd., 8.000%, 1/15/2024(c)	188,375
640,000	Overseas Shipholding Group, 7.500%, 2/15/2024	553,600

		741,975

	Treasuries — 0.0%
58,737	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	39,061

	Wireless — 3.4%
1,443,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	1,450,215
944,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	949,900
1,080,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	1,074,600
2,061,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,885,815
55,000	Sprint Capital Corp., 6.900%, 5/01/2019	55,275
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	21,000

		5,436,805

	Wirelines — 7.1%
100,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	92,250
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	969,750
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	98,800
530,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	530,000
370,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	360,750

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$1,611,153	FairPoint Communications, Inc., 13.125%, 4/02/2018(e)	$118,823
95,000	Frontier Communications Corp., 7.000%, 11/01/2025	87,400
30,000	Frontier Communications Corp., 7.125%, 3/15/2019	30,750
1,245,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,257,450
605,000	Frontier Communications Corp., 9.000%, 8/15/2031	645,081
80,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(e)	8
770,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	685,300
495,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	465,300
425,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	425,000
1,445,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	1,358,300
275,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	277,750
2,860,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	2,888,600
10,000	Qwest Corp., 6.875%, 9/15/2033	9,875
975,000	Windstream Corp., 7.875%, 11/01/2017	1,016,437

		11,317,624

	Total Non-Convertible Bonds (Identified Cost $100,389,782)	109,283,756

Convertible Bonds — 18.9%
	Airlines — 0.6%
980,000	UAL Corp., 4.500%, 6/30/2021	983,920

	Automotive — 1.9%
410,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	373,100
1,720,000	Ford Motor Co., 4.250%, 11/15/2016	2,567,100

		2,940,200

	Diversified Manufacturing — 1.2%
410,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	401,800
1,720,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,556,600

		1,958,400

	Healthcare — 1.9%
1,555,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	1,438,375
1,803,000	Omnicare, Inc., 3.250%, 12/15/2035	1,550,580

		2,988,955

	Independent Energy — 0.7%
475,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	365,156
785,000	Penn Virginia Corp., 4.500%, 11/15/2012	765,375

		1,130,531

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — 0.4%
$555,000	Peabody Energy Corp., 4.750%, 12/15/2066	$618,825

	Pharmaceuticals — 3.7%
475,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	949,406
840,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	1,540,350
785,000	Kendle International, Inc., 3.375%, 7/15/2012	725,144
505,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	965,181
1,755,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,744,031

		5,924,112

	Technology — 5.9%
562,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	552,868
1,580,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	1,431,875
15,000	Ciena Corp., 0.250%, 5/01/2013	13,388
1,890,000	Ciena Corp., 0.875%, 6/15/2017	1,377,337
40,000	Ciena Corp., 4.000%, 3/15/2015	42,950
3,705,000	Intel Corp., 2.950%, 12/15/2035	3,663,319
1,330,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	1,245,212
820,000	Micron Technology, Inc., 1.875%, 6/01/2014	728,775
280,000	Nortel Networks Corp., 2.125%, 4/15/2014(e)	215,600

		9,271,324

	Textile — 0.1%
115,000	Iconix Brand Group, Inc., 1.875%, 6/30/2012	111,694

	Wireless — 0.9%
1,435,000	NII Holdings, Inc., 3.125%, 6/15/2012	1,391,950

	Wirelines — 1.6%
2,235,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	2,114,869
459,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	459,000

		2,573,869

	Total Convertible Bonds (Identified Cost $24,870,557)	29,893,780

	Total Bonds and Notes (Identified Cost $125,260,339)	139,177,536

Bank Loans — 0.8%
	Media Non-Cable — 0.1%
224,012	Tribune Company, Term Loan X, 5.000%, 6/04/2009(e)(g)(h)	141,967

	Printing & Publishing — 0.2%
359,148	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	279,956

	Technology — 0.0%
2,394	Sungard Data Systems, Inc., Tranche A, 2.008%, 2/28/2014(g)	2,315

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — 0.5%
$763,371	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(e)(g)	$492,199
36,338	Hawaiian Telcom Communications, Inc., New Tranche C Term Loan, 4.750%, 5/30/2014(g)(i)	27,707
250,000	Level 3 Financing, Inc., Add on Term Loan, 11.500%, 3/13/2014(g)	269,687
25,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.700%, 3/13/2014(g)	22,777

		812,370

	Total Bank Loans (Identified Cost $1,333,200)	1,236,608

Shares
Preferred Stocks — 1.8%
Convertible Preferred Stocks — 1.7%
	Automotive — 0.0%
450	Ford Motor Co. Capital Trust II, 6.500%	21,559

	Capital Markets — 0.7%
26,890	Newell Financial Trust I, 5.250%	1,063,836

	Diversified Financial Services — 0.1%
3,732	Sovereign Capital Trust IV, 4.375%	138,084

	Electric Utilities — 0.2%
6,475	AES Trust III, 6.750%	316,061

	Machinery — 0.1%
2,550	United Rentals Trust I, 6.500%	85,425

	Oil, Gas & Consumable Fuels — 0.2%
9,500	El Paso Energy Capital Trust I, 4.750%	363,375

	Semiconductors & Semiconductor Equipment — 0.4%
799	Lucent Technologies Capital Trust I, 7.750%	647,190

	Total Convertible Preferred Stocks (Identified Cost $2,195,579)	2,635,530

Non-Convertible Preferred Stock — 0.1%
	Banking — 0.1%
274	Ally Financial, Inc., Series G, 7.000%, 144A (Identified Cost $68,285)	246,643

	Total Preferred Stocks (Identified Cost $2,263,864)	2,882,173

Common Stocks — 0.7%
	Biotechnology — 0.2%
8,147	Vertex Pharmaceuticals, Inc.(j)	$281,642

	Chemicals — 0.0%
1,087	Ashland, Inc.	53,013

	Household Durables — 0.0%
1,775	KB Home	20,111

	Media — 0.0%
388	Dex One Corp.(j)	4,764
1,835	SuperMedia, Inc.(j)	19,396

		24,160

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — 0.3%
35,176	El Paso Corp.	$435,479

	Pharmaceuticals — 0.2%
6,875	Merck & Co., Inc.	253,069

	Total Common Stocks (Identified Cost $920,531)	1,067,474

Closed End Investment Companies — 0.0%
2,073	Morgan Stanley Emerging Markets Debt Fund, Inc.	23,425
1,772	Western Asset High Income Opportunity Fund, Inc.	11,110

	Total Closed End Investment Companies (Identified Cost $28,644)	34,535

Principal Amount (‡)
Short-Term Investments — 8.7%
$21,049	Repurchase Agreement with State Street Corporation, dated 9/30/2010 at 0.000% to be repurchased at $21,049 on 10/01/2010 collateralized by $20,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $21,902 including accrued interest (Note 2 of Notes to Financial Statements)	21,049
13,827,775	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $13,827,775 on 10/01/2010 collateralized by $13,795,000 Federal Home Loan Bank, 4.375% due 10/22/2010 valued at $14,105,388 including accrued interest (Note 2 of Notes to Financial Statements)	13,827,775

	Total Short-Term Investments (Identified Cost $13,848,824)	13,848,824

	Total Investments — 99.9% (Identified Cost $143,655,402)(a)	158,247,150
	Other assets less liabilities — 0.1%	171,193

	Net Assets — 100.0%	$158,418,343

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $144,056,645 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$17,434,500
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,243,995)

	Net unrealized appreciation	$14,190,505

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of these securities amounted to $885,200 or 0.6% of net assets.
(d)	The issuer has made partial payment with respect to interest and/or principal. Income is not being accrued.

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles High Income Fund – (continued)

(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $19,891,087 or 12.6% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SGD	Singapore Dollar
UYU	Uruguayan Peso

Industry Summary at September 30, 2010 (Unaudited)

Technology	9.7%
Wirelines	9.2
Non-Captive Diversified	6.5
Healthcare	5.1
Sovereigns	5.0
Supranational	4.5
Wireless	4.3
Automotive	4.3
Pharmaceuticals	4.0
Home Construction	2.7
Independent Energy	2.7
Non-Captive Consumer	2.3
Banking	2.1
Electric	2.0
Other Investments, less than 2% each	26.8
Short-Term Investments	8.7

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2010

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 96.7% of Net Assets
Non-Convertible Bonds — 96.3%
	Australia — 3.1%
200,000	Australia & New Zealand Banking Group Ltd., EMTN, 2.625%, 11/16/2012, (EUR)	$277,415
200,000	National Australia Bank Ltd., EMTN, 3.500%, 1/23/2015, (EUR)	282,473
505,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	489,693

		1,049,581

	Belgium — 0.5%
100,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	182,604

	Brazil — 0.8%
193,211(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	113,392
250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	164,968

		278,360

	Canada — 8.6%
225,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	228,394
1,105,000	Canadian Government, 4.500%, 6/01/2015, (CAD)(b)	1,198,123
165,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	170,023
200,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	298,268
25,000,000	Province of Quebec Canada, 1.600%, 5/09/2013, (JPY)	304,064
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	215,346
200,000	Province of Quebec Canada, EMTN, 3.625%, 2/10/2015, (EUR)	290,156
200,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	207,015

		2,911,389

	Cayman Islands — 1.7%
60,000	DASA Finance Corp., 8.750%, 5/29/2018, 144A	67,410
119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	126,289
200,000	Hutchison Whampoa Finance Ltd., 4.625%, 9/21/2016, (EUR)	284,428
100,000	Odebrecht Finance Ltd., 7.000%, 4/21/2020, 144A	107,000

		585,127

	Finland — 4.2%
965,000	Finland Government Bond, 3.125%, 9/15/2014, (EUR)	1,403,809

	France — 1.0%
100,000	Cie Financiere et Industrielle des Autoroutes, 5.250%, 4/30/2018, (EUR)	153,306
50,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	68,462
70,000	Veolia Environnement, EMTN, 6.125%, 11/25/2033, (EUR)	119,889

		341,657

Principal Amount (‡)	Description	Value (†)

	Germany — 11.4%
100,000	Bertelsmann AG, EMTN, 3.625%, 10/06/2015, (EUR)	$140,611
835,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	1,210,517
1,040,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	1,538,008
110,000	Landesbank Baden-Wuerttemberg, 3.750%, 2/12/2014, (EUR)	160,006
105,000	Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	149,879
460,000	Republic of Germany, 4.000%, 4/13/2012, (EUR)(b)	657,886

		3,856,907

	India — 0.6%
100,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	99,730
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	100,515

		200,245

	Indonesia — 0.3%
100,000	Adaro Indonesia PT, 7.625%, 10/22/2019, 144A	109,000

	Ireland — 0.3%
10,000,000	Depfa ACS Bank, Series 686, EMTN, 1.650%, 12/20/2016, (JPY)	98,958

	Italy — 2.5%
150,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	208,254
470,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 9/01/2020, (EUR)	650,467

		858,721

	Japan — 14.8%
83,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	1,031,130
122,000,000	Japan Government, 0.700%, 6/20/2014, (JPY)	1,488,904
197,000,000	Japan Government, 1.300%, 3/20/2019, (JPY)	2,482,214

		5,002,248

	Jersey — 0.5%
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	171,602

	Luxembourg — 0.8%
150,000	Enel Finance International SA, EMTN, 5.625%, 8/14/2024, (GBP)	246,290
25,000	Telecom Italia Finance SA, EMTN, 7.750%, 1/24/2033, (EUR)	39,991

		286,281

	Mexico — 2.7%
160,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	147,600
100,000	BBVA Bancomer SA, 7.250%, 4/22/2020, 144A	107,424
10,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	87,457

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Mexico — continued
48,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	$440,857
100,000	Mexichem SAB de CV, 8.750%, 11/06/2019, 144A	115,500

		898,838

	Netherlands — 5.4%
155,000	Kingdom of Netherlands, 1.750%, 1/15/2013, (EUR)	215,004
485,000	Kingdom of Netherlands, 4.500%, 7/15/2017, (EUR)	760,723
330,000	Kingdom of Netherlands, 5.500%, 1/15/2028, (EUR)	608,799
150,000	RWE Finance BV, EMTN, 5.500%, 7/06/2022, (GBP)	257,306

		1,841,832

	Norway — 1.0%
1,810,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)	339,642

	Poland — 0.3%
80,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	84,099

	Singapore — 3.4%
425,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	331,899
810,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	645,081
150,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	161,625

		1,138,605

	South Africa — 0.5%
150,000	Edcon Proprietary Ltd., 4.129%, 6/15/2014, 144A, (EUR)(c)	171,770

	Supranationals — 7.3%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	524,346
295,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	175,483
921,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	88,870
44,000,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	556,040
260,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	281,888
5,560,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	452,649
30,000,000	Nordic Investment Bank, Series C, GMTN, 1.700%, 4/27/2017, (JPY)	380,812

		2,460,088

	Sweden — 4.6%
2,540,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)	457,892
5,100,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)(b)	817,471
200,000	Volvo Treasury AB, Series 225, EMTN, 5.000%, 5/31/2017, (EUR)	288,730

		1,564,093

Principal Amount (‡)	Description	Value (†)

	Switzerland — 0.5%
100,000	Credit Suisse London, EMTN, 5.125%, 9/18/2017, (EUR)	$151,432

	United Arab Emirates — 0.3%
100,000	DP World Ltd., 6.850%, 7/02/2037, 144A	93,529

	United Kingdom — 8.3%
200,000	Anglo American Capital PLC, 4.375%, 12/02/2016, (EUR)	286,485
50,000	BAT International Finance PLC, EMTN, 5.375%, 6/29/2017, (EUR)	77,922
100,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	172,853
150,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	225,126
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	88,255
25,000	National Grid PLC, EMTN, 4.375%, 3/10/2020, (EUR)	35,838
75,000	National Grid PLC, EMTN, 5.000%, 7/02/2018, (EUR)	111,726
100,000	Rexam PLC, EMTN, 4.375%, 3/15/2013, (EUR)	141,534
100,000	Smiths Group PLC, 4.125%, 5/05/2017, (EUR)	138,133
50,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	76,431
115,000	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)	193,695
60,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	108,161
175,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	322,510
290,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	490,092
100,000	Virgin Media Secured Finance PLC, 7.000%, 1/15/2018, (GBP)	166,908
100,000	Vodafone Group PLC, Series 25, EMTN, 5.375%, 6/06/2022, (EUR)	156,273

		2,791,942

	United States — 10.0%
80,000	Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017, (GBP)	143,867
130,000	Ally Financial, Inc., 6.750%, 12/01/2014	135,444
100,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	110,195
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	141,694
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	81,932
100,000	Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013, (EUR)	138,301
15,000,000	Citigroup, Inc., 2.400%, 10/31/2025, (JPY)	159,855
100,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	110,473
140,000	DISH DBS Corp., 6.625%, 10/01/2014	146,300

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2010

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$150,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	$159,815
150,000	Frontier Communications Corp., 9.000%, 8/15/2031	159,937
160,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	164,400
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	80,485
45,000	HCA, Inc., 8.360%, 4/15/2024	44,100
200,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	291,102
70,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	75,250
955,000,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	101,267
100,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	133,074
95,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	157,260
55,000	NRG Energy, Inc., 8.250%, 9/01/2020, 144A	56,719
100,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	139,733
150,000	Qwest Corp., 6.875%, 9/15/2033	148,125
100,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	124,829
40,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	39,199
100,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	135,322
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	73,430
100,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	137,468

		3,389,576

	Uruguay — 0.9%
2,763,647	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	138,034
3,077,233	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	173,344

		311,378

	Total Non-Convertible Bonds (Identified Cost $30,295,597)	32,573,313

Convertible Bonds — 0.4%
	United States — 0.4%
91,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	89,521
	United States — continued
50,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(d)	46,250

	Total Convertible Bonds (Identified Cost $121,631)	135,771

	Total Bonds and Notes (Identified Cost $30,417,228)	32,709,084

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 1.7%
$571,663	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $571,663 on 10/01/2010 collateralized by $580,000 Federal National Mortgage Association, 1.000% due 11/23/2011 valued at $587,250 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $571,663)	$571,663

	Total Investments — 98.4% (Identified Cost $30,988,891)(a)	33,280,747
	Other assets less liabilities — 1.6%	529,497

	Net Assets — 100.0%	$33,810,244

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $31,096,877 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,353,496
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(169,626)

	Net unrealized appreciation	$2,183,870

(b)	All or a portion of this security is held as collateral for forward foreign currency contracts.
(c)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $1,910,264 or 5.6% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles International Bond Fund – (continued)

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/ Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	12/15/2010	Canadian Dollar	190,000	$184,342	$621
Buy[2]	11/16/2010	Chinese Renminbi	2,350,000	351,313	(4,253)
Sell[2]	11/16/2010	Chinese Renminbi	2,350,000	351,313	(2,726)
Buy[3]	12/15/2010	Euro	1,000,000	1,362,497	80,197
Buy[1]	12/15/2010	Japanese Yen	120,000,000	1,438,541	6,833
Buy[1]	10/22/2010	Malaysian Ringgit	1,100,000	355,901	3,247
Sell[3]	10/28/2010	Mexican Peso	4,600,000	364,371	1,108
Buy[4]	12/13/2010	South Korean Won	720,000,000	629,584	21,219
Buy[3]	12/13/2010	South Korean Won	587,000,000	513,286	17,718
Buy[5]	12/13/2010	South Korean Won	355,000,000	310,420	10,627

Total					$134,591

1 Counterparty is JPMorgan Chase Bank.

2 Counterparty is Morgan Stanley & Co., Inc.

3 Counterparty is Credit Suisse.

4 Counterparty is Barclays Bank PLC.

5 Counterparty is UBS.

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	47.1%
Supranational	7.3
Banking	6.5
Sovereigns	5.0
Local Authorities	3.3
Government Guaranteed	3.0
Wirelines	2.8
Other Investments, less than 2% each	21.7
Short-Term Investments	1.7

Total Investments	98.4
Other assets less liabilities (including open forward foreign currency contracts)	1.6

Net Assets	100.0%

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

Euro	37.3%
Japanese Yen	20.8
United States Dollar	9.7
British Pound	9.4
Canadian Dollar	5.3
Swedish Krona	3.8
Singapore Dollar	2.9
Other, less than 2% each	9.2

Total Investments	98.4
Other assets less liabilities (including open forward foreign currency contracts)	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 99.4% of Net Assets
	ABS Car Loan — 2.0%
$1,162,442	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.707%, 8/15/2018, 144A(b)	$1,162,442
233,102	Merrill Auto Trust Securitization, Series 2008-1, Class 3A3, 5.500%, 3/15/2012	235,785
3,245,000	Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 1.906%, 1/26/2015, 144A(b)	3,253,584
1,810,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.407%, 1/15/2015, 144A(b)	1,837,138
177,265	USAA Auto Owner Trust, Series 2008-3, Class A3, 4.280%, 10/15/2012	179,360

		6,668,309

	ABS Credit Card — 0.9%
985,000	American Express Credit Account Master, Series 2004-2, Class A, 0.427%, 12/15/2016(b)	980,343
2,100,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	2,179,178

		3,159,521

	ABS Home Equity — 0.5%
730,200	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	681,293
543,170	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	531,260
605,314	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	590,949

		1,803,502

	Collateralized Mortgage Obligations — 0.2%
569,445	Federal Home Loan Mortgage Corp., Series 2901, Class UA, 5.000%, 1/15/2030	588,199
34,450	Federal Home Loan Mortgage Corp., Series 3145, Class KA, 5.000%, 8/15/2024	34,850

		623,049

	Commercial Mortgage-Backed Securities — 14.5%
1,500,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,570,436
2,000,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	2,057,933
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	389,228
1,500,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.698%, 12/10/2049(b)	1,605,862
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.091%, 12/10/2049(b)	1,577,471

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	$3,317,012
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.767%, 6/10/2046(b)	1,551,234
2,670,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.826%, 6/15/2038(b)	2,924,312
825,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	825,867
3,110,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.721%, 6/15/2039(b)	3,099,697
2,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.805%, 9/15/2039(b)	1,987,949
3,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	3,507,902
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.883%, 7/10/2038(b)	1,643,495
3,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	3,162,317
1,860,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	2,002,729
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,214,225
2,785,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,919,205
3,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	3,121,250
3,914,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	3,926,981
2,720,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	2,823,492
1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 5.880%, 6/11/2049(b)	1,604,368
815,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	879,808
1,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	1,474,997

		49,187,770

	Government Guaranteed — 1.2%
1,800,000	General Electric Capital Corp., MTN, (FDIC insured), 2.125%, 12/21/2012	1,857,314
2,340,000	US Central Federal Credit Union, (FDIC insured), 1.900%, 10/19/2012	2,400,229

		4,257,543

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Government Owned - No Guarantee — 22.0%
$5,100,000	Federal Home Loan Mortgage Corp., 0.178%, 2/02/2012(b)	$5,094,783
16,000,000	Federal Home Loan Mortgage Corp., 1.625%, 4/26/2011	16,122,192
11,920,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012	12,212,719
1,600,000	Federal Home Loan Mortgage Corp., 4.125%, 10/18/2010	1,602,955
17,760,000	Federal Home Loan Mortgage Corp., 4.125%, 12/21/2012	19,120,576
6,500,000	Federal National Mortgage Association, 1.250%, 6/22/2012	6,583,610
5,000,000	Federal National Mortgage Association, 1.750%, 3/23/2011	5,036,060
8,265,000	Federal National Mortgage Association, 4.750%, 11/19/2012	8,989,634

		74,762,529

	Government Sponsored — 4.9%
6,800,000	Federal Home Loan Bank, 1.125%, 6/03/2011	6,837,142
5,000,000	Federal Home Loan Bank, 1.625%, 7/27/2011	5,052,700
3,000,000	Federal Home Loan Bank, 3.375%, 10/20/2010	3,005,007
1,700,000	Federal Home Loan Bank, 3.625%, 9/16/2011	1,754,961

		16,649,810

	Hybrid ARMs — 0.3%
851,274	FNMA, 6.000%, 2/01/2037(b)	908,976

	Mortgage Related — 22.0%
15,956,309	FHLMC, 4.500%, with various maturities from 2025 to 2034(c)	16,788,029
2,445,308	FHLMC, 5.500%, 10/01/2023	2,631,898
3,467,129	FHLMC, 6.000%, with various maturities from 2019 to 2021(c)	3,763,810
5,092,036	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	5,600,698
137,445	FHLMC, 7.000%, 2/01/2016	148,059
11,317	FHLMC, 7.500%, with various maturities from 2012 to 2026(c)	12,091
9,005	FHLMC, 8.000%, 9/01/2015	9,788
3,909	FHLMC, 10.000%, 7/01/2019	4,498
110,271	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	115,522
7,845,236	FNMA, 4.000%, with various maturities from 2018 to 2019(c)	8,314,251
9,547,383	FNMA, 4.500%, with various maturities from 2019 to 2025(c)	10,055,742
7,617,395	FNMA, 5.500%, with various maturities from 2017 to 2033(c)	8,203,761

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$13,191,568	FNMA, 6.000%, with various maturities from 2017 to 2022(c)	$14,295,898
3,416,357	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	3,752,770
177,938	FNMA, 7.000%, 12/01/2022	194,499
331,710	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	375,141
45,497	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	49,481
78,723	GNMA, 6.000%, 12/15/2031	86,386
268,158	GNMA, 6.500%, 5/15/2031	301,035
261,599	GNMA, 7.000%, 10/15/2028	298,523
1,903	GNMA, 12.500%, 6/15/2014	1,920
20,604	GNMA, 16.000%, with various maturities from 2011 to 2012(c)	20,814
5,081	GNMA, 17.000%, with various maturities in 2011(c)	5,127

		75,029,741

	Treasuries — 30.9%
1,800,000	U.S. Treasury Note, 0.625%, 6/30/2012	1,807,308
24,105,000	U.S. Treasury Note, 0.875%, 5/31/2011	24,210,459
20,425,000	U.S. Treasury Note, 1.000%, 9/30/2011	20,567,812
45,000,000	U.S. Treasury Note, 1.375%, 9/15/2012	45,827,910
12,400,000	U.S. Treasury Note, 1.875%, 6/30/2015	12,777,816

		105,191,305

	Total Bonds and Notes (Identified Cost $325,863,102)	338,242,055

	Total Investments — 99.4% (Identified Cost $325,863,102)(a)	338,242,055
	Other assets less liabilities — 0.6%	1,902,294

	Net Assets — 100.0%	$340,144,349

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $326,490,074 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,978,281
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(226,300)

	Net unrealized appreciation	$11,751,981

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $6,253,164 or 1.8% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	30.9%
Mortgage Related	22.0
Government Owned - No Guarantee	22.0
Commercial Mortgage-Backed Securities	14.5
Government Sponsored	4.9
ABS Car Loan	2.0
Other Investments, less than 2% each	3.1

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 90.4% of Net Assets
Non-Convertible Bonds — 81.4%
	ABS Car Loan — 0.1%
$11,305,000	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.397%, 8/20/2013, 144A(b)	$10,848,426

	ABS Home Equity — 0.0%
2,175,000	New Century Home Equity Loan Trust, Series 2005-2, Class M3, 0.746%, 6/25/2035(b)	1,239,060

	Aerospace & Defense — 0.1%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	604,188
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	11,210,000

		11,814,188

	Airlines — 2.2%
35,455,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	34,976,018
179,522	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	179,522
3,200,380	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	3,776,448
141,965	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	147,289
6,117,518	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	6,270,456
3,339,995	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	3,306,595
3,046,379	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,954,987
5,721,781	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	5,507,214
5,029,719	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	5,061,155
1,314,717	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,419,895
1,486,910	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,594,711
7,235,449	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	7,307,803
2,067,163	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,165,436
2,714,175	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	2,646,320
11,703,990	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	12,084,369

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$19,476,090	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	$18,697,046
19,191,567	Continental Airlines Pass Through Trust, Series 2009-1, Class A, 9.000%, 7/08/2016	21,878,387
17,425,000	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	18,993,250
2,825,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	3,065,125
2,450,000	Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111%, 3/18/2013	2,560,250
1,472,356	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	1,544,060
8,142,151	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	8,182,862
25,800,820	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	26,252,334
7,126,790	Delta Air Lines, Inc., Series B, 9.750%, 12/17/2016	7,625,665
2,185,205	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA Insured), 6.264%, 5/20/2023	2,196,132
21,099,455	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	21,327,118
1,500,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	1,585,914
32,710,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	35,981,654
20,244,097	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	20,193,486
11,036,483	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	12,305,679

		291,787,180

	Automotive — 2.8%
265,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	268,313
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	2,018,714
2,145,000	Cummins, Inc., 7.125%, 3/01/2028	2,418,262
3,100,000	FCE Bank PLC, EMTN, 4.625%, 10/25/2010, (NOK)	525,210
6,500,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	9,149,114
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	6,380,011
5,700,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	9,055,308
19,011,000	Ford Motor Co., 6.375%, 2/01/2029	17,585,175
1,975,000	Ford Motor Co., 6.500%, 8/01/2018	2,009,563

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$1,220,000	Ford Motor Co., 6.625%, 2/15/2028	$1,155,950
74,829,000	Ford Motor Co., 6.625%, 10/01/2028	70,900,477
2,365,000	Ford Motor Co., 7.125%, 11/15/2025	2,311,788
90,200,000	Ford Motor Co., 7.450%, 7/16/2031	94,033,500
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,345,000
39,805,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	42,534,827
22,640,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	24,757,338
14,595,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	16,497,765
47,600,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	53,401,202
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,578,840
9,635,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	10,911,637
3,100,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	3,293,750
5,300,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	5,803,500

		380,935,244

	Banking — 6.5%
65,105,000	AgriBank FCB, 9.125%, 7/15/2019, 144A(c)	80,751,945
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	22,702,773
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	20,798,031
1,675,000	Bank of America Corp., 5.420%, 3/15/2017	1,715,369
4,560,000	Bank of America Corp., 6.000%, 9/01/2017	4,937,185
8,020,000	Bank of America NA, 5.300%, 3/15/2017	8,254,272
39,890,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	35,169,074
56,650,000,000	Barclays Financial LLC, 4.470%, 12/04/2011, 144A, (KRW)	50,238,527
224,520,000,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	24,150,050
47,120,000	Citigroup, Inc., 5.000%, 9/15/2014	48,940,717
985,000	Citigroup, Inc., 5.850%, 12/11/2034	992,544
22,790,000	Citigroup, Inc., 5.875%, 2/22/2033	21,818,713
10,819,000	Citigroup, Inc., 6.000%, 10/31/2033	10,436,927
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	5,902,343
45,862,000	Citigroup, Inc., 6.375%, 8/12/2014	50,928,650
3,350,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	4,376,052

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$64,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	$69,444,416
9,905,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	10,933,337
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	401,180
30,375,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	31,572,534
1,285,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	1,354,405
3,120,000	HBOS PLC, 6.000%, 11/01/2033, 144A	2,377,783
119,806,078	HSBC Bank USA, Zero Coupon, 11/28/2011, 144A	110,664,874
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	9,136,823
109,312,000,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A, (IDR)	11,933,074
229,157,783,660	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	23,485,784
599,726,100,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A, (IDR)	65,469,259
76,496,404,750	JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A, (IDR)	8,529,885
27,555,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	27,820,493
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	3,113,053
1,400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	1,368,808
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	29,219,858
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,591,042
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	6,068,375
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	821,666
1,235,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	1,351,467
26,665,000	Morgan Stanley, 4.750%, 4/01/2014	27,848,073
10,500,000	Morgan Stanley, 5.500%, 7/24/2020	10,817,289
5,050,000	Morgan Stanley, GMTN, 5.125%, 11/30/2015, (GBP)	8,189,644
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	8,758,375
2,900,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	3,072,979
6,600,000	Morgan Stanley, Series F, MTN, 5.625%, 9/23/2019	6,871,597
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,596,457

		882,925,702

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Brokerage — 0.0%
$880,000	Jefferies Group, Inc., 6.250%, 1/15/2036	$807,988
3,285,000	Jefferies Group, Inc., 8.500%, 7/15/2019	3,814,243

		4,622,231

	Building Materials — 1.0%
3,255,000	Masco Corp., 4.800%, 6/15/2015	3,200,983
2,220,000	Masco Corp., 5.850%, 3/15/2017	2,171,984
13,440,000	Masco Corp., 6.125%, 10/03/2016	13,663,373
2,045,000	Masco Corp., 6.500%, 8/15/2032	1,755,076
18,935,000	Owens Corning, Inc., 6.500%, 12/01/2016	20,485,284
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	36,234,235
46,412,000	USG Corp., 6.300%, 11/15/2016	40,262,410
14,155,000	USG Corp., 9.500%, 1/15/2018	13,889,594

		131,662,939

	Chemicals — 0.9%
23,584,000	Borden, Inc., 7.875%, 2/15/2023	17,923,840
6,920,000	Borden, Inc., 8.375%, 4/15/2016	5,882,000
8,757,000	Borden, Inc., 9.200%, 3/15/2021	7,268,310
36,355,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	46,011,433
14,550,000	Hercules, Inc., 6.500%, 6/30/2029	11,894,625
5,200,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	5,096,000
24,086,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	25,049,440
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	5,292,632
700,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	838,709

		125,256,989

	Collateralized Mortgage Obligations — 0.1%
5,563,846	Banc of America Funding Corp., Series 2007-8, Class 4A1, 6.000%, 8/25/2037	4,952,891
7,146,766	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 3.003%, 7/25/2047(b)	4,353,938
6,470,016	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.954%, 4/25/2035(b)	6,177,365

		15,484,194

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — 0.1%
$5,583,502	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.791%, 4/25/2037(b)	$3,964,711
3,548,538	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 3.097%, 4/25/2035(b)	3,120,183

		7,084,894

	Construction Machinery — 0.9%
48,305,000	Case New Holland, Inc., 7.750%, 9/01/2013	52,471,306
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,413,503
1,645,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	1,704,631
10,790,000	Terex Corp., 8.000%, 11/15/2017	10,803,488
18,703,000	United Rentals North America, Inc., 7.000%, 2/15/2014	18,703,000
26,935,000	United Rentals North America, Inc., 10.875%, 6/15/2016	30,402,881

		115,498,809

	Consumer Cyclical Services — 0.7%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	576,200
5,500,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	4,180,000
76,755,000	Western Union Co. (The), 6.200%, 11/17/2036	82,918,350

		87,674,550

	Distributors — 0.0%
1,500,000	EQT Corp., 8.125%, 6/01/2019	1,859,703

	Diversified Manufacturing — 0.4%
1,441,000	Textron Financial Corp., 5.400%, 4/28/2013	1,513,037
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	569,737
13,850,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	18,742,071
5,020,000	Textron, Inc., 5.600%, 12/01/2017	5,423,518
16,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	25,418,786

		51,667,149

	Electric — 3.5%
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)(c)	8,734,187
8,408,771	AES Ironwood LLC, 8.857%, 11/30/2025	8,640,013
1,032,480	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,060,873
52,100,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	55,136,388
70,050,991	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	78,069,132
3,254,784	CE Generation LLC, 7.416%, 12/15/2018	3,339,024

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$31,115,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	$31,787,364
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	7,695,188
1,000,000	Dynegy Holdings, Inc., 7.500%, 6/01/2015	787,500
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	6,136,463
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	342,500
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	5,814,900
1,132,099	Dynegy Roseton/Danskammer Pass Through Trust, Series A, 7.270%, 11/08/2010	1,132,099
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	64,022,000
250,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 8.350%, 8/01/2013	288,829
4,875,000	Endesa SA/Cayman Islands, 7.875%, 2/01/2027	5,602,501
5,940,000	Energy Future Holdings Corp., 10.000%, 1/15/2020, 144A	5,896,994
555,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	655,791
5,310,000	ITC Holdings Corp., 6.375%, 9/30/2036, 144A	5,863,637
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	15,232,800
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	50,391,007
2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	2,565,625
1,317,625	Quezon Power Philippines Co., 8.860%, 6/15/2017	1,363,742
25,230,000	RRI Energy, Inc., 7.875%, 6/15/2017	23,526,975
1,050,000	SP PowerAssets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	799,384
655,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	429,025
50,270,000	TXU Corp., Series P, 5.550%, 11/15/2014	26,894,450
101,735,000	TXU Corp., Series Q, 6.500%, 11/15/2024	38,913,637
6,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	2,536,500
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	7,671,351
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	11,012,967
4,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	3,630,800

		475,973,646

	Financial Other — 0.2%
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	24,311,200

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — 0.2%
$2,085,000	ARAMARK Corp., 5.000%, 6/01/2012	$2,090,212
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	25,898,552
965,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	978,269

		28,967,033

	Government Owned — No Guarantee — 0.4%
26,435,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	29,560,040
19,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	18,238,116

		47,798,156

	Health Insurance — 0.2%
15,325,000	CIGNA Corp., 6.150%, 11/15/2036	16,874,235
2,000,000	CIGNA Corp., 6.350%, 3/15/2018	2,351,588

		19,225,823

	Healthcare — 2.4%
4,075,000	Boston Scientific Corp., 5.125%, 1/12/2017	4,116,443
2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	2,934,948
10,230,000	Boston Scientific Corp., 6.000%, 1/15/2020	10,910,694
4,155,000	Boston Scientific Corp., 6.400%, 6/15/2016	4,516,743
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	16,684,279
17,785,000	HCA, Inc., 5.750%, 3/15/2014	17,540,456
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,866,500
17,035,000	HCA, Inc., 6.375%, 1/15/2015	16,992,412
49,350,000	HCA, Inc., 6.500%, 2/15/2016	49,350,000
2,074,000	HCA, Inc., 6.750%, 7/15/2013	2,115,480
14,620,000	HCA, Inc., 7.050%, 12/01/2027	12,865,600
11,104,000	HCA, Inc., 7.190%, 11/15/2015	10,881,920
20,447,000	HCA, Inc., 7.500%, 12/15/2023	19,220,180
22,250,000	HCA, Inc., 7.500%, 11/06/2033	20,414,375
46,148,000	HCA, Inc., 7.690%, 6/15/2025	43,148,380
32,745,000	HCA, Inc., 8.360%, 4/15/2024	32,090,100
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	14,707,950
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	8,732,640
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	3,327,642
32,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	26,372,790
4,765,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	5,116,419

		325,905,951

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Home Construction — 0.9%
$11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	$11,602,950
4,830,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	3,622,500
16,075,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	10,448,750
6,040,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	4,348,800
2,490,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	1,867,500
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	4,151,400
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	1,710,056
1,235,000	K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012	1,185,600
1,685,000	KB Home, 5.750%, 2/01/2014	1,628,131
8,340,000	KB Home, 5.875%, 1/15/2015	7,881,300
5,805,000	KB Home, 6.250%, 6/15/2015	5,543,775
11,315,000	KB Home, 7.250%, 6/15/2018	10,607,813
3,745,000	Pulte Group, Inc., 5.200%, 2/15/2015	3,623,288
47,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	35,445,000
13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	10,552,000
4,245,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	4,289,844

		118,508,707

	Independent Energy — 1.1%
5,990,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	6,600,710
48,410,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	48,468,237
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	5,790,781
14,650,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	15,199,375
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	24,051,400
15,054,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	15,279,810
3,000,000	Connacher Oil and Gas Ltd., 11.750%, 7/15/2014, 144A	3,270,000
6,495,000	Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	6,559,950
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	4,947,160
13,570,000	QEP Resources, Inc., 6.875%, 3/01/2021	14,689,525
2,499,000	Swift Energy Co., 7.125%, 6/01/2017	2,474,010
715,000	Williams Cos., Inc. (The), 7.750%, 6/15/2031	816,869
444,000	Williams Cos., Inc. (The), 7.875%, 9/01/2021	539,107

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$2,984,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	$3,376,283

		152,063,217

	Industrial Other — 0.2%
350,000	Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013	351,750
20,000,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	18,000,000
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,069,830

		29,421,580

	Life Insurance — 0.5%
2,185,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	2,228,700
19,625,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	20,311,875
4,815,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	4,899,262
2,855,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	2,677,690
15,930,000	MetLife, Inc., 6.400%, 12/15/2066	14,894,550
9,620,000	MetLife, Inc., 10.750%, 8/01/2069	12,481,950
4,385,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	4,053,551
3,910,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,544,341
6,700,000	Unum Group, 7.125%, 9/30/2016	7,732,343

		72,824,262

	Local Authorities — 0.6%
72,695,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	58,982,500
26,730,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	26,371,011

		85,353,511

	Lodging — 0.0%
5,850,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	5,868,527

	Media Cable — 1.7%
11,140,000	Comcast Corp., 5.650%, 6/15/2035	11,245,807
1,265,000	Comcast Corp., 6.500%, 11/15/2035	1,414,098
161,264,000	Comcast Corp., 6.950%, 8/15/2037	189,096,554
400,000	CSC Holdings LLC, 7.875%, 2/15/2018	436,500
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	26,156,378

		228,349,337

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — 0.5%
$1,140,000	Clear Channel Communications, Inc., 4.400%, 5/15/2011	$1,110,075
5,200,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	4,914,000
4,740,000	Clear Channel Communications, Inc., 6.250%, 3/15/2011	4,704,450
46,000,000	News America, Inc., 6.150%, 3/01/2037	49,530,546
10,385,000	News America, Inc., 6.400%, 12/15/2035	11,516,664

		71,775,735

	Metals & Mining — 0.4%
10,000,000	Alcoa, Inc., 5.720%, 2/23/2019	10,165,630
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	3,884,450
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,293,158
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,404,731
9,785,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	8,720,881
1,840,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	2,009,350
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,938,750
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	6,016,363
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	16,763,700

		60,197,013

	Non-Captive Consumer — 4.4%
7,920,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	6,316,200
3,800,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	3,595,750
6,900,000	American General Finance Corp., Series I, MTN, 4.875%, 7/15/2012	6,520,500
8,885,000	American General Finance Corp., Series I, MTN, 5.850%, 6/01/2013	8,196,413
2,900,000	American General Finance Corp., Series J, MTN, 5.900%, 9/15/2012	2,769,500
800,000	American General Finance Corp., Series J, MTN, 6.500%, 9/15/2017	632,000
240,295,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	200,646,325
67,259,000	Residential Capital LLC, 9.625%, 5/15/2015	67,763,442
995,000	SLM Corp., 6.000%, 5/10/2012, (AUD)	894,620
109,950(††)	SLM Corp., 6.000%, 12/15/2043	2,126,158
20,970,000	SLM Corp., MTN, 5.050%, 11/14/2014	19,969,333
3,695,000	SLM Corp., MTN, 5.125%, 8/27/2012	3,735,379

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$2,160,000	SLM Corp., MTN, 8.000%, 3/25/2020	$2,143,428
4,700,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	5,866,957
54,478,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	53,387,568
41,770,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	40,043,395
14,465,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	11,535,968
19,605,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	19,764,859
24,705,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	24,039,571
1,390,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	1,404,373
30,355,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	23,342,115
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	96,016,684

		600,710,538

	Non-Captive Diversified — 7.8%
311,000	Ally Financial, Inc., 6.625%, 12/17/2010	312,944
22,211,000	Ally Financial, Inc., 6.750%, 12/01/2014	23,141,086
2,947,000	Ally Financial, Inc., 6.875%, 8/28/2012	3,075,931
17,038,000	Ally Financial, Inc., 7.500%, 12/31/2013	18,102,875
35,400,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	37,701,000
32,711,000	Ally Financial, Inc., 8.000%, 12/31/2018	33,610,552
25,955,000	Ally Financial, Inc., 8.000%, 11/01/2031	27,836,737
49,800,000	Ally Financial, Inc., 8.300%, 2/12/2015, 144A	54,282,000
18,096,402	CIT Group, Inc., 7.000%, 5/01/2013	18,186,884
27,144,615	CIT Group, Inc., 7.000%, 5/01/2014	27,076,753
27,144,615	CIT Group, Inc., 7.000%, 5/01/2015	26,941,030
67,386,037	CIT Group, Inc., 7.000%, 5/01/2016	66,375,246
70,757,457	CIT Group, Inc., 7.000%, 5/01/2017	69,253,861
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	5,166,548
6,610,000	General Electric Capital Corp., EMTN, 9.000%, 1/04/2011, (NZD)	4,903,933
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	60,353,884

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	$50,280,206
115,000,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	89,082,458
58,490,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	45,774,378
15,305,000	General Electric Capital Corp., Series A, MTN, 0.826%, 5/13/2024(b)	12,691,579
243,057,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	183,980,072
5,760,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	5,417,014
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	360,000
10,985,000	International Lease Finance Corp., 6.375%, 3/25/2013	11,039,925
20,610,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	22,207,275
24,750,000	International Lease Finance Corp., 8.625%, 9/15/2015, 144A	26,482,500
415,000	International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	409,294
2,620,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	2,570,875
2,547,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	2,470,590
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	29,564,700
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	2,528,400
19,110,000	iStar Financial, Inc., 5.650%, 9/15/2011	17,294,550
4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	3,777,400
4,815,000	iStar Financial, Inc., 5.850%, 3/15/2017	3,647,363
8,815,000	iStar Financial, Inc., 5.875%, 3/15/2016	6,666,344
4,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	3,268,000
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	28,630,950
1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	1,648,725
1,530,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	1,187,663
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	35,353,425

		1,062,654,950

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 1.3%
$7,015,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	$7,050,075
8,060,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	8,140,600
10,860,000	Nabors Industries, Inc., 6.150%, 2/15/2018	12,086,941
77,565,000	Nabors Industries, Inc., 9.250%, 1/15/2019	99,251,709
3,095,000	Parker Drilling Co., 9.125%, 4/01/2018, 144A	3,141,425
16,035,000	Rowan Cos., Inc., 7.875%, 8/01/2019	19,137,821
15,520,000	Weatherford International Ltd., 6.500%, 8/01/2036	15,693,358
2,975,000	Weatherford International Ltd., 6.800%, 6/15/2037	3,118,115
9,580,000	Weatherford International Ltd., 7.000%, 3/15/2038	10,176,259

		177,796,303

	Packaging — 0.3%
2,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	3,473,562
1,750,000	Owens-Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	2,445,330
33,261,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	35,672,422

		41,591,314

	Paper — 2.4%
34,800,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	36,931,500
12,430,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	12,771,825
11,605,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	12,011,175
120,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	132,900
42,425,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	44,546,250
16,475,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	18,493,188
11,003,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	12,543,420
112,065,000	International Paper Co., 7.950%, 6/15/2018	135,906,717
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	15,676,170
25,210,000	Westvaco Corp., 8.200%, 1/15/2030	27,572,353
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	2,801,052
1,020,000	Weyerhaeuser Co., 7.375%, 3/15/2032	1,038,775

		320,425,325

	Pharmaceuticals — 0.3%
37,975,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	38,924,375

	Pipelines — 2.2%
19,745,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	21,492,116
15,685,000	El Paso Corp., 6.950%, 6/01/2028	14,790,641
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,430,332

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$1,000,000	El Paso Corp., GMTN, 7.750%, 1/15/2032	$1,038,359
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	778,402
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,829,724
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	9,847,782
13,175,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	15,196,071
5,100,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	6,400,974
500,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	501,280
45,436,524	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	49,604,871
81,710,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	88,655,350
3,425,000	ONEOK Partners LP, 6.650%, 10/01/2036	3,844,203
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	23,203,102
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	48,482,892
4,168,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	4,074,220

		295,170,319

	Property & Casualty Insurance — 0.3%
3,405,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,789,282
1,580,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	1,706,441
11,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	10,769,042
6,080,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	2,736,000
5,215,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	5,271,880
5,985,000	Willis North America, Inc., 6.200%, 3/28/2017	6,377,460
4,445,000	XL Group PLC, 6.250%, 5/15/2027	4,472,066
1,425,000	XL Group PLC, 6.375%, 11/15/2024	1,480,787

		36,602,958

	Railroads — 0.0%
1,200,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	1,264,182
1,395,000	CSX Corp., MTN, 6.000%, 10/01/2036	1,555,217
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	836,963

		3,656,362

	Refining — 0.0%
1,335,000	Valero Energy Corp., 6.625%, 6/15/2037	1,340,664

	REITs — 0.4%
46,015,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	54,518,940

Principal Amount (‡)	Description	Value (†)

	REITs — Apartments — 0.3%
$2,025,000	Camden Property Trust, 5.000%, 6/15/2015	$2,178,892
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	29,674,962
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	3,613,348

		35,467,202

	REITs — Diversified — 0.0%
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	4,323,763

	REITs — Industrials — 0.1%
4,180,000	ProLogis, 5.625%, 11/15/2015	4,089,348
3,915,000	ProLogis, 5.625%, 11/15/2016	3,769,151
4,635,000	ProLogis, 5.750%, 4/01/2016	4,575,797
1,662,000	ProLogis, 6.625%, 5/15/2018	1,638,104
1,100,000	ProLogis, 6.875%, 3/15/2020	1,081,423
2,080,000	ProLogis, 7.375%, 10/30/2019	2,099,086

		17,252,909

	REITs — Office Property — 0.4%
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	48,654,943

	REITs — Regional Malls — 0.0%
4,900,000	Simon Property Group LP, 5.750%, 12/01/2015	5,579,801
450,000	Simon Property Group LP, 6.125%, 5/30/2018	522,197

		6,101,998

	Restaurants — 0.0%
1,250,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	950,821

	Retailers — 1.1%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	8,451,470
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	2,909,375
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	4,092,792
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,372,500
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	402,688
10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022	9,679,475
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,795,550
37,064,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	35,766,760
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	663,575
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,865,450
15,907,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	15,747,930
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	11,845,375

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Retailers — continued
$2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	$2,394,562
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	6,751,897
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	31,204,625
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	8,710,087

		147,654,111

	Sovereigns — 6.7%
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	13,801,125
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	1,282,731
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	26,676,078
112,100,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	134,329,097
6,250,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	7,485,522
29,875,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	35,159,708
2,350,305(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	20,006,683
18,686,981(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	168,650,165
2,037,000(†††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	17,432,497
79,755,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	77,337,624
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	10,327,747
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	64,671,420
24,800,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	27,455,970
6,225,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	7,570,815
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	37,414,628
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	95,520,590
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	78,234,988
18,400,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	20,102,000
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	16,992,603
2,528,745,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	12,886,157
5,387,208,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	27,175,114
4,020,000	Republic of Venezuela, 7.000%, 3/16/2015, (EUR)	4,526,700

		905,039,962

Principal Amount (‡)	Description	Value (†)

	Supermarkets — 0.7%
$2,000,000	American Stores Co., 7.900%, 5/01/2017	$1,935,000
72,681,000	New Albertson’s, Inc., 7.450%, 8/01/2029	58,871,610
19,060,000	New Albertson’s, Inc., 7.750%, 6/15/2026	16,153,350
4,895,000	New Albertson’s, Inc., 8.000%, 5/01/2031	3,989,425
1,510,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,328,800
13,242,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	9,683,212

		91,961,397

	Supranational — 1.4%
20,250,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	12,045,878
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	10,209,212
460,500,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	44,435,025
24,398,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	18,604,188
60,665,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	59,795,608
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	22,528,023
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	19,123,079
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	6,351,270

		193,092,283

	Technology — 2.2%
1,370,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020, 144A	1,414,525
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	48,039,823
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,139,895
47,625,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	34,647,188
5,065,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,659,463
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,779,114
21,490,000	Avnet, Inc., 5.875%, 3/15/2014	23,440,798
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	39,290,983
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	13,011,989
6,150,000	Corning, Inc., 6.850%, 3/01/2029	7,071,903
4,725,000	Corning, Inc., 7.250%, 8/15/2036	5,418,488
3,640,000	Eastman Kodak Co., 7.250%, 11/15/2013	3,494,400
11,626,000	Equifax, Inc., 7.000%, 7/01/2037	13,184,500

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$285,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	$284,644
6,290,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	5,723,900
475,000	Motorola, Inc., 6.000%, 11/15/2017	530,251
10,830,000	Motorola, Inc., 6.500%, 9/01/2025	11,786,181
22,539,000	Motorola, Inc., 6.500%, 11/15/2028	23,931,121
23,255,000	Motorola, Inc., 6.625%, 11/15/2037	24,868,385
250,000	Motorola, Inc., 7.500%, 5/15/2025	296,480
9,350,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	6,077,500
11,770,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	3,236,750
270,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	320,467
21,822,000	Xerox Capital Trust I, 8.000%, 2/01/2027	22,203,099
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	2,032,319

		297,884,166

	Tobacco — 0.5%
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	59,531,271
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037	14,067,883

		73,599,154

	Transportation Services — 0.4%
10,503,000	APL Ltd., 8.000%, 1/15/2024(c)	7,194,555
13,030,788	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	12,379,249
6,862,758	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)	5,593,148
8,083,878	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	8,164,716
181,285	Atlas Air Pass Through Trust, Series 1999-1, Class A-2, 6.880%, 1/02/2011	175,847
9,780,328	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	8,411,082
4,744,556	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(e)	3,866,813
4,424,401	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017	4,335,913
3,970,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	4,573,635

		54,694,958

	Treasuries — 15.2%
393,245,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	381,293,624
177,160,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	172,128,787

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
320,680,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	$315,359,748
130,000,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	126,726,310
130,216,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	133,135,704
101,755,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	102,821,108
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	181,129,757
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	27,747,638
75,385,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	77,977,206
4,074,191	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	2,709,447
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	17,888,102
151,035,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	117,910,922
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	84,124,478
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	41,458,315
366,200,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	63,592,579
1,180,775,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	221,335,959

		2,067,339,684

	Utility Other — 0.0%
3,300,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	3,743,355

	Wireless — 1.2%
29,635,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	29,783,175
4,748,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	4,777,675
42,310,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	42,098,450
21,186,000	Sprint Capital Corp., 6.875%, 11/15/2028	19,385,190
29,252,000	Sprint Capital Corp., 6.900%, 5/01/2019	29,398,260
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	6,573,000
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	11,167,637
13,320,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	14,152,500

		157,335,887

	Wirelines — 3.2%
8,900,000	AT&T Corp., 6.500%, 3/15/2029	9,936,191
5,650,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	5,212,125
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	4,576,629
8,445,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	9,561,096

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
33,640,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	$34,147,428
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	3,068,971
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	266,000
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	155,000
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,667,011
35,260,000	Frontier Communications Corp., 7.875%, 1/15/2027	35,612,600
10,555,000	GTE Corp., 6.940%, 4/15/2028	12,201,137
525,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	52
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,947,893
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,593,990
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	28,867,150
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	12,229,400
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	16,335,000
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	39,912,400
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	12,587,630
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	32,718,950
33,130,000	Qwest Corp., 6.875%, 9/15/2033	32,715,875
3,075,000	Qwest Corp., 7.200%, 11/10/2026	3,075,000
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,198,950
2,288,000	Qwest Corp., 7.500%, 6/15/2023	2,299,440
5,470,000	SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A	5,798,200
23,000,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	21,697,004
19,635,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	19,369,476
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	32,876,103
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	18,859,232
11,680,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	10,598,082
3,346,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,869,997
6,835,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	8,065,040
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,232,856

		436,251,908

	Total Non-Convertible Bonds (Identified Cost $10,233,848,915)	11,041,645,505

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 7.9%
	Airlines — 0.1%
$10,655,000	AMR Corp., 6.250%, 10/15/2014	$10,361,988
1,255,000	UAL Corp., 4.500%, 6/30/2021	1,260,020

		11,622,008

	Automotive — 1.4%
2,020,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	1,838,200
121,370,000	Ford Motor Co., 4.250%, 11/15/2016	181,144,725
8,460,000	Navistar International Corp., 3.000%, 10/15/2014	9,506,925

		192,489,850

	Diversified Manufacturing — 0.3%
30,570,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	29,958,600
16,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	15,137,935

		45,096,535

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	2,414,250

	Healthcare — 0.3%
19,215,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	17,773,875
12,005,000	Life Technologies Corp., 1.500%, 2/15/2024	13,550,644
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	185,487
2,380,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,368,100
5,445,000	Omnicare, Inc., 3.250%, 12/15/2035	4,682,700

		38,560,806

	Independent Energy — 0.1%
1,860,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,429,875
4,120,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	3,584,400
3,795,000	Penn Virginia Corp., 4.500%, 11/15/2012	3,700,125

		8,714,400

	Lodging — 0.2%
30,418,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	29,657,550

	Media Non-Cable — 0.0%
7,702,608	Liberty Media LLC, 3.500%, 1/15/2031	4,101,639

	Metals & Mining — 0.1%
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,131,250
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	17,383,975

		18,515,225

	Non-Captive Diversified — 0.3%
44,035,000	iStar Financial, Inc., 1.033%, 10/01/2012(b)	33,576,687

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — 1.2%
$635,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	$1,269,206
41,680,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	76,430,700
2,240,000	Kendle International, Inc., 3.375%, 7/15/2012	2,069,200
24,461,000	Nektar Therapeutics, 3.250%, 9/28/2012	24,889,068
28,222,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	53,939,297

		158,597,471

	REITs — Industrials — 0.1%
19,445,000	ProLogis, 3.250%, 3/15/2015	19,056,100

	Technology — 2.7%
15,470,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	15,218,613
2,560,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	2,320,000
220,000	Ciena Corp., 0.250%, 5/01/2013	196,350
30,160,000	Ciena Corp., 0.875%, 6/15/2017	21,979,100
6,075,000	Ciena Corp., 4.000%, 3/15/2015	6,523,031
10,993,000	Intel Corp., 2.950%, 12/15/2035	10,869,329
220,000,000	Intel Corp., 3.250%, 8/01/2039	256,850,000
9,197,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	8,610,691
15,555,000	Micron Technology, Inc., 1.875%, 6/01/2014	13,824,506
745,000	Nortel Networks Corp., 1.750%, 4/15/2012(d)	573,650
30,767,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	23,690,590

		360,655,860

	Textile — 0.0%
85,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	79,900

	Wireless — 0.1%
16,157,000	NII Holdings, Inc., 3.125%, 6/15/2012	15,672,290

	Wirelines — 1.0%
34,645,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	32,782,831
13,484,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	13,484,000
6,000,000	Level 3 Communications, Inc., 6.500%, 10/01/2016	6,135,000
54,075,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	48,194,344
32,895,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	29,317,669
1,000,000	Qwest Communications International, Inc., 3.500%, 11/15/2025	1,311,250

		131,225,094

	Total Convertible Bonds (Identified Cost $905,967,971)	1,070,035,665

Principal Amount (‡)	Description	Value (†)

Municipals — 1.1%
	California — 0.3%
$4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	$3,667,557
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,404,402
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	5,144,519
14,415,000	State of California, 4.500%, 10/01/2029	14,197,766
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	4,108,924
3,620,000	State of California, 4.500%, 8/01/2030	3,549,953
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,225,713
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	12,324,576

		46,623,410

	District of Columbia — 0.0%
3,850,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	4,076,957

	Illinois — 0.0%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,729,123

	Michigan — 0.1%
12,700,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	10,084,816

	Virginia — 0.7%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	89,194,968

	Total Municipals (Identified Cost $189,948,670)	151,709,274

	Total Bonds and Notes (Identified Cost $11,329,765,556)	12,263,390,444

Bank Loans — 0.5%
	Chemicals — 0.1%
4,216,858	Hexion Specialty Chemicals, Inc., Extended Term Loan C1, 4.313%, 5/05/2015(g)	4,025,750
809,920	Hexion Specialty Chemicals, Inc., Extended Term Loan C2, 4.063%, 5/05/2015(g)	773,214

		4,798,964

	Electric — 0.0%
4,993,651	Texas Competitive Electric Holdings Company, LLC, Term Loan B2, 3.923%, 10/10/2014(g)	3,877,670

	Media Non-Cable — 0.0%
2,797,946	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(g)(h)	1,773,198

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 0.0%
$2,485,000	Dresser, Inc., 2nd Lien Term Loan, 6.112%, 5/04/2015(g)	$2,394,397
1,220,433	Dresser, Inc., Term Loan, 2.612%, 5/04/2014(g)	1,171,871

		3,566,268

	Printing & Publishing — 0.2%
26,455,948	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	20,622,411

	Wirelines — 0.2%
3,975,879	FairPoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(d)(g)	2,571,916
12,057,742	FairPoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(d)(g)	7,774,470
17,361,148	Hawaiian Telcom Communications, Inc., New Tranche C Term Loan, 4.750%, 5/30/2014(g)(i)	13,237,876
5,395,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.700%, 3/13/2014(g)	4,915,223

		28,499,485

	Total Bank Loans (Identified Cost $69,696,266)	63,137,996

Shares
Common Stocks — 4.8%
	Biotechnology — 0.2%
867,059	Vertex Pharmaceuticals, Inc.(e)	29,974,230

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(e)	12,926,008
128,014	Smurfit-Stone Container Corp.(e)	2,351,617

		15,277,625

	Electric Utilities — 0.0%
282,500	Duke Energy Corp.	5,003,075

	Electronic Equipment, Instruments & Components — 0.0%
41,343	Corning, Inc.	755,750

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	50,663,299

	Household Durables — 0.1%
477,725	KB Home	5,412,624
549,450	Lennar Corp., Class A	8,450,541

		13,863,165

	Media — 0.0%
4,701	Dex One Corp.(e)	57,728
56,625	SuperMedia, Inc.(e)	598,526

		656,254

	Oil, Gas & Consumable Fuels — 0.2%
846,398	Chesapeake Energy Corp.	19,170,915
216,429	Repsol YPF SA, Sponsored ADR	5,582,916
141,249	Spectra Energy Corp.	3,185,165

		27,938,996

	Pharmaceuticals — 1.7%
7,978,200	Bristol-Myers Squibb Co.	216,289,002
2,288	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	120,692
459,757	Valeant Pharmaceuticals International, Inc.	11,516,916

		227,926,610

Shares	Description	Value (†)

	REITs – Apartments — 0.3%
290,904	Apartment Investment & Management Co., Class A	$6,219,528
889,730	Associated Estates Realty Corp.	12,438,425
460,000	Equity Residential	21,882,200

		40,540,153

	REITs – Regional Malls — 0.1%
123,159	Simon Property Group, Inc.	11,421,766

	REITs – Shopping Centers — 0.0%
201,557	Developers Diversified Realty Corp.	2,261,470

	Semiconductors & Semiconductor Equipment — 1.7%
11,932,326	Intel Corp.	229,458,629

	Total Common Stocks (Identified Cost $647,274,087)	655,741,022

Preferred Stocks — 2.5%
Convertible Preferred Stocks — 1.7%
	Automotive — 0.8%
2,378,821	Ford Motor Co. Capital Trust II, 6.500%	113,969,314

	Capital Markets — 0.1%
186,526	Newell Financial Trust I, 5.250%	7,379,435

	Commercial Banks — 0.1%
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	8,584,198

	Diversified Financial Services — 0.2%
19,062	Bank of America Corp., Series L, 7.250%	18,704,587
203,258	Sovereign Capital Trust IV, 4.375%	7,520,546

		26,225,133

	Electric Utilities — 0.1%
380,577	AES Trust III, 6.750%	18,576,915
107,725	CMS Energy Trust I, 7.750%(c)(j)	3,770,375

		22,347,290

	Machinery — 0.1%
229,491	United Rentals Trust I, 6.500%	7,687,949

	Oil, Gas & Consumable Fuels — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	4,473,720
159,977	El Paso Energy Capital Trust I, 4.750%	6,119,120

		10,592,840

	REITs - Hotels — 0.0%
42,700	FelCor Lodging Trust, Inc., Series A, 1.950%(e)	915,915

	Semiconductors & Semiconductor Equipment — 0.2%
36,020	Lucent Technologies Capital Trust I, 7.750%	29,176,200

	Total Convertible Preferred Stocks (Identified Cost $204,225,482)	226,878,274

Non-Convertible Preferred Stocks — 0.8%
	Banking — 0.2%
36,916	Ally Financial, Inc., Series G, 7.000%, 144A	33,230,170

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)

	Diversified Financial Services — 0.1%
35,000	Bank of America Corp., 6.375%	$811,300
847,800	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter) 7.875%	21,195,000

		22,006,300

	Electric Utilities — 0.0%
393	Entergy New Orleans, Inc., 4.750%	30,936

	Household Durables — 0.0%
49,411	Hovnanian Enterprises, Inc., 7.625%(e)	335,995

	Oil, Gas & Consumable Fuels — 0.1%
99,800	SandRidge Energy, Inc., 8.500%	10,414,350

	REITs — Industrials — 0.1%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,596,000
116,192	ProLogis, Series C, 8.540%	5,809,600

		7,405,600

	Software — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	27,421,875

	Thrifts & Mortgage Finance — 0.1%
389,800	Countrywide Capital IV, 6.750%	9,390,282

	Total Non-Convertible Preferred Stocks (Identified Cost $79,083,023)	110,235,508

	Total Preferred Stocks (Identified Cost $283,308,505)	337,113,782

Closed End Investment Companies — 0.2%
392,579	Dreyfus High Yield Strategies Fund	1,754,828
88,955	DWS High Income Trust	898,446
860,000	Highland Credit Strategies Fund	6,303,800
104,115	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,176,499
2,042,648	Western Asset High Income Opportunity Fund, Inc.	12,807,403
1,157,524	Western Asset Managed High Income Fund, Inc.	7,454,455

	Total Closed End Investment Companies (Identified Cost $35,971,891)	30,395,431

Principal Amount (‡)
Short-Term Investments — 0.3%
$1,574,972	Repurchase Agreement with State Street Corporation, dated 9/30/2010 at 0.000% to be repurchased at $1,574,972 on 10/01/2010 collateralized by $1,470,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $1,609,799 including accrued interest (Note 2 of Notes to Financial Statements)	1,574,972

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — continued
$33,234,246	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $33,234,246 on 10/01/2010 collateralized by $32,565,000 Federal Home Loan Mortgage Corp. Discount Note, due 8/29/2011 valued at $32,483,588; $100,000 Federal Home Loan Bank, 0.580% due 6/01/2011 valued at $100,375; $1,300,000 Federal National Mortgage Association, 1.000% due 11/23/2011 valued at $1,316,250 including accrued interest (Note 2 of Notes to Financial Statements)	$33,234,246

	Total Short-Term Investments (Identified Cost $34,809,218)	34,809,218

	Total Investments — 98.7% (Identified Cost $12,400,825,523)(a)	13,384,587,893
	Other assets less liabilities — 1.3%	182,630,501

	Net Assets — 100.0%	$13,567,218,394

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $12,445,689,893 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,366,741,392
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(427,843,392)

	Net unrealized appreciation	$938,898,000

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of these securities amounted to $446,629,385 or 3.3% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.
(h)	Issuer has filed for bankruptcy.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Fair valued security by the Fund’s investment adviser. At September 30, 2010 the value of this security amounted to $3,770,375 or 0.0% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $1,521,268,235 or 11.2% of net assets.

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Strategic Income Fund – (continued)

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	15.2%
Non-Captive Diversified	8.1
Banking	6.7
Sovereigns	6.7
Automotive	5.0
Technology	4.9
Non-Captive Consumer	4.4
Wirelines	4.4
Electric	3.5
Pharmaceuticals	3.2
Healthcare	2.7
Paper	2.4
Airlines	2.3
Pipelines	2.2
Other Investments, less than 2% each	26.7
Short-Term Investments	0.3

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	67.6%
Canadian Dollar	12.4
New Zealand Dollar	3.9
Norwegian Krone	3.0
Euro	2.1
Other, less than 2% each	9.7

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities

September 30, 2010

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
ASSETS
Investments at cost	$371,812,949	$143,655,402	$30,988,891	$325,863,102	$12,400,825,523
Net unrealized appreciation	26,655,151	14,591,748	2,291,856	12,378,953	983,762,370

Investments at value	398,468,100	158,247,150	33,280,747	338,242,055	13,384,587,893
Cash	—	290,518	—	71,834	272,879
Due from custodian (Note 2)	—	—	—	—	3,020,723
Foreign currency at value (identified cost $0, $4,192, $371,958, $0 and $10,075,783)	—	2,656	385,030	—	9,568,127
Receivable for Fund shares sold	19,343,941	352,652	99,261	1,644,608	29,321,160
Receivable for securities sold	21,363,877	212,249	—	—	45,607,735
Dividends and interest receivable	4,444,230	2,147,705	459,108	1,353,255	198,600,861
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	141,570	—	—
Tax reclaims receivable	8,042	15,938	3,596	—	1,047,034

TOTAL ASSETS	443,628,190	161,268,868	34,369,312	341,311,752	13,672,026,412

LIABILITIES
Payable for securities purchased	31,103,587	677,547	—	—	61,772,288
Payable for Fund shares redeemed	405,945	1,908,984	468,268	528,391	31,290,541
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	6,979	—	—
Foreign taxes payable (Note 2)	—	—	—	—	220,244
Due to broker (Note 2)	—	—	—	—	3,020,723
Dividends payable	—	—	—	240,296	—
Management fees payable (Note 6)	123,155	73,777	2,750	84,097	6,153,093
Deferred Trustees’ fees (Note 6)	229,443	91,652	27,104	217,024	583,600
Administrative fees payable (Note 6)	14,876	6,030	1,273	13,306	518,635
Other accounts payable and accrued expenses	93,753	92,535	52,694	84,289	1,248,894

TOTAL LIABILITIES	31,970,759	2,850,525	559,068	1,167,403	104,808,018

NET ASSETS	$411,657,431	$158,418,343	$33,810,244	$340,144,349	$13,567,218,394

NET ASSETS CONSIST OF:
Paid-in capital	$385,946,991	$143,700,245	$31,374,119	$329,335,461	$13,321,639,728
Undistributed net investment income (Distributions in excess of net investment income)	249,369	178,040	(163,380)	(127,347)	4,843,087
Accumulated net realized gain (loss) on investments, swap agreements and foreign currency transactions	(1,206,987)	(56,713)	141,532	(1,442,718)	(744,454,141)
Net unrealized appreciation on investments and foreign currency translations	26,668,058	14,596,771	2,457,973	12,378,953	985,189,720

NET ASSETS	$411,657,431	$158,418,343	$33,810,244	$340,144,349	$13,567,218,394

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$214,723,169	$68,010,828	$18,757,681	$164,264,914	$5,758,070,100

Shares of beneficial interest	16,843,359	13,854,602	1,678,915	13,670,145	391,961,353

Net asset value and redemption price per share	$12.75	$4.91	$11.17	$12.02	$14.69

Offering price per share (100/[100 - maximum sales charge] of net asset value) (Note 1)	$13.35	$5.14	$11.70	$12.39	$15.38

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$4,489,843	$1,208,596	$—	$4,049,367	$137,268,113

Shares of beneficial interest	350,962	245,701	—	337,345	9,287,909

Net asset value and offering price per share	$12.79	$4.92	$—	$12.00	$14.78

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$123,122,504	$19,311,948	$6,145,057	$75,983,536	$5,146,163,761

Shares of beneficial interest	9,652,551	3,927,775	553,032	6,318,739	348,483,279

Net asset value and offering price per share	$12.76	$4.92	$11.11	$12.03	$14.77

Class Y shares:
Net assets	$69,321,915	$69,886,971	$8,907,506	$95,846,532	$2,521,337,366

Shares of beneficial interest	5,407,085	14,250,436	797,815	7,952,741	171,748,268

Net asset value, offering and redemption price per share	$12.82	$4.90	$11.16	$12.05	$14.68

Admin Class shares:
Net assets	$—	$—	$—	$—	$4,379,054

Shares of beneficial interest	—	—	—	—	298,635

Net asset value, offering and redemption price per share	$—	$—	$—	$—	$14.66

See accompanying notes to financial statements.

53  |

Statements of Operations

For the Year Ended September 30, 2010

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
INVESTMENT INCOME
Interest	$17,226,091	$12,297,471	$1,013,899	$6,919,648	$820,873,584
Dividends	37,198	230,967	—	—	46,586,956
Less net foreign taxes withheld	—	—	(2,662)	—	(140,831)

	17,263,289	12,528,438	1,011,237	6,919,648	867,319,709

Expenses
Management fees (Note 6)	1,344,800	952,564	186,831	1,305,198	73,019,120
Service and distribution fees (Note 6)	1,488,399	372,974	99,338	1,028,107	65,846,077
Administrative fees (Note 6)	156,159	76,320	14,960	127,418	6,282,952
Trustees’ fees and expenses (Note 6)	41,460	26,056	17,732	39,295	284,625
Transfer agent fees and expenses (Note 6)	342,098	212,283	16,163	213,458	10,452,878
Audit and tax services fees	46,485	45,962	46,558	46,612	60,675
Custodian fees and expenses	31,073	50,725	38,818	27,113	666,403
Legal fees	6,799	3,276	674	5,336	274,033
Registration fees	73,157	66,493	51,620	86,540	283,717
Shareholder reporting expenses	62,971	44,487	5,203	32,425	1,489,592
Miscellaneous expenses	14,976	12,114	7,084	13,157	402,729

Total expenses	3,608,377	1,863,254	484,981	2,924,659	159,062,801
Less waiver and/or expense reimbursement (Note 6)	(5,687)	(61,432)	(120,967)	(212,771)	—

Net expenses	3,602,690	1,801,822	364,014	2,711,888	159,062,801

Net investment income	13,660,599	10,726,616	647,223	4,207,760	708,256,908

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	11,780,208	15,061,649	(20,587)	5,299,478	(77,090,397)
Swap agreements	—	—	5,412	—	—
Foreign currency transactions	(92,152)	7,407	96,325	—	2,149,629
Net change in unrealized appreciation (depreciation) on:
Investments	13,887,953	(26,304)	1,027,962	5,267,995	1,297,401,687
Foreign currency translations	12,907	14,375	86,485	—	(308,067)

Net realized and unrealized gain on investments, swap agreements and foreign currency transactions	25,588,916	15,057,127	1,195,597	10,567,473	1,222,152,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,249,515	$25,783,743	$1,842,820	$14,775,233	$1,930,409,760

See accompanying notes to financial statements.

|  54

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income	$13,660,599	$10,726,024	$10,726,616	$7,929,754	$647,223	$501,191
Net realized gain (loss) on investments, swap agreements and foreign currency transactions	11,688,056	1,047,585	15,069,056	(2,943,074)	81,150	246,125
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	13,900,860	27,447,211	(11,929)	23,846,800	1,114,447	2,396,258

Net increase in net assets resulting from operations	39,249,515	39,220,820	25,783,743	28,833,480	1,842,820	3,143,574

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(8,308,883)	(7,509,410)	(4,606,994)	(3,638,806)	(356,057)	(80,043)
Class B	(232,826)	(436,844)	(84,337)	(124,178)	—	—
Class C	(4,369,129)	(2,761,267)	(1,149,766)	(969,430)	(148,175)	(13,441)
Class Y	(2,762,927)	(1,308,176)	(5,066,381)	(3,008,116)	(329,863)	(240,546)
Net realized capital gains
Class A	—	—	—	—	(81,934)	—
Class C	—	—	—	—	(46,824)	—
Class Y	—	—	—	—	(94,216)	—

Total distributions	(15,673,765)	(12,015,697)	(10,907,478)	(7,740,530)	(1,057,069)	(334,030)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	128,799,979	58,618,493	(41,510,546)	109,311,312	8,541,560	9,056,042

Redemption fees
Class A	—	—	—	17,604	—	—
Class B	—	—	—	697	—	—
Class C	—	—	—	4,945	—	—
Class Y	—	—	—	3,996	—	—

Total redemption fees	—	—	—	27,242	—	—

Net increase (decrease) in net assets	152,375,729	85,823,616	(26,634,281)	130,431,504	9,327,311	11,865,586
NET ASSETS
Beginning of the year	259,281,702	173,458,086	185,052,624	54,621,120	24,482,933	12,617,347

End of the year	$411,657,431	$259,281,702	$158,418,343	$185,052,624	$33,810,244	$24,482,933

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$249,369	$1,162,716	$178,040	$8,540	$(163,380)	$180,612

See accompanying notes to financial statements.

55  |

	Limited Term Government and Agency Fund		Strategic Income Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income	$4,207,760	$5,607,171	$708,256,908	$729,275,012
Net realized gain (loss) on investments, swap agreements and foreign currency transactions	5,299,478	2,955,994	(74,940,768)	(765,289,471)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,267,995	8,456,894	1,297,093,620	2,056,646,082

Net increase in net assets resulting from operations	14,775,233	17,020,059	1,930,409,760	2,020,631,623

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,182,978)	(3,913,002)	(325,626,381)	(356,540,265)
Class B	(65,117)	(112,841)	(7,060,015)	(9,240,752)
Class C	(971,553)	(1,292,557)	(249,098,299)	(258,397,380)
Class Y	(1,424,364)	(471,487)	(134,204,230)	(89,955,755)
Admin Class	—	—	(41,765)	—
Net realized capital gains
Class A	—	—	—	(33,148,981)
Class B	—	—	—	(1,003,570)
Class C	—	—	—	(25,254,965)
Class Y	—	—	—	(5,262,204)

Total distributions	(5,644,012)	(5,789,887)	(716,030,690)	(778,803,872)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	128,975,189	51,940,484	(292,510,626)	923,443,021

Net increase (decrease) in net assets	138,106,410	63,170,656	921,868,444	2,165,270,772
NET ASSETS
Beginning of the year	202,037,939	138,867,283	12,645,349,950	10,480,079,178

End of the year	$340,144,349	$202,037,939	$13,567,218,394	$12,645,349,950

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(127,347)	$40,900	$4,843,087	$(3,333,964)

|  56

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)(c)

CORE PLUS BOND FUND
Class A
9/30/2010	$11.91	$0.54	$0.91	$1.45	$(0.61)	$—	$(0.61)	$—
9/30/2009	10.54	0.59	1.44	2.03	(0.66)	—	(0.66)	—
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	—	(0.61)	0.00
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	—	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	—	(0.61)	0.00
Class B
9/30/2010	11.95	0.44	0.92	1.36	(0.52)	—	(0.52)	—
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	—	(0.57)	—
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	—	(0.51)	0.00
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	—	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	—	(0.53)	0.00
Class C
9/30/2010	11.92	0.45	0.91	1.36	(0.52)	—	(0.52)	—
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	—	(0.58)	—
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	—	(0.53)	0.00
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	—	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	—	(0.53)	0.00
Class Y
9/30/2010	11.97	0.57	0.92	1.49	(0.64)	—	(0.64)	—
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	—	(0.69)	—
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	—	(0.64)	0.00
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	—	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	—	(0.64)	0.00

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

57  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$12.75	12.55	$214,723	0.90		0.90		4.41	87
11.91	20.07	140,779	0.90		0.97		5.43	102
10.54	(1.61)	115,873	0.93		1.04		4.86	82
11.31	5.70	105,780	1.04		1.09		4.41	69
11.23	4.03	91,464	1.05		1.08		4.46	91

12.79	11.64	4,490	1.65		1.65		3.64	87
11.95	19.19	7,028	1.65		1.72		4.66	102
10.57	(2.21)	10,481	1.70		1.80		3.92	82
11.31	4.90	87,101	1.79		1.85		3.64	69
11.24	3.26	109,782	1.80		1.83		3.72	91

12.76	11.71	123,123	1.65		1.65		3.66	87
11.92	19.20	77,081	1.65		1.72		4.69	102
10.55	(2.32)	26,698	1.68		1.79		4.17	82
11.32	4.91	12,690	1.78		1.82		3.66	69
11.25	3.26	6,983	1.80		1.82		3.63	91

12.82	12.85	69,322	0.65		0.65		4.66	87
11.97	20.37	34,394	0.65		0.68		5.67	102
10.60	(1.36)	20,407	0.68		0.75		5.14	82
11.36	6.06	15,946	0.70		0.75		4.75	69
11.29	4.28	11,986	0.80	(h)	0.80	(h)	4.58	91

(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	Includes fee/expense recovery of 0.06%.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)

HIGH INCOME FUND
Class A
9/30/2010	$4.49	$0.32	$0.42	$0.74	$(0.32)	$—	$(0.32)	$—
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)	0.00	(g)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)	0.00
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)	0.00
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	—	(0.34)	0.00
Class B
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)	—
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)	0.00	(g)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)	0.00
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	—	(0.30)	0.00
Class C
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)	—
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)	0.00	(g)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)	0.00
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	—	(0.30)	0.00
Class Y
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)	—
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)	0.00	(g)
9/30/2008(h)	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)	0.01
INTERNATIONAL BOND FUND
Class A
9/30/2010	$10.84	$0.22	$0.48	$0.70	$(0.29)	$(0.08)	$(0.37)	$—
9/30/2009	9.19	0.32	1.53	1.85	(0.20)	—	(0.20)	—
9/30/2008(i)	10.00	0.17	(0.79)	(0.62)	(0.19)	—	(0.19)	0.00	(j)
Class C
9/30/2010	10.82	0.15	0.46	0.61	(0.24)	(0.08)	(0.32)	—
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	—	(0.13)	—
9/30/2008(i)	10.00	0.13	(0.81)	(0.68)	(0.15)	—	(0.15)	0.01	(j)
Class Y
9/30/2010	10.82	0.25	0.47	0.72	(0.30)	(0.08)	(0.38)	—
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	—	(0.22)	—
9/30/2008(i)	10.00	0.18	(0.81)	(0.63)	(0.20)	—	(0.20)	0.01	(j)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

59  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$4.91	17.05	$68,011	1.15	1.20	6.72	56
4.49	15.97	59,944	1.15	1.28	8.82	30
4.24	(10.98)	38,577	1.15	1.40	7.01	27
5.12	8.10	32,603	1.18	1.43	6.40	41
5.09	9.39	29,069	1.31	1.48	6.70	41

4.92	16.13	1,209	1.90	1.94	6.00	56
4.50	15.06	1,569	1.90	2.06	8.32	30
4.25	(11.64)	2,267	1.90	2.15	6.15	27
5.13	7.21	4,201	1.94	2.18	5.63	41
5.10	8.79	7,283	2.08	2.25	6.00	41

4.92	16.15	19,312	1.90	1.95	5.97	56
4.50	15.37	17,827	1.90	2.03	8.09	30
4.24	(11.62)	9,945	1.90	2.15	6.32	27
5.12	7.22	5,275	1.93	2.17	5.63	41
5.09	8.58	3,457	2.07	2.23	5.96	41

4.90	17.11	69,887	0.90	0.93	7.02	56
4.49	16.29	105,713	0.90	0.92	8.32	30
4.24	(9.10)	3,833	0.90	1.15	8.03	27

$11.17	6.66	$18,758	1.10	1.49	2.14	128
10.84	20.41	8,479	1.10	2.11	3.29	91
9.19	(6.37)	1,953	1.10	2.95	2.66	60

11.11	5.86	6,145	1.85	2.24	1.40	128
10.82	19.58	2,955	1.85	2.93	2.56	91
9.18	(6.95)	683	1.85	3.70	1.92	60

11.16	6.92	8,908	0.85	1.23	2.41	128
10.82	20.73	13,049	0.85	1.92	3.53	91
9.18	(6.39)	9,981	0.85	2.48	2.74	60

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 1, 2009, redemption fees were eliminated.
(h)	From commencement of class operations on February 29, 2008 through September 30, 2008.
(i)	For the period February 1, 2008 (inception) through September 30, 2008.
(j)	Effective June 2, 2008, redemption fees were eliminated.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2010	$11.60	$0.20	$0.49	$0.69	$(0.27)	$—	$(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	—	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	—	(0.43)
Class B
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	—	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	—	(0.35)
Class C
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	—	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	—	(0.35)
Class Y
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	—	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	—	(0.47)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

61  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)	Net investment income (%) (d)	Portfolio turnover rate (%)

$12.02	6.03	$164,265	0.89	0.97	1.73	89
11.60	9.05	118,619	0.90	0.99	3.10	77
10.98	4.29	105,047	0.92	1.07	4.04	52
11.00	4.46	108,536	0.99	1.10	4.13	45
11.00	3.20	114,180	1.04	1.09	3.57	50

12.00	5.16	4,049	1.64	1.72	1.00	89
11.59	8.24	4,442	1.65	1.74	2.32	77
10.97	3.52	4,532	1.67	1.82	3.29	52
10.99	3.72	6,787	1.74	1.85	3.37	45
10.98	2.36	9,952	1.79	1.84	2.79	50

12.03	5.24	75,984	1.64	1.72	0.98	89
11.61	8.24	50,973	1.65	1.74	2.32	77
10.99	3.62	22,711	1.66	1.83	3.29	52
11.00	3.62	5,261	1.74	1.85	3.38	45
10.99	2.46	4,230	1.79	1.84	2.81	50

12.05	6.20	95,847	0.63	0.71	1.94	89
11.64	9.40	28,004	0.65	0.72	3.42	77
11.01	4.55	6,577	0.67	0.72	4.28	52
11.03	4.79	4,201	0.71	0.75	4.43	45
11.03	3.43	2,461	0.74	0.74	3.89	50

(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (b)(c)

STRATEGIC INCOME FUND
Class A
9/30/2010	$13.39	$0.80	$1.31	$2.11	$(0.81)	$—	$(0.81)	$—
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)	—
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)	0.00
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)	0.00
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)	0.00
Class B
9/30/2010	13.46	0.69	1.33	2.02	(0.70)	—	(0.70)	—
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)	—
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)	0.00
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)	0.00
Class C
9/30/2010	13.45	0.69	1.33	2.02	(0.70)	—	(0.70)	—
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)	—
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)	0.00
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)	0.00
Class Y
9/30/2010	13.38	0.83	1.31	2.14	(0.84)	—	(0.84)	—
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)	—
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)	0.00
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)	0.00
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)	0.00
Admin Class
9/30/2010*	13.87	0.52	0.79	1.31	(0.52)	—	(0.52)	—

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

63  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$14.69	16.20	$5,758,070	0.96	0.96	5.67	27
13.39	20.56	5,544,029	0.99	0.99	7.74	39
12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
15.18	9.90	5,749,315	1.00	1.00	5.39	22
14.60	9.04	2,782,887	1.05	1.05	5.01	21

14.78	15.39	137,268	1.71	1.71	4.92	27
13.46	19.62	148,887	1.74	1.74	7.02	39
12.16	(15.19)	161,751	1.72	1.73	5.78	24
15.25	9.08	233,418	1.76	1.76	4.61	22
14.66	8.22	179,927	1.79	1.79	4.26	21

14.77	15.40	5,146,164	1.71	1.71	4.92	27
13.45	19.66	4,894,546	1.74	1.74	6.95	39
12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
15.24	9.08	3,843,823	1.75	1.75	4.63	22
14.65	8.14	1,812,278	1.79	1.79	4.24	21

14.68	16.50	2,521,337	0.71	0.71	5.92	27
13.38	20.91	2,057,888	0.72	0.72	7.76	39
12.09	(14.34)	783,058	0.72	0.72	6.88	24
15.17	10.22	638,868	0.74	0.74	5.67	22
14.59	9.28	271,065	0.78	0.78	5.30	21

14.66	9.61	4,379	1.24	1.24	5.52	27

(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

|  64

Notes to Financial Statements

September 30, 2010

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

The Funds each offer Class A, Class C and Class Y shares. Effective February 1, 2010, Strategic Income Fund began offering Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

65  |

Notes to Financial Statements (continued)

September 30, 2010

Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency

|  66

Notes to Financial Statements (continued)

September 30, 2010

contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must pay the protection buyer the agreed upon notional value (“par value”) of the reference obligation in exchange for the reference obligation (or may pay the difference between the par value and market value of the reference obligation). The Funds may also make or receive upfront payments.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront fees received or paid by the Funds are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements. The Funds cover their net obligations under outstanding credit default swaps by segregating liquid assets in the form of collateral.

At September 30, 2010, there were no open credit default swaps.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, premium amortization, defaulted bond adjustments, paydown gains and losses, distribution redesignations, expired capital loss carryforwards and return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, forward contract mark to market, dividends payable, securities lending collateral gain/loss adjustment, REIT basis adjustments, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

67  |

Notes to Financial Statements (continued)

September 30, 2010

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2010 and 2009 was as follows:

	2010 Distributions Paid From:			2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total

Core Plus Bond Fund	$15,673,765	$—	$15,673,765	$12,015,697	$—	$12,015,697
High Income Fund	10,907,478	—	10,907,478	7,740,530	—	7,740,530
International Bond Fund	1,057,069	—	1,057,069	334,030	—	334,030
Limited Term Government and Agency Fund	5,644,012	—	5,644,012	5,789,887	—	5,789,887
Strategic Income Fund	716,030,690	—	716,030,690	725,851,869	52,952,003	778,803,872

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund

Undistributed ordinary income	$470,834	$790,353	$91,685	$329,973	$13,103,747
Undistributed long-term capital gains	—	—	152,901	—	—

Total undistributed earnings	470,834	790,353	244,586	329,973	13,103,747

Capital loss carryforward:
Expires September 30, 2014	(181,728)	—	—	—	—
Expires September 30, 2015	—	—	—	(715,432)	—
Expires September 30, 2016	—	—	—	(100,316)	—
Expires September 30, 2017	—	(33,112)	—	—	(45,672,245)
Expires September 30, 2018	—	—	—	—	(529,941,082)

Total capital loss carryforward	(181,728)	(33,112)	—	(815,748)	(575,613,327)
Deferred net capital losses (post-October 2009)	—	—	—	—	(126,545,807)
Unrealized appreciation (depreciation)	25,650,778	14,194,806	2,218,644	11,751,981	939,966,602

Total accumulated earnings (losses)	$25,939,884	$14,952,047	$2,463,230	$11,266,206	$250,911,215

Capital loss carryforward utilized in the current year	$10,121,581	$11,956,905	$—	$4,384,047	$—

Core Plus Bond Fund, High Income Fund, and Limited Term Government and Agency Fund had $9,272,152, $14,869,729 and $663,109, respectively, of capital loss carryforwards expire in the current year.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the

|  68

Notes to Financial Statements (continued)

September 30, 2010

investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2010, none of the Funds loaned securities under this agreement. Excess collateral in the amount of $3,020,723 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of Strategic Income Fund.

j.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated with the custodian and/or broker in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2010, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Bonds and Notes	$—	$380,652,087	$—	$380,652,087
Bank Loans	—	2,711,637	—	2,711,637
Preferred Stocks	—	478,883	—	478,883
Short-Term Investments	—	14,625,493	—	14,625,493

Total	$—	$398,468,100	$—	$398,468,100

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

69  |

Notes to Financial Statements (continued)

September 30, 2010

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes(a)	$—	$139,177,536	$—	$139,177,536
Bank Loans(a)	—	1,236,608	—	1,236,608
Preferred Stocks
Convertible Preferred Stocks
Automotive	21,559	—	—	21,559
Capital Markets	—	1,063,836	—	1,063,836
Diversified Financial Services	—	138,084	—	138,084
Electric Utilities	316,061	—	—	316,061
Machinery	—	85,425	—	85,425
Oil, Gas & Consumable Fuels	363,375	—	—	363,375
Semiconductors & Semiconductor Equipment	—	647,190	—	647,190

Total Convertible Preferred Stocks	700,995	1,934,535	—	2,635,530

Non-Convertible Preferred Stocks(a)	—	246,643	—	246,643

Total Preferred Stocks	700,995	2,181,178	—	2,882,173

Common Stocks(a)	1,067,474	—	—	1,067,474
Closed End Investment Companies	34,535	—	—	34,535
Short-Term Investments	—	13,848,824	—	13,848,824

Total	$1,803,004	$156,444,146	$—	$158,247,150

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

International Bond Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Bonds and Notes	$—	$32,709,084	$—	$32,709,084
Short-Term Investments	—	571,663	—	571,663

Total Investments	—	33,280,747	—	33,280,747

Forward Foreign Currency Contracts (unrealized appreciation)	—	141,570	—	141,570

Total	$—	$33,422,317	$—	$33,422,317

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(6,979)	$—	$(6,979)

(a)	Major categories of the Fund’s investments and forward foreign currency contracts are included in the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Bonds and Notes	$—	$338,242,055	$—	$338,242,055

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2010

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$256,811,162	$34,976,018	$291,787,180
Non-Captive Consumer	2,126,158	—	—	2,126,158
All Other Non-Convertible Bonds(a)	—	10,747,732,167	—	10,747,732,167

Total Non-Convertible Bonds	2,126,158	11,004,543,329	34,976,018	11,041,645,505

Convertible Bonds(a)	—	1,070,035,665	—	1,070,035,665
Municipals(a)	—	151,709,274	—	151,709,274

Total Bonds and Notes	2,126,158	12,226,288,268	34,976,018	12,263,390,444

Bank Loans(a)	—	63,137,996	—	63,137,996
Common Stocks(a)	655,741,022	—	—	655,741,022
Preferred Stocks
Convertible Preferred Stocks
Automotive	113,969,314	—	—	113,969,314
Capital Markets	—	7,379,435	—	7,379,435
Commercial Banks	8,584,198	—	—	8,584,198
Diversified Financial Services	18,704,587	7,520,546	—	26,225,133
Electric Utilities	18,576,915	—	3,770,375	22,347,290
Machinery	—	7,687,949	—	7,687,949
Oil, Gas & Consumable Fuels	10,592,840	—	—	10,592,840
REITs - Hotels	915,915	—	—	915,915
Semiconductors & Semiconductor Equipment	—	29,176,200	—	29,176,200

Total Convertible Preferred Stocks	171,343,769	51,764,130	3,770,375	226,878,274

Non-Convertible Preferred Stocks
Banking	—	33,230,170	—	33,230,170
Diversified Financial Services	811,300	21,195,000	—	22,006,300
Electric Utilities	—	30,936	—	30,936
Household Durables	335,995	—	—	335,995
Oil, Gas & Consumable Fuels	—	10,414,350	—	10,414,350
REITs - Industrials	5,809,600	1,596,000	—	7,405,600
Software	—	27,421,875	—	27,421,875
Thrifts & Mortgage Finance	9,390,282	—	—	9,390,282

Total Non-Convertible Preferred Stocks	16,347,177	93,888,331	—	110,235,508

Total Preferred Stocks	187,690,946	145,652,461	3,770,375	337,113,782

Closed End Investment Companies	30,395,431	—	—	30,395,431
Short-Term Investments	—	34,809,218	—	34,809,218

Total	$875,953,557	$12,469,887,943	$38,746,393	$13,384,587,893

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

71  |

Notes to Financial Statements (continued)

September 30, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2010:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010

Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$389,767	$—	$—	$—	$—	$—	$(389,767)	$—
Non-Captive Consumer	497,545	7,243	(19,550)	37,378	(522,616)	—	—	—
Non-Captive Diversified	478,858	—	—	—	—	—	(478,858)	—
Supranational	678,290	—	—	—	—	—	(678,290)	—
Technology	900,000	4,241	302,588	(140,839)	(1,065,990)	—	—	—
Wireless	970,125	504	—	(9,448)	(961,181)	—	—	—
Convertible Bonds
Technology	196,560	4,737	12,025	2,678	(216,000)	—	—	—
Wirelines	863,900	1,973	(18,892)	(64,581)	(782,400)	—	—	—

Total	$4,975,045	$18,698	$276,171	$(174,812)	$(3,548,187)	$—	$(1,546,915)	$—

Debt securities valued at $1,546,915 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, securities valued at $868,625 were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund and securities valued at $678,290 were valued using broker-dealer bid quotations based on inputs observable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010

Bonds and Notes
Non-Convertible Bonds
Ireland	$98,563	$57	$(1,861)	$147	$(96,906)	$—	$—	$—
Supranational	67,829	—	—	—	—	—	(67,829)	—

Total	$166,392	$57	$(1,861)	$147	$(96,906)	$—	$(67,829)	$—

Debt securities valued at $67,829 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, these securities were valued using broker-dealer bid quotations based on inputs observable to the Fund.

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Notes to Financial Statements (continued)

September 30, 2010

All transfers are recognized as of the beginning of the reporting period.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010

Bonds and Notes
ABS Home Equity	$538,786	$—	$(141,943)	$457,162	$(854,005)	$—	$—	$—

Total	$538,786	$—	$(141,943)	$457,162	$(854,005)	$—	$—	$—

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010

Bonds and Notes
Non-Convertible Bonds
Airlines	$6,940,852	$8,242	$—	$1,068,018	$33,899,758	$—	$(6,940,852)	$34,976,018
Automotive	2,526,146	—	—	—	—	—	(2,526,146)	—
Chemicals	23,203,580	—	—	—	—	—	(23,203,580)	—
Diversified Manufacturing	20,732,656	—	—	—	—	—	(20,732,656)	—
Electric	4,708,532	—	—	—	—	—	(4,708,532)	—
Non-Captive Consumer	4,129,285	2,638	268	205,168	(4,337,359)	—	—	—
Non-Captive Diversified	4,017,538	—	—	—	—	—	(4,017,538)	—
Supranational	30,455,245	—	—	—	—	—	(30,455,245)	—
Technology	225,000	—	—	—	—	—	(225,000)	—
Convertible Bonds
Technology	3,394,300	54,845	134,788	146,067	(3,730,000)	—	—	—
Wirelines	57,319,500	—	—	—	—	—	(57,319,500)	—
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	3,770,375	—	—	—	—	—	—	3,770,375
REITs - Hotels	491,050	—	—	—	—	—	(491,050)	—

Total	$161,914,059	$65,725	$135,056	$1,419,253	$25,832,399	$—	$(150,620,099)	$38,746,393

A preferred stock valued at $491,050 was transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, this security was valued using a broker-dealer bid quotation based on inputs unobservable to the Fund; at September 30, 2010, this security was valued at the market price in accordance with the Fund’s valuation policies.

Debt securities valued at $150,129,049 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, securities valued at $119,673,804 were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund and securities valued at $30,455,245 were valued using broker-dealer bid quotations based on inputs observable to the Fund.

73  |

Notes to Financial Statements (continued)

September 30, 2010

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts and swaps (including credit default swaps).

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2010, High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The Funds are subject to the risk that companies in which the Funds invest will fail financially or otherwise be unwilling or unable to meet their obligations to the Funds. The Funds may use credit default swaps to reduce their credit exposure to issuers of bonds they hold without having to sell the bonds. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of the fees paid by the protection buyer. During the year ended September 30, 2010, International Bond Fund engaged in credit default swap transactions as a protection buyer for hedging purposes.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts and swap transactions. These agreements contain contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such contingent features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value.

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2010 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts

Net Realized Gain (Loss) on:
Foreign currency transactions*	$(12,761)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	12,761

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2010:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts

Assets
Unrealized appreciation on forward foreign currency contracts	$141,570
Liabilities
Unrealized depreciation on forward foreign currency contracts	(6,979)

|  74

Notes to Financial Statements (continued)

September 30, 2010

Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2010 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts	Credit Contracts

Net Realized Gain (Loss) on:
Swap agreements	$—	$5,412
Foreign currency transactions*	119,441	—
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	69,385	—

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of derivative activity, as a percentage of net assets, for High Income Fund and International Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2010:

High Income Fund	Forwards
Average Notional Amount Outstanding	0.08%
Highest Notional Amount Outstanding	0.00%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2010	0.00%

International Bond Fund	Forwards	Swaps
Average Notional Amount Outstanding	17.98%	0.49%
Highest Notional Amount Outstanding	27.79%	2.21%
Lowest Notional Amount Outstanding	10.04%	0.00%
Notional Amount Outstanding as of September 30, 2010	17.34%	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2010, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$149,804,323	$126,863,722	$234,005,525	$148,838,092
High Income Fund	—	173,431	81,575,432	127,053,348
International Bond Fund	4,602,170	4,611,391	44,355,227	33,273,986
Limited Term Government and Agency Fund	295,625,661	178,948,726	63,962,435	52,122,606
Strategic Income Fund	162,676,309	190,710,692	3,284,296,010	3,217,335,294

75  |

Notes to Financial Statements (continued)

September 30, 2010

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $50 million	Next $1.75 billion	Next $13 billion	Over $15 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.4000%	0.4000%	0.4000%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.6000%	0.5500%	0.5400%

Prior to July 1, 2010, Limited Term Government and Agency Fund paid a management fee at an annual rate of 0.50%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%	—
High Income Fund	1.15%	1.90%	1.90%	0.90%	—
International Bond Fund	1.10%	—	1.85%	0.85%	—
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%	—
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%	1.50%

Prior to July 1, 2010, the expense limits as a percentage of average daily net assets for the Limited Term Government and Agency Fund were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y
0.90%	1.65%	1.65%	0.65%

|  76

Notes to Financial Statements (continued)

September 30, 2010

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for the Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2010, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$672,400	$2,844	$669,556	0.207%	0.206%
High Income Fund	952,564	61,432	891,132	0.600%	0.561%
International Bond Fund	186,831	120,967	65,864	0.600%	0.212%
Limited Term Government and Agency Fund	1,305,198	212,771	1,092,427	0.491%	0.411%
Strategic Income Fund	73,019,120	—	73,019,120	0.558%	0.558%

[1]	Management fee waivers are subject to possible recovery until September 30, 2011.

For the year ended September 30, 2010, the advisory administration fees for Core Plus Bond Fund were as follows:

Gross Advisory Administration Fee	Waiver of Advisory Administration Fee	Net Advisory Administration Fee	Percentage of Average Daily Net Assets
			Gross	Net
$672,400	$2,843	$669,557	0.207%	0.206%

No expenses were recovered during the year ended September 30, 2010 under the terms of the expense limitation agreement.

Certain officers and directors of Loomis Sayles and Natixis Advisors and its affiliates are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Strategic Income Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for

77  |

Notes to Financial Statements (continued)

September 30, 2010

services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares. Under the Admin Class Plan, the Strategic Income Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Strategic Income Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2010, the Funds paid the following service and distribution fees:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Core Plus Bond Fund	$413,358	$13,758	$255,002	$—	$41,273	$765,008	$—
High Income Fund	168,724	3,497	47,566	—	10,491	142,696	—
International Bond Fund	38,382	—	15,239	—	—	45,717	—
Limited Term Government and Agency Fund	349,820	10,373	159,199	—	31,117	477,598	—
Strategic Income Fund	14,187,827	357,146	12,556,548	1,740	1,071,436	37,669,640	1,740

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to July 1, 2010, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended September 30, 2010, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$156,159
High Income Fund	76,320
International Bond Fund	14,960
Limited Term Government and Agency Fund	127,418
Strategic Income Fund	6,282,952

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees

|  78

Notes to Financial Statements (continued)

September 30, 2010

attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$223,807
High Income Fund	108,959
International Bond Fund	10,882
Limited Term Government and Agency Fund	116,345
Strategic Income Fund	8,068,633

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2010 were as follows:

Fund	Commissions
Core Plus Bond Fund	$379,697
High Income Fund	79,786
International Bond Fund	65,871
Limited Term Government and Agency Fund	247,248
Strategic Income Fund	6,625,150

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International

79  |

Notes to Financial Statements (continued)

September 30, 2010

Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payments by Affiliates.  For the year ended September 30, 2010, Loomis Sayles reimbursed the Strategic Income Fund $76,238 and the Limited Term Government and Agency Fund $1,899 for losses incurred in connection with trading errors.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2010, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  At September 30, 2010, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 28,447 shares of beneficial interest of Limited Term Government and Agency Fund and Natixis US owned shares equating to 20.01% of International Bond Fund’s net assets.

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Notes to Financial Statements (continued)

September 30, 2010

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Core Plus Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	8,076,791	$99,281,285	5,053,473	$54,649,921
Issued in connection with the reinvestment of distributions	503,145	6,118,146	515,393	5,579,642
Redeemed	(3,556,858)	(43,324,928)	(4,737,622)	(51,103,206)

Net change	5,023,078	$62,074,503	831,244	$9,126,357

Class B
Issued from the sale of shares	46,593	$562,160	72,713	$778,608
Issued in connection with the reinvestment of distributions	14,472	175,787	28,331	305,872
Redeemed	(298,342)	(3,615,617)	(504,102)	(5,425,057)

Net change	(237,277)	$(2,877,670)	(403,058)	$(4,340,577)

Class C
Issued from the sale of shares	4,971,733	$60,338,041	5,539,383	$59,909,721
Issued in connection with the reinvestment of distributions	143,826	1,750,082	82,284	901,682
Redeemed	(1,930,707)	(23,457,007)	(1,683,762)	(18,156,728)

Net change	3,184,852	$38,631,116	3,937,905	$42,654,675

Class Y
Issued from the sale of shares	4,875,867	$59,587,010	2,459,788	$27,430,717
Issued in connection with the reinvestment of distributions	102,891	1,263,048	63,520	692,382
Redeemed	(2,443,989)	(29,878,028)	(1,576,971)	(16,945,061)

Net change	2,534,769	$30,972,030	946,337	$11,178,038

Increase (decrease) from capital share transactions	10,505,422	$128,799,979	5,312,428	$58,618,493

	Year Ended September 30, 2010		Year Ended September 30, 2009
High Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	7,886,065	$37,432,096	9,902,651	$37,553,280
Issued in connection with the reinvestment of distributions	740,661	3,486,120	702,667	2,621,142
Redeemed	(8,110,153)	(38,368,078)	(6,362,694)	(24,378,951)

Net change	516,573	$2,550,138	4,242,624	$15,795,471

Class B
Issued from the sale of shares	27,891	$131,139	22,526	$84,592
Issued in connection with the reinvestment of distributions	13,045	61,362	21,555	78,355
Redeemed	(143,704)	(680,984)	(229,184)	(845,267)

Net change	(102,768)	$(488,483)	(185,103)	$(682,320)

Class C
Issued from the sale of shares	1,272,869	$6,002,594	2,411,038	$9,092,790
Issued in connection with the reinvestment of distributions	138,274	650,996	155,802	577,576
Redeemed	(1,443,966)	(6,801,815)	(949,303)	(3,508,124)

Net change	(32,823)	$(148,225)	1,617,537	$6,162,242

Class Y
Issued from the sale of shares	10,174,824	$47,942,376	22,731,680	$88,407,570
Issued in connection with the reinvestment of distributions	940,961	4,395,066	650,415	2,696,934
Redeemed	(20,410,850)	(95,761,418)	(740,730)	(3,068,585)

Net change	(9,295,065)	$(43,423,976)	22,641,365	$88,035,919

Increase (decrease) from capital share transactions	(8,914,083)	$(41,510,546)	28,316,423	$109,311,312

81  |

Notes to Financial Statements (continued)

September 30, 2010

10.  Capital Shares (continued).

	Year Ended September 30, 2010		Year Ended September 30, 2009
International Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	1,454,026	$15,450,317	672,013	$6,666,998
Issued in connection with the reinvestment of distributions	25,628	268,292	5,103	49,865
Redeemed	(582,821)	(6,085,212)	(107,505)	(999,973)

Net change	896,833	$9,633,397	569,611	$5,716,890

Class C
Issued from the sale of shares	488,076	$5,290,541	238,418	$2,461,614
Issued in connection with the reinvestment of distributions	4,722	49,432	670	6,563
Redeemed	(212,865)	(2,176,537)	(40,421)	(390,729)

Net change	279,933	$3,163,436	198,667	$2,077,448

Class Y
Issued from the sale of shares	363,950	$3,901,435	148,246	$1,536,076
Issued in connection with the reinvestment of distributions	34,152	358,772	24,645	234,656
Redeemed	(805,893)	(8,515,480)	(54,815)	(509,028)

Net change	(407,791)	$(4,255,273)	118,076	$1,261,704

Increase (decrease) from capital share transactions	768,975	$8,541,560	886,354	$9,056,042

	Year Ended September 30, 2010		Year Ended September 30, 2009
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	11,266,230	$133,267,058	8,687,955	$97,183,574
Issued in connection with the reinvestment of distributions	199,254	2,358,259	242,614	2,733,365
Redeemed	(8,020,196)	(94,867,976)	(8,273,983)	(93,400,549)

Net change	3,445,288	$40,757,341	656,586	$6,516,390

Class B
Issued from the sale of shares	74,327	$877,417	130,399	$1,438,679
Issued in connection with the reinvestment of distributions	4,282	50,516	7,515	84,528
Redeemed	(124,533)	(1,466,258)	(167,898)	(1,871,502)

Net change	(45,924)	$(538,325)	(29,984)	$(348,295)

Class C
Issued from the sale of shares	4,108,090	$48,568,618	6,162,236	$68,267,485
Issued in connection with the reinvestment of distributions	41,123	487,281	42,444	479,083
Redeemed	(2,221,038)	(26,267,537)	(3,881,272)	(43,578,196)

Net change	1,928,175	$22,788,362	2,323,408	$25,168,372

Class Y
Issued from the sale of shares	10,058,653	$119,749,282	2,463,987	$28,003,881
Issued in connection with the reinvestment of distributions	40,673	484,828	14,127	160,181
Redeemed	(4,553,430)	(54,266,299)	(668,533)	(7,560,045)

Net change	5,545,896	$65,967,811	1,809,581	$20,604,017

Increase (decrease) from capital share transactions	10,873,435	$128,975,189	4,759,591	$51,940,484

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Notes to Financial Statements (continued)

September 30, 2010

10. Capital Shares (continued).

	Year Ended September 30, 2010		Year Ended September 30, 2009
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	102,095,738	$1,433,327,434	197,022,094	$2,182,492,582
Issued in connection with the reinvestment of distributions	19,067,875	267,178,534	27,449,011	301,119,073
Redeemed	(143,344,700)	(2,011,259,494)	(269,140,105)	(2,956,389,363)

Net change	(22,181,087)	$(310,753,526)	(44,669,000)	$(472,777,708)

Class B
Issued from the sale of shares	186,206	$2,622,085	498,498	$5,392,143
Issued in connection with the reinvestment of distributions	248,193	3,496,666	443,741	4,856,521
Redeemed	(2,205,963)	(31,123,182)	(3,184,682)	(35,016,126)

Net change	(1,771,564)	$(25,004,431)	(2,242,443)	$(24,767,462)

Class C
Issued from the sale of shares	56,633,554	$798,369,591	123,246,746	$1,377,861,744
Issued in connection with the reinvestment of distributions	8,306,362	117,036,115	11,167,692	123,558,637
Redeemed	(80,289,909)	(1,131,902,366)	(98,406,847)	(1,085,168,243)

Net change	(15,349,993)	$(216,496,660)	36,007,591	$416,252,138

Class Y
Issued from the sale of shares	71,382,373	$1,004,096,644	132,053,741	$1,485,053,461
Issued in connection with the reinvestment of distributions	3,481,005	48,849,457	2,940,277	33,107,757
Redeemed	(56,938,380)	(797,459,413)	(45,930,609)	(513,425,165)

Net change	17,924,998	$255,486,688	89,063,409	$1,004,736,053

Admin Class*
Issued from the sale of shares	309,466	$4,414,761	—	$—
Issued in connection with the reinvestment of distributions	2,485	35,684	—	—
Redeemed	(13,316)	(193,142)	—	—

Net change	298,635	$4,257,303	—	$—

Increase (decrease) from capital share transactions	(21,079,011)	$(292,510,626)	78,159,557	$923,443,021

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.

83  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2010

|  84

Special Meeting of Shareholders (Unaudited)

A special meeting of shareholders of the Trusts was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trusts. The results of the shareholder vote were as follows:

Natixis Funds Trust I

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	134,327,075	2,191,679
Wendell J. Knox	134,206,797	2,311,957
Erik R. Sirri	134,310,617	2,208,138
Peter J. Smail	134,368,549	2,150,205

*	Trust-wide voting results.

Loomis Sayles Funds II

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	1,717,408,736	24,631,425
Wendell J. Knox	1,717,302,502	24,737,659
Erik R. Sirri	1,717,226,576	24,813,585
Peter J. Smail	1,717,449,661	24,590,500

*	Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trusts: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

85  |

2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2010, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.25%
High Income	0.32%
Strategic Income	3.25%

Qualified Dividend Income.  For the fiscal year ended September 30, 2010, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income
Strategic Income

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee From 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors); and since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	42 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri[1] (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail[1] (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	42 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

John T. Hailer[3] (1960)	Trustee Since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	42 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

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Trustee and Officer Information

[1]	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.

[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

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Trustee and Officer Information

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

September 30, 2010

Loomis Sayles Disciplined Equity Fund

Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Value Fund

Loomis, Sayles & Company, L.P.

Management Discussion and Performance page 1

Portfolio of Investments page 18

Financial Statements page 35

LOOMIS SAYLES DISCIPLINED EQUITY FUND

Management Discussion

Managers:

Maureen G. Depp, CFA

Brian James, CFA

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

July 31, 2000

Symbols:

Class A	LSRRX
Class B	LSCBX
Class C	LSCCX
Class Y	LISRX

What You Should Know:

Growth stocks are generally more sensitive to market movements than value stocks. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Market Conditions

The domestic stock market moved both up and down during the 12 months ended September 30, 2010. While the dominant trend was up, stock prices dipped sharply in the spring of 2010 amid heightened economic concerns. Then, market sentiment shifted and equity values climbed higher late in the period. These changing trends affected stocks in sectors across the market, although those groups directly affected by changes in financial regulation, healthcare or energy policies tended to lag the market.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Disciplined Equity Fund returned 4.81% at net asset value. The fund underperformed its benchmark, the S&P 500 Index, which rose 10.16% and the average fund in its peer group, the Morningstar Large Growth category, which returned 10.34%.

Explanation of Fund Performance

The fund trailed its benchmark for most of the 12 months, primarily because of poor performance by healthcare and financials holdings. We underestimated the potential impact of political controversies on both groups. Both WellPoint, a healthcare benefits company, and Goldman Sachs, an investment bank, weakened performance and both were sold. In addition, dominant market trends did not favor our stock discipline, which seeks investments in corporations with lower stock valuations. When the equity markets rose, higher-priced stocks with recent positive earnings news tended to be performance leaders. Nevertheless, we retain confidence in our discipline, which relies heavily on fundamental company research. We believe our approach has been successful over the long term.

Goldman Sachs was not the only large financial company to be a major disappointment. Bank of America and JPMorgan Chase declined significantly because of weak loan demand and in reaction to the debate over financial regulation. We sold Bank of America shares but retained an investment in JPMorgan Chase because of its strong capital base and progress in dealing with credit problems. The fund’s relative performance also was held back by lack of exposure to Microsoft for most of the period. Even though increasing competition took its toll on Microsoft’s share price for much of the year, the stock performed well after Microsoft launched the Windows 7 operating system.

Despite the absence of Microsoft, stock selection in the information technology sector, combined with an overweight in the sector, boosted performance. We had a large position in Apple, which continued to profit from innovations in mobile devices such as the iPhone 4 and the iPad. More generally, we emphasized technology companies that could benefit from increasing corporate investments in technology, including data centers. Holdings that did particularly well in this environment included F5 Networks, which enjoyed strong revenue growth from data center spending, and software company Oracle, which benefitted from a rebound in corporate enterprise spending and from improving profit margins. The fund’s industrials holdings also helped, led by engine-maker Cummins, and transportation company CSX, which was sold.

During the year, we began to trade in call options – a form of equity derivatives – to manage risk and generate yield. This tactic had a modest positive influence on fund results.

Outlook

We have a positive view about the equity markets, despite the many potential obstacles that investors could face. Although the domestic economy is growing at a disappointing pace and employment remains a concern, the global economy appears to be expanding at a solid pace, particularly in Asia. We believe that many companies, either directly or indirectly linked to global economic developments, should benefit from this trend. We also believe that volatility in the equity markets has started to diminish. Meanwhile, corporate profits appear to be growing surprisingly well for a period of sluggish growth. Based on historical trends for equity price-to-earnings multiples, we continue to believe stock prices are low relative to earnings and represent an attractive opportunity.

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LOOMIS SAYLES DISCIPLINED EQUITY FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20105

	1 Year	5 Years	10 Years

Class A (Inception 11/30/01)[1]
Net Asset Value[2]	4.81%	0.00%	-1.25%
With Maximum Sales Charge[3]	-1.24	-1.17	-1.83

Class B (Inception 9/12/03)[1]
Net Asset Value[2]	4.09	-0.76	-2.03
With CDSC[4]	-0.91	-1.06	-2.03

Class C (Inception 9/12/03)[1]
Net Asset Value[2]	3.97	-0.78	-2.09
With CDSC[4]	2.97	-0.78	-2.09

Class Y (Inception 7/31/00)
Net Asset Value[2]	5.08	0.31	-0.94

Comparative Performance
S&P 500 Index	10.16	0.64	-0.43
Morningstar Large Growth Fund Avg.	10.34	1.18	-2.22

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 9/30/10
Common Stocks	98.9
Call Options Written	(0.3)
Short-Term Investments and Other	1.4

Ten Largest Holdings	% of Net Assets as of 9/30/10
Chevron Corp.	4.9
Oracle Corp.	4.8
Apple, Inc.	4.8
Coca-Cola Enterprises, Inc.	3.7
JPMorgan Chase & Co.	3.4
International Business Machines Corp.	3.3
Cummins, Inc.	3.3
American Express Co.	3.1
Parker Hannifin Corp.	3.0
DIRECTV, Class A	2.8

Five Largest Industries	% of Net Assets as of 9/30/10
Oil, Gas & Consumable Fuels	7.4
Computers & Peripherals	7.1
Pharmaceuticals	7.1
Machinery	6.3
Beverages	6.1

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.78%	1.25%
B	2.49	2.00
C	2.51	2.00
Y	1.38	1.00

NOTES TO CHARTS

See	page 11 for a description of the indices.

1	Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (11/30/01) performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. The fund revised its investment strategies on 10/1/09; performance may have been different had the current investment strategies been in place for all periods shown.

2	Does not include a sales charge.

3	Includes maximum sales charge of 5.75%.

4	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/11.

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LOOMIS SAYLES GLOBAL MARKETS FUND

Management Discussion

Managers:

Mark Baribeau, CFA

Dan Fuss, CFA, CIC

Warren Koontz, CFA, CIC

David Rolley, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of capital appreciation and current income

Strategy:

Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

Fund Inception:

May 1, 1996

Symbols:

Class A	LGMAX
Class C	LGMCX
Class Y	LSWWX

What You Should Know:

The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Market Conditions

Early in the year, periodic flare-ups of concern over the possibility of a double-dip recession in the United States and a European sovereign debt crisis may have contributed to short-term volatility and periodic setbacks in both the stock and bond markets. Interest rates remained low. Yields fell on most government bonds, and yield spreads (the difference in yield between high- and low-quality bonds) continued to narrow. Strong growth in the emerging markets of Indonesia, Korea, Singapore and Thailand exceeded growth in developed nations. Currency markets in Japan, the United States and Europe remained choppy. September was a strong month for the global equity markets, capping off a strong quarter and putting to rest some of the uncertainties of the summer months.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Global Markets Fund returned 20.61% at net asset value. The fund outperformed both its primary benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 7.31% for the period, and its secondary benchmark, the Citigroup World Government Bond Index, which returned 4.99%. The fund outperformed the average fund in Morningstar’s World Allocation category, which returned 8.40%.

Explanation of Fund Performance

During the first half of the fiscal year, concerns about European sovereign debt caused a widespread shift toward U.S. dollar-based assets and away from both European and Asian equivalents. This was followed by a rebound later in the year. A combination of good security selection, country allocation and a focus on high-yield issues benefited the fund during the complete cycle.

On the equity side of the fund, security selection was the leading driver of performance. Two technology stocks, Baidu and Apple, were among the largest individual contributors. Certain consumer stocks were also beneficial to performance, including Brazilian department store Lojas Renner, video rental company NetFlix and online shopping company Amazon.com. Some of the stocks we selected in the energy and financials sectors trailed the market and detracted from performance.

On the bond side, investments in relatively low-grade issues in the industrial and financial sectors aided results. Specifically, debt holdings of Georgia Pacific, Ally Financial (previously known as GMAC) and Ford Motor led to positive returns on both an absolute and relative basis. Country allocations to Brazil, Indonesia, Mexico and Uruguay also contributed to relative and absolute returns. From a currency perspective, the fund was able to outperform its secondary benchmark because of its relatively small exposure to eurobonds and its preference for U.S. dollar-denominated debt. An underweight in Japanese holdings detracted from returns relative to the fund’s secondary benchmark, as the Japanese yen appreciated versus the U.S. dollar. Also, the fund did not own any commercial mortgage-backed securities during the period, a sector that enjoyed strong gains during the year.

We maintained our focus on shorter maturity, high-yield corporate bonds in an effort to keep yields in the higher ranges until we believe that securities with longer maturities offer better value.

Outlook

We believe that the seesaw returns that have characterized the markets since the lows of March 2009 are likely to continue but with the potential for an overall upward trajectory.

On the equity side, we are currently maintaining the fund’s emphasis on technology, particularly on smart phones, e-commerce, the Internet, LED lighting technology and, more recently, software designed to enhance business productivity. We also continue to focus on the consumer discretionary sector.

On the bond side, we believe the European Central Bank is reducing its balance sheet, sending the euro higher. For the time being, we are maintaining the fund’s non-dollar exposures, and we have been making some reductions in the fund’s bond holdings.

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LOOMIS SAYLES GLOBAL MARKETS FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20105

	1 Year	5 Years	10 Years

Class A (Inception 2/1/06)[1]
Net Asset Value[2]	20.61%	7.45%	7.25%
With Maximum Sales Charge[3]	13.69	6.19	6.62

Class C (Inception 2/1/06)[1]
Net Asset Value[2]	19.79	6.67	6.46
With CDSC[4]	18.79	6.67	6.46

Class Y (Inception 5/1/96)
Net Asset Value[2]	21.02	7.73	7.53

Comparative Performance
MSCI World Index	7.31	1.85	1.29
Citigroup World Government Bond Index	4.99	7.05	7.64
Morningstar World Allocation Fund Avg.	8.40	4.20	5.84

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 9/30/10
Common Stocks	65.6
Bonds and Notes	30.5
Preferred Stock	0.4
Bank Loans	0.1
Short-Term Investments and Other	3.4
Ten Largest Holdings	% of Net Assets as of 9/30/10
Apple, Inc.	4.0
Standard Chartered PLC	2.5
Baidu, Inc., Sponsored ADR	2.5
Daimler AG, (Registered)	2.1
Siemens AG, (Registered)	1.9
Natura Cosmeticos SA	1.8
Lojas Renner SA	1.8
Jones Lang LaSalle, Inc.	1.7
Cognizant Technology Solutions Corp., Class A	1.5
Cathay Pacific Airways Ltd.	1.5
Five Largest Industries	% of Net Assets as of 9/30/10
Commercial Banks	5.9
Machinery	5.8
Computers & Peripherals	5.3
Personal Products	3.7
Automobiles	3.4

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.34%	1.25%
C	2.09	2.00
Y	1.01	1.00

NOTES TO CHARTS

See	page 11 for a description of the indices.

1	Prior to the inception of Class A and C shares (2/1/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A and C shares.

2	Does not include a sales charge.

3	Includes the maximum sales charge of 5.75%.

4	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/11.

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LOOMIS SAYLES GROWTH FUND

Management Discussion

Manager:

Aziz Hamzaogullari, CFA

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

May 16, 1991

Symbols:

Class A	LGRRX
Class B	LGRBX
Class C	LGRCX
Class Y	LSGRX

What You Should Know:

Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Frequent portfolio turnover may result in increased tax liabilities that will reduce the fund’s overall return. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Market Conditions

Stock prices moved higher over the 12 months ended September 30, 2010, despite lingering fears about the sustainability of an economic recovery. The market felt these fears most dramatically in the second quarter of 2010, when equity prices dipped sharply. However, equities recovered to resume their upward trend in the final month of the period. Over the 12-month period, large-cap growth stocks moderately outperformed large-cap value stocks and did better than the overall equity market, as well.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Growth Fund returned 14.73% at net asset value. The fund outperformed its benchmark, the Russell 1000 Growth Index, which rose 12.65%. It also outperformed the average fund in Morningstar’s Large Growth category, which returned 10.34%.

Explanation of Fund Performance

In May, Aziz V. Hamzaogullari, CFA, took over as portfolio manager of the fund. The manager and his team seek to identify attractive growth companies that are selling at significant discounts to intrinsic value, based on fundamental, bottom-up analysis of individual corporations. The fund’s primary focus and strategy remain unchanged: seeking long-term growth of capital through investments in high-quality, large-cap growth companies with competitive advantages and profitable growth.

Strong stock selection was the principal driver of fund results, notably in the information technology, consumer discretionary, industrials and healthcare sectors. Several large-cap technology companies made significant contributions to performance, including: technology innovator Apple, enterprise software provider Oracle, Internet search leader Google and semi-conductor producer Altera. The fund sold Apple during the period, while increasing positions in Oracle and Google and establishing a new position in Altera. In the consumer discretionary sector, Amazon.com and Priceline.com, two leaders in on-line commerce, were notable contributors. The fund sold Priceline.com but increased its investment in Amazon.com. Amazon.com’s brand, scale and cost structure are favorable. The company has a strong business model, is in a healthy financial position and is led by management with a long-term focus and a vested stake in the business. A relatively new position in Expeditors International, a transportation logistics company, also aided performance. Healthcare investments in Biogen, a biotechnology firm; Novartis, a pharmaceutical company and Express Scripts, a pharmacy benefits manager, all supported results. Biogen and Novartis were new positions added during the period, while Express Scripts was sold.

Despite the fund’s solid returns, several individual holdings from various industries held back returns. Notable detractors included: investment bank Goldman Sachs, medical technology corporation Medtronic, data center technology producer Brocade Communications, natural gas company Range Resources and Parker Hannifin, a manufacturer of heavy hydraulic equipment. Medtronic was a new holding, while Goldman Sachs, Brocade, Range Resources and Parker Hannifin were sold during the period. Cisco Systems, a technology investment, was prominent among detractors. Nevertheless the fund added to its position based on Cisco’s strong competitive position in the networking industry, its solid business model with strong financial attributes, growth prospects and its strong management team. We also added to the fund’s position in Microsoft, despite its lagging performance for the period.

Outlook

The fund’s fundamental bottom-up approach has led to overweight positions in healthcare and financials and underweights in the energy, industrials, materials and consumer sectors. Because the fund has a bottom-up focus, the portfolio manager and his team avoid making investment decisions based on other factors, such as the market or the economy. As a result, the fund’s positioning at the end of the period reflects bottom-up stock selection and sector weights that are a byproduct of that approach.

5  |

LOOMIS SAYLES GROWTH FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20105

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
Net Asset Value[2]	14.73%	-3.14%	-4.78%
With Maximum Sales Charge[3]	8.21	-4.29	-5.34

Class B (Inception 9/12/03)[1]
Net Asset Value[2]	13.79	-3.89	-5.51
With CDSC[4]	8.79	-4.28	-5.51

Class C (Inception 9/12/03)[1]
Net Asset Value[2]	13.79	-3.89	-5.51
With CDSC[4]	12.79	-3.89	-5.51

Class Y (Inception 5/16/91)
Net Asset Value[2]	15.01	-2.77	-4.48

Comparative Performance
Russell 1000 Growth Index	12.65	2.06	-3.44
Morningstar Large Growth Fund Avg.	10.34	1.18	-2.22

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 9/30/10
Common Stocks	99.5
Short-Term Investments and Other	0.5

Ten Largest Holdings	% of Net Assets as of 9/30/10
Amazon.com, Inc.	7.2
Google, Inc., Class A	6.6
Visa, Inc., Class A	6.4
Oracle Corp.	5.2
Biogen Idec, Inc.	4.7
QUALCOMM, Inc.	4.5
Cisco Systems, Inc.	4.4
United Parcel Service, Inc., Class B	4.2
American Express Co.	4.1
SEI Investments Co.	3.9
Five Largest Industries	% of Net Assets as of 9/30/10
Software	10.4
Communications Equipment	8.9
Internet & Catalog Retail	8.8
Biotechnology	8.5
IT Services	7.9

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.22%	1.22%
B	1.98	1.98
C	1.98	1.98
Y	0.99	0.99

NOTES TO CHARTS

See	page 11 for a description of the indices.

1	Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares.

2	Does not include a sales charge.

3	Includes maximum sales charge of 5.75%.

4	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/11.

|  6

LOOMIS SAYLES MID CAP GROWTH FUND

Management Discussion

Manager:

Philip C. Fine, CFA

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital

Strategy:

Invests primarily in common stocks or other equity securities; focuses on stocks of companies that fall within the capitalization range of the companies included in the Russell Midcap Growth Index.

Fund Inception:

December 31, 1996

Symbols:

Class A	LAGRX
Class C	LSACX
Class Y	LSAIX

What You Should Know

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency decline. Fund shares should be viewed as a long-term investment.

Market Conditions

During the 12-month period ended September 30, 2010, market risk seemed to have been governed by an “on/off” switch. When the risk switch was “on,” money flowed into materials, industrials and other sectors that respond to economic recoveries. However, when it shifted to “off,” money diverted into U.S. Treasuries, staples and other, lower-risk market areas.

Performance Results

For the 12-month period ended September 30, 2010, Class A shares of Loomis Sayles Mid Cap Growth Fund returned 29.91% at net asset value. The fund outperformed its benchmark, the Russell Midcap Growth Index, which returned 18.27% and also the 15.98% return of the average fund in Morningstar’s Mid-Cap Growth category.

Explanation of Fund Performance

The fund outperformed both its benchmark and peer group of mutual funds, primarily as a result of strong stock selection. The technology and consumer discretionary stocks we selected made the largest positive contributions to the fund’s absolute and relative performance.

Strong performers included F5, NetFlix and Baidu. F5 provides networking products, such as switches, routers and security software. The leading provider of movie rentals in the United States, NetFlix offers DVDs by mail and through streaming video to other devices. Baidu, the leading Chinese language Internet search platform, continues to exceed analyst expectations as it consolidates market share gained after Google left the Chinese market.

Consumer staples and financial services were among the weakest sectors for the fund for the period. Weakness in staples was primarily due to two specific stocks: TreeHouse Foods, which reported a disappointing quarter, and Whole Foods, where concerns focused on decelerating earnings. Both stocks were sold. In financial services, the weakness was broader based.

Other disappointments included Marvell Technology Group, Brigham Exploration, and Alpha Natural Resources, all of which were sold during the period. In all three cases, losses occurred during the market sell-off in May and June. Semiconductor company Marvell declined due to concerns about weakness in the PC supply chain and an inventory glut in hard disk drives. Brigham is an exploration and production company with substantial acreage in the United States. Shortly after we purchased Brigham, oil prices corrected sharply, and our stop-loss discipline forced us to sell the stock. Alpha is one of America’s largest producers of metallurgical and thermal coal. Lower prices for both commodities caused the stock to sell off.

During the first quarter, we reduced the fund’s exposure to materials when we noted early indications of a tightening of monetary policy in China that could affect demand for commodities. Increased evidence of an impending global economic slowdown prompted us to further tone down risk in the second quarter. In the third quarter, we focused on “balancing” the portfolio so it could perform reasonably well in both up and down markets.

The fund used derivatives, primarily “put spreads” and “put spread collars,” to hedge against several stocks that were large positions in the fund, had run up fairly high and, as such, represented a risk to the fund. In most cases, these stocks continued to appreciate and the hedges were a drag on performance for the period.

Outlook

We have a positive view on the equity markets, despite the many potential obstacles that investors could face. Although the domestic economy is growing at a disappointing pace and employment remains a concern, the global economy appears to be expanding at a solid pace, particularly in Asia. We believe that many companies, either directly or indirectly linked to global economic developments, should benefit from this trend. We also believe that volatility in the equity markets has started to diminish. Meanwhile, corporate profits appear to be growing surprisingly well for a period of sluggish growth. Based on historical trends for equity price-to-earnings multiples, we continue to believe that stock prices are low relative to earnings and represent an attractive opportunity.

7  |

LOOMIS SAYLES MID CAP GROWTH FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20105

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
Net Asset Value[2]	29.91%	4.98%	-6.45%
With Maximum Sales Charge[3]	22.41	3.75	-7.00

Class C (Inception 2/2/09)[1]
Net Asset Value[2]	28.96	4.16	-7.19
With CDSC[4]	27.96	4.16	-7.19

Class Y (Inception 12/31/96)
Net Asset Value[2]	30.20	5.24	-6.20

Comparative Performance
Russell Midcap Growth Index	18.27	2.86	-0.88
Morningstar Mid-Cap Growth Avg.	15.98	2.50	0.05

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 9/30/10
Common Stocks	102.2
Put Options	0.4
Call Options Written	(0.1)
Put Options Written	(0.1)
Short-Term Investments and Other	(2.4)

Ten Largest Holdings	% of Net Assets as of 9/30/10
NetFlix, Inc.	3.9
F5 Networks, Inc.	3.7
Baidu, Inc., Sponsored ADR	3.7
Cummins, Inc.	3.2
Salesforce.com, Inc.	3.0
Ivanhoe Mines Ltd.	2.8
Concho Resources, Inc.	2.8
NetApp, Inc.	2.7
Cognizant Technology Solutions Corp., Class A	2.6
Eldorado Gold Corp.	2.5
Five Largest Industries	% of Net Assets as of 9/30/10
Metals & Mining	10.0
Software	9.3
Internet Software & Services	8.0
Communications Equipment	7.5
Hotels, Restaurants & Leisure	6.3

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.49%	1.25%
C	2.31	2.00
Y	1.24	1.00

NOTES TO CHARTS

See	page 11 for a description of the indices.

1	Prior to 2/1/09, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/2/09), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares. The fund revised its investment strategies on 2/1/07; performance may have been different had the current strategies been in place for all periods shown.

2	Does not include a sales charge.

3	Includes maximum sales charge of 5.75%.

4	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/11.

|  8

LOOMIS SAYLES VALUE FUND

Management Discussion

Managers:

Arthur Barry, CFA

James L. Carroll, CFA

Warren N. Koontz, CFA, CIC

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital and income

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants.

Fund Inception:

May 13, 1991

Symbols:

Class A	LSVRX
Class B	LSVBX
Class C	LSCVX
Class Y	LSGIX
Admin Class	LSAVX

What You Should Know:

While the fund offers potential for long-term capital growth, it invests in value stocks, which can fall out of favor with investors and may underperform growth stocks during certain market conditions. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Market Conditions

After a long, spectacular rally dating back to last year, stocks weakened in the spring of 2010 amid troubling developments that included slowing growth in China, the Gulf oil spill, and the risk of debt defaults by some European nations. As these concerns began to abate, stocks rallied on prospects for continued corporate earnings growth in a stabilizing economy.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Value Fund returned 3.03% at net asset value. The fund’s return was lower than the return of its benchmark and peer group. The fund’s benchmark, the Russell 1000 Value Index, returned 8.90%. The average return of funds in Morningstar’s Large Value category was 8.02%.

Explanation of Fund Performance

The market’s focus on broad-based events caused equities to move in groups, diluting the impact of bottom-up stock analysis as stocks responded to market trends rather than company-specific factors. In addition, the securities that led the benchmark’s performance tended to be lower-quality companies that lie outside the fund’s primary focus. In this environment, many sectors underperformed the benchmark. Stock selection in healthcare and producer durables and an underweight in utilities hampered returns. We sold stent-maker Boston Scientific as it sought to overcome the effects of a major product recall. As international steelmaker ArcelorMittal shares turned volatile in response to a sovereign debt crisis in Europe, we also eliminated this holding. Finally, we sold the fund’s small stake in Anadarko Petroleum when prices rebounded from the Gulf oil spill, reducing exposure to the energy sector. We used proceeds from these sales to purchase stocks with greater appeal.

On a positive note, an underweight in the weak financial sector was a modest benefit to comparative returns. Contributors included Berkshire Hathaway and Ameriprise Financial. Ameriprise rose thanks to improved margins and an expanding client base. The absence of laggard Goldman Sachs from the portfolio also benefited relative results. In technology, Oracle moved higher as businesses displayed renewed willingness to invest in enterprise systems. Oracle has also experienced a positive impact from its acquisition of Sun Microsystems much sooner than it expected. DirectTV also moved sharply higher, thanks to strong earnings, rapid growth in Latin America and a financial restructuring that appears favorable to shareholders. Estee Lauder shares continued to reflect an improving top-line outlook along with the potential for expanding margins, while insurer UnitedHealth Group reported strong earnings and boosted its profit projections.

Outlook

We have a positive view on the equity markets, despite the many potential obstacles that investors could face. Although the domestic economy is growing at a disappointing pace and employment remains a concern, the global economy appears to be expanding at a solid pace, particularly in Asia. We believe that many companies, either directly or indirectly linked to global economic developments, should benefit from this trend. We also believe that volatility in the equity markets has started to diminish. Meanwhile, corporate profits appear to be growing surprisingly well for a period of sluggish growth. Based on historical trends for equity price-to-earnings multiples, we continue to believe that stock prices are low relative to earnings and represent an attractive opportunity.

9  |

LOOMIS SAYLES VALUE FUND

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

September 30, 2000 through September 30, 2010

Average Annual Returns — September 30, 20105

	1 Year	5 Years	10 Years

Class A (Inception 6/30/06)[1]
Net Asset Value[2]	3.03%	1.47%	3.56%
With Maximum Sales Charge[3]	-2.88	0.28	2.94

Class B (Inception 6/1/07)[1]
Net Asset Value[2]	2.26	0.66	2.66
With CDSC[4]	-2.74	0.32	2.66

Class C (Inception 6/1/07)[1]
Net Asset Value[2]	2.20	0.67	2.66
With CDSC[4]	1.20	0.67	2.66

Class Y (Inception 5/13/91)
Net Asset Value[2]	3.28	1.80	3.86

Admin Class (Inception 2/1/10)[1]
Net Asset Value[2]	2.73	1.17	3.26

Comparative Performance
Russell 1000 Value Index	8.90	-0.48	2.59
Morningstar Large Value Fund Avg.	8.02	-0.28	2.47

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 9/30/10
Common Stocks	97.4
Short-Term Investments and Other	2.6
Ten Largest Holdings	% of Net Assets as of 9/30/10
General Electric Co.	2.8
JPMorgan Chase & Co.	2.7
ExxonMobil Corp.	2.5
Oracle Corp.	2.2
Total SA, Sponsored ADR	2.1
Bank of America Corp.	2.1
Schlumberger Ltd.	1.9
Ameriprise Financial, Inc.	1.8
Coca-Cola Enterprises, Inc.	1.8
Wells Fargo & Co.	1.8
Five Largest Industries	% of Net Assets as of 9/30/10
Oil, Gas & Consumable Fuels	10.3
Pharmaceuticals	7.2
Media	6.5
Diversified Financial Services	6.2
Capital Markets	5.8

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.06%	1.06%
B	1.81	1.81
C	1.81	1.81
Y	0.66	0.66
Admin	1.22	1.22

NOTES TO CHARTS

See	page 11 for a description of the indices.

1	Prior to 6/1/07, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (6/30/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (6/1/07), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Does not include a sales charge.

3	Includes maximum sales charge of 5.75%.

4	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/11.

|  10

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS:

Citigroup World Government Bond Index is an unmanaged index that includes the most significant and liquid government bond markets globally that carry at least an investment-grade rating.

MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets.

Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

11  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2010 through September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the

Expenses Paid During the Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES DISCIPLINED EQUITY FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$956.50	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
Class B
Actual	$1,000.00	$953.90	$9.80
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
Class C
Actual	$1,000.00	$953.40	$9.79
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
Class Y
Actual	$1,000.00	$956.80	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00%, 2.00% and 1.00%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  12

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES GLOBAL MARKETS FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,093.60	$6.56
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
Class C
Actual	$1,000.00	$1,089.60	$10.48
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
Class Y
Actual	$1,000.00	$1,095.60	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 1.00%, for Class A, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,001.90	$6.17
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.23
Class B
Actual	$1,000.00	$998.00	$9.92
Hypothetical (5% return before expenses)	$1,000.00	$1,015.14	$10.00
Class C
Actual	$1,000.00	$995.90	$9.86
Hypothetical (5% return before expenses)	$1,000.00	$1,015.19	$9.95
Class Y
Actual	$1,000.00	$1,003.70	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio: 1.23%, 1.98%, 1.97% and 0.98%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

13  |

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES MID CAP GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,102.00	$6.59
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
Class C
Actual	$1,000.00	$1,097.80	$10.52
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
Class Y
Actual	$1,000.00	$1,103.00	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 1.00%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$941.60	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96
Class B
Actual	$1,000.00	$937.90	$8.40
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.74
Class C
Actual	$1,000.00	$937.80	$8.40
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.74
Class Y
Actual	$1,000.00	$942.80	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.41	$3.70
Admin Class
Actual	$1,000.00	$939.90	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.43

*	Expenses are equal to the Fund’s annualized expense ratio: 0.98%, 1.73%, 1.73%, 0.73% and 1.27%, for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  14

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2010. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent

15  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Funds’ investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; (3) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; and (4) that although the Fund’s performance lagged that of its relevant peer group for certain recent periods, performance was stronger when compared to the Fund’s relevant performance benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2009, all five of the Natixis Equity Funds included in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that the Loomis Sayles Global Markets Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses and noted that the Fund’s total expense ratio was below the median of the Fund’s peer group of funds even though the advisory fee was above the median.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

|  16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2011.

17  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Disciplined Equity Fund

Shares	Description	Value (†)

Common Stocks — 98.9% of Net Assets
	Aerospace & Defense — 1.7%
4,538	Precision Castparts Corp.	$577,914

	Beverages — 6.1%
40,738	Coca-Cola Enterprises, Inc.	1,262,878
12,147	PepsiCo, Inc.	807,047

		2,069,925

	Biotechnology — 2.0%
12,525	Amgen, Inc.(b)	690,253

	Capital Markets — 1.5%
4,731	Franklin Resources, Inc.(c)	505,744

	Commercial Banks — 1.7%
23,489	Wells Fargo & Co.(c)	590,279

	Communications Equipment — 3.8%
5,687	F5 Networks, Inc.(b)	590,368
15,687	QUALCOMM, Inc.	707,797

		1,298,165

	Computers & Peripherals — 7.1%
5,786	Apple, Inc.(b)	1,641,777
15,886	NetApp, Inc.(b)(c)	790,964

		2,432,741

	Consumer Finance — 3.1%
25,181	American Express Co.(c)	1,058,357

	Diversified Financial Services — 3.4%
30,164	JPMorgan Chase & Co.(c)	1,148,343

	Diversified Telecommunication Services — 3.4%
19,285	AT&T, Inc.	551,551
97,974	Qwest Communications International, Inc.	614,297

		1,165,848

	Electric Utilities — 1.2%
15,428	PPL Corp.	420,104

	Energy Equipment & Services — 3.2%
8,391	Cameron International Corp.(b)(c)	360,478
22,504	Halliburton Co.(c)	744,207

		1,104,685

	Health Care Providers & Services — 1.7%
12,183	Express Scripts, Inc.(b)(c)	593,312

	Hotels, Restaurants & Leisure — 2.6%
16,951	Starwood Hotels & Resorts Worldwide, Inc.	890,775

	Household Products — 2.4%
5,165	Clorox Co. (The)	344,815
7,853	Procter & Gamble Co. (The)	470,945

		815,760

	Industrial Conglomerates — 2.6%
10,338	3M Co.(c)	896,408

	Insurance — 5.2%
19,208	Metlife, Inc.	738,547
6,084	Prudential Financial, Inc.	329,631
32,658	Unum Group	723,375

		1,791,553

	Internet & Catalog Retail — 1.0%
994	Priceline.com, Inc.(b)	346,250

	IT Services — 3.3%
8,458	International Business Machines Corp.	1,134,556

	Machinery — 6.3%
12,342	Cummins, Inc.	1,117,939
14,804	Parker Hannifin Corp.(c)	1,037,168

		2,155,107

Shares	Description	Value (†)

	Media — 5.1%
23,292	DIRECTV, Class A(b)	$969,646
17,655	Discovery Communications, Inc., Class A(b)	768,875

		1,738,521

	Metals & Mining — 1.4%
5,757	Freeport-McMoRan Copper & Gold, Inc.	491,590

	Multi-Utilities — 2.0%
38,672	CMS Energy Corp.	696,869

	Multiline Retail — 2.3%
15,873	Dollar Tree, Inc.(b)(c)	773,967

	Oil, Gas & Consumable Fuels — 7.4%
20,811	Chevron Corp.	1,686,732
69,690	El Paso Corp.	862,762

		2,549,494

	Paper & Forest Products — 1.9%
30,238	International Paper Co.(c)	657,677

	Personal Products — 2.4%
12,790	Estee Lauder Cos., Inc. (The), Class A(c)	808,712

	Pharmaceuticals — 7.1%
12,616	Allergan, Inc.	839,342
39,280	Mylan, Inc.(b)	738,857
13,198	Perrigo Co.	847,576

		2,425,775

	Semiconductors & Semiconductor Equipment — 1.2%
21,704	Intel Corp.	417,368

	Software — 4.8%
61,215	Oracle Corp.	1,643,623

	Total Common Stocks (Identified Cost $31,210,986)	33,889,675

Principal Amount
Short-Term Investments — 1.8%
$624,405	Tri-Party Repurchase Agreement, with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $624,405 on 10/01/2010 collateralized by $630,000 Federal Home Loan Bank, 1.00% due 12/28/2011 valued at $637,088 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $624,405)	624,405

	Total Investments — 100.7% (Identified Cost $31,835,391)(a)	34,514,080
	Other assets less liabilities — (0.7)%	(229,983)

	Net Assets — 100.0%	$34,284,097

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Disciplined Equity Fund – (continued)

Shares	Description	Value (†)

Call Options Written — (0.3%)
3,400	3M Co. expiring November 20, 2010 at 90	$(4,930)
6,300	American Express Co. expiring October 16, 2010 at 44	(1,858)
6,300	American Express Co. expiring November 20, 2010 at 46	(3,780)
2,800	Cameron International Corp. expiring November 20, 2010 at 45	(4,130)
2,800	Cameron International Corp. expiring November 20, 2010 at 47.5	(1,960)
1,300	Clorox Co. (The) expiring November 20, 2010 at 70	(715)
4,100	Cummins, Inc. expiring November 20, 2010 at 100	(8,405)
10,400	Dollar Tree, Inc. expiring November 20, 2010 at 50	(13,780)
3,000	Express Scripts, Inc. expiring November 20, 2010 at 50	(4,950)
3,000	Express Scripts, Inc. expiring November 20, 2010 at 52.5	(2,355)
1,400	F5 Networks, Inc. expiring November 20, 2010 at 120	(2,765)
2,400	Franklin Resources, Inc. expiring October 16, 2010 at 110	(3,180)
1,900	Freeport-McMoRan Copper & Gold, Inc. expiring November 20, 2010 at 95	(2,954)
7,500	Halliburton Co. expiring October 16, 2010 at 35	(1,950)
7,500	Halliburton Co. expiring November 20, 2010 at 37	(3,675)
7,600	International Paper Co. expiring October 16, 2010 at 26	(304)
7,600	International Paper Co. expiring November 20, 2010 at 25	(2,090)
15,100	JPMorgan Chase & Co. expiring November 20, 2010 at 43	(4,153)
7,900	NetApp, Inc. expiring November 20, 2010 at 55	(10,942)
4,400	Perrigo Co. expiring November 20, 2010 at 70	(5,060)
1,100	Precision Castparts Corp. expiring November 20, 2010 at 140	(1,375)
7,800	Wells Fargo Co. expiring November 20, 2010 at 28	(2,808)

	Total Call Options Written (Premiums Received $87,891)	$(88,119)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $31,973,963 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,149,591
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(609,474)

	Net unrealized appreciation	$2,540,117

(b)	Non-income producing security.
(c)	All or a portion of this security is held as collateral for outstanding call options.

Industry Summary at September 30, 2010 (Unaudited)

Oil, Gas & Consumable Fuels	7.4%
Computers & Peripherals	7.1
Pharmaceuticals	7.1
Machinery	6.3
Beverages	6.1
Insurance	5.2
Media	5.1
Software	4.8
Communications Equipment	3.8
Diversified Telecommunication Services	3.4
Diversified Financial Services	3.4
IT Services	3.3
Energy Equipment & Services	3.2
Consumer Finance	3.1
Industrial Conglomerates	2.6
Hotels, Restaurants & Leisure	2.6
Household Products	2.4
Personal Products	2.4
Multiline Retail	2.3
Multi-Utilities	2.0
Biotechnology	2.0
Other Investments, less than 2% each	13.3
Short-Term Investments	1.8

Total Investments	100.7
Other assets less liabilities (including call options written)	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Markets Fund

Shares	Description	Value (†)

Common Stocks — 65.6% of Net Assets
	Belgium — 1.3%
72,166	Anheuser-Busch InBev NV	$4,248,358

	Bermuda — 1.0%
28,273	Credicorp Ltd.	3,220,295

	Brazil — 6.7%
252,200	Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,569,852
215,800	Hypermarcas SA(b)	3,353,063
166,900	Lojas Renner SA	5,720,172
216,000	Natura Cosmeticos SA	5,808,510
224,400	OGX Petroleo e Gas Participacoes SA(b)	2,924,362

		21,375,959

	Canada — 1.1%
117,400	Pacific Rubiales Energy Corp.(b)	3,300,983
9,996	Valeant Pharmaceuticals International, Inc.	250,405

		3,551,388

	Cayman Islands — 2.5%
76,510	Baidu, Inc., Sponsored ADR(b)	7,851,456

	Chile — 2.1%
42,615	Banco Santander Chile, ADR	4,114,478
251,140	S.A.C.I. Falabella	2,443,637

		6,558,115

	Germany — 4.0%
104,873	Daimler AG, (Registered)(b)	6,637,013
57,575	Siemens AG, (Registered)	6,073,463

		12,710,476

	Hong Kong — 2.3%
1,755,000	Cathay Pacific Airways Ltd.	4,739,557
472,000	Li & Fung Ltd.	2,656,181

		7,395,738

	Indonesia — 1.0%
531,000	Gudang Garam Tbk PT	3,070,318

	Japan — 0.9%
23,400	FANUC Ltd.(b)	2,986,784

	Korea — 2.3%
30,965	Hyundai Motor Co.	4,156,285
11,373	LG Chem Ltd.	3,325,793

		7,482,078

	Mexico — 0.9%
1,453,200	Genomma Lab Internacional SA de CV, Class B(b)	2,790,701

	Netherlands Antilles — 0.5%
28,155	Schlumberger Ltd.	1,734,630

	Singapore — 0.8%
1,824,000	Genting Singapore PLC(b)	2,580,416

	Spain — 1.3%
52,892	Industria de Diseno Textil SA (Inditex)	4,204,695

	Sweden — 1.3%
208,211	Atlas Copco AB, Class A	4,026,934

	Switzerland — 1.2%
30,619	Sonova Holding AG, (Registered)	3,743,069

	Taiwan — 1.2%
170,000	HTC Corp.	3,861,292

	Turkey — 1.1%
980,659	Yapi ve Kredi Bankasi AS(b)	3,389,909

Shares	Description	Value (†)

	United Kingdom — 4.9%
155,813	Antofagasta PLC	$3,028,930
743,302	ARM Holdings PLC	4,624,069
273,829	Standard Chartered PLC	7,862,858

		15,515,857

	United States — 27.2%
28,220	Amazon.com, Inc.(b)	4,432,233
96,922	American Express Co.	4,073,632
45,171	Apple, Inc.(b)	12,817,271
61,030	Broadcom Corp., Class A	2,159,852
54,863	Caterpillar, Inc.	4,316,621
76,319	Cognizant Technology Solutions Corp., Class A(b)	4,920,286
50,458	Cree, Inc.(b)	2,739,365
35,050	Cummins, Inc.	3,174,829
56,272	Deere & Co.	3,926,660
1,679	Dex One Corp.(b)	20,618
41,554	Estee Lauder Cos., Inc. (The), Class A	2,627,459
24,470	F5 Networks, Inc.(b)	2,540,231
66,550	FMC Technologies, Inc.(b)	4,544,700
61,708	Jones Lang LaSalle, Inc.	5,323,549
102,407	Mylan, Inc.(b)	1,926,276
85,174	NetApp, Inc.(b)	4,240,813
26,433	NetFlix, Inc.(b)	4,286,375
28,918	Precision Castparts Corp.	3,682,707
66,140	QUALCOMM, Inc.	2,984,237
30,868	Salesforce.com, Inc.(b)	3,451,042
66,661	Starwood Hotels & Resorts Worldwide, Inc.	3,503,036
299	SuperMedia, Inc.(b)	3,160
26,818	Vertex Pharmaceuticals, Inc.(b)	927,098
49,258	VMware, Inc., Class A(b)	4,183,975

		86,806,025

	Total Common Stocks (Identified Cost $162,060,978)	209,104,493

Principal Amount (‡)
Bonds and Notes — 30.5%
Non-Convertible Bonds — 29.0%
	Argentina — 0.2%
$190,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	198,075
570,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	557,175

		755,250

	Australia — 0.1%
230,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	223,029
155,000	Sydney Airport Finance Co., 5.125%, 2/22/2021, 144A	154,848

		377,877

	Bermuda — 0.1%
100,000	Noble Group Ltd., 6.750%, 1/29/2020, 144A	107,700
100,000	Noble Group Ltd., 8.500%, 5/30/2013, 144A	112,770
200,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	242,003

		462,473

	Brazil — 1.1%
200,000	Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 6/10/2019, 144A	230,750

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Markets Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Brazil — continued
$400,000	Banco Santander Brasil, 4.500%, 4/06/2015, 144A	$411,038
1,545,685(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 8/15/2014, (BRL)	908,256
463,706(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	272,141
200,000	Gerdau Holdings, Inc., 7.000%, 1/20/2020, 144A	223,500
1,800,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,187,766
129,000	Telemar Norte Leste SA, 5.500%, 10/23/2020, 144A	130,612

		3,364,063

	Canada — 0.8%
1,880,000	Canadian Government, 4.500%, 6/01/2015, (CAD)(c)	2,038,436
180,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	185,479
50,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	13,750
100,000	Pacific Rubiales Energy Corp., 8.750%, 11/10/2016, 144A	112,500
100,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	103,508

		2,453,673

	Cayman Islands — 1.1%
360,000	DASA Finance Corp., 8.750%, 5/29/2018, 144A	404,460
200,000	Embraer Overseas Ltd., 6.375%, 1/24/2017	219,000
119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	126,289
100,000	Hutchison Whampoa International Ltd., 7.625%, 4/09/2019, 144A	123,192
100,000	LPG International, Inc., 7.250%, 12/20/2015	112,250
700,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	742,875
170,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	182,325
200,000	Odebrecht Finance Ltd., 7.000%, 4/21/2020, 144A	214,000
320,000	Petrobras International Finance Co., 5.875%, 3/01/2018	355,582
300,000	Petrobras International Finance Co., 6.875%, 1/20/2040	343,423
536,000	Vale Overseas Ltd., 6.875%, 11/21/2036	612,357
200,000	Voto-Votorantim Ltd., 6.750%, 4/05/2021, 144A	211,000

		3,646,753

	Chile — 0.1%
185,000	Celulosa Arauco y Constitucion SA, 5.000%, 1/21/2021, 144A	187,409
100,000	Celulosa Arauco y Constitucion SA, 7.250%, 7/29/2019	118,566

		305,975

	Colombia — 0.2%
200,000	Ecopetrol SA, 7.625%, 7/23/2019	242,000

Principal Amount (‡)	Description	Value (†)

	Colombia — continued
$100,000	Empresas Publicas de Medellin ESP, 7.625%, 7/29/2019, 144A	$119,500
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	130,041
40,000	Republic of Colombia, 8.125%, 5/21/2024	53,700

		545,241

	France — 0.2%
150,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	205,386
240,000	Veolia Environnement, EMTN, 4.000%, 2/12/2016, (EUR)	348,511
25,000	Veolia Environnement, EMTN, 5.125%, 5/24/2022, (EUR)	38,125

		592,022

	Germany — 0.5%
200,000	Bertelsmann AG, 4.750%, 9/26/2016, (EUR)	294,536
975,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	1,413,478

		1,708,014

	India — 0.2%
500,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	498,651
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	100,515

		599,166

	Indonesia — 0.3%
200,000	Adaro Indonesia PT, 7.625%, 10/22/2019, 144A	218,000
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	438,921
1,500,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	210,082

		867,003

	Italy — 0.1%
250,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	347,090
100,000	Telecom Italia SpA, EMTN, 5.375%, 1/29/2019, (EUR)	141,642

		488,732

	Japan — 0.0%
40,000	Nomura Holdings, Inc., 6.700%, 3/04/2020	45,710

	Jersey — 0.1%
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	171,602

	Korea — 0.3%
400,000,000	Korea Treasury Bond, 5.000%, 9/10/2014, (KRW)	368,686
460,000	SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A	487,600
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	165,138

		1,021,424

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Markets Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Luxembourg — 0.1%
$100,000	CSN Resources SA, 6.500%, 7/21/2020, 144A	$106,625
125,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	117,918
10,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	9,865

		234,408

	Malaysia — 0.1%
200,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	180,000

	Mexico — 1.1%
195,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	178,425
145,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	133,763
200,000	BBVA Bancomer SA, 7.250%, 4/22/2020, 144A	214,848
160,000	Corporcion GEO SAB de CV, 8.875%, 9/25/2014, 144A	177,600
200,000	Corporcion GEO SAB de CV, 9.250%, 6/30/2020, 144A	226,750
295,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	303,850
42,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	367,319
116,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	1,065,403
100,000	Mexichem SAB de CV, 8.750%, 11/06/2019, 144A	115,500
330,000	Petroleos Mexicanos, 8.000%, 5/03/2019	409,200
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A	227,500

		3,420,158

	Netherlands — 0.3%
50,000	British American Tobacco Holdings BV, 4.000%, 7/07/2020, (EUR)	71,233
200,000	Indosat Palapa Co. BV, 7.375%, 7/29/2020, 144A	220,500
200,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	226,870
100,000	Majapahit Holding BV, 7.250%, 6/28/2017, 144A	115,250
100,000	Majapahit Holding BV, 7.750%, 1/20/2020, 144A	120,000
100,000	Majapahit Holding BV, 8.000%, 8/07/2019, 144A	121,000
100,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	103,560
50,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	70,889

		1,049,302

	New Zealand — 0.3%
600,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	473,439
500,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	390,343

		863,782

Principal Amount (‡)	Description	Value (†)

	Norway — 0.4%
635,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	$116,783
6,360,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)	1,193,437

		1,310,220

	Poland — 0.2%
95,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	99,868
1,700,000	Poland Government International Bond, 5.000%, 10/24/2013, (PLN)	586,260

		686,128

	Qatar — 0.1%
100,000	Qatar Government International Bond, 4.000%, 1/20/2015, 144A	105,500
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.500%, 9/30/2014, 144A	274,035

		379,535

	Singapore — 0.6%
200,000	Prime Dig Pte Ltd., 11.750%, 11/03/2014, 144A	207,500
1,400,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	1,093,313
435,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	346,432
150,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	161,625

		1,808,870

	South Africa — 0.5%
450,000	Edcon Proprietary Ltd., 4.129%, 6/15/2014, (EUR)(e)	515,308
130,000	Edcon Proprietary Ltd., 4.129%, 6/15/2014, 144A, (EUR)(e)	148,867
400,000	Republic of South Africa, 5.500%, 3/09/2020	447,000
285,000	Republic of South Africa, EMTN, 4.500%, 4/05/2016, (EUR)	409,546

		1,520,721

	Supranationals — 0.1%
305,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	330,677

	Sweden — 0.3%
2,210,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)	398,402
3,020,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)(c)	484,071

		882,473

	Thailand — 0.1%
330,000	True Move Co. Ltd., 10.375%, 8/01/2014	348,975
100,000	True Move Co. Ltd., 10.375%, 8/01/2014, 144A	105,750

		454,725

	Turkey — 0.2%
200,000	Akbank TAS, 5.125%, 7/22/2015, 144A	199,220
400,000	Republic of Turkey, 5.625%, 3/30/2021	436,000

		635,220

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Markets Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United Arab Emirates — 0.6%
$400,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	$409,223
400,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	447,287
500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	467,644
200,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	215,300
150,000	Emirate of Abu Dhabi, 5.500%, 4/08/2014, 144A	167,232
250,000	Mubadala Development Co., GMTN, 7.625%, 5/06/2019, 144A	297,517

		2,004,203

	United Kingdom — 0.8%
410,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	361,477
100,000	BAT International Finance PLC, 5.875%, 3/12/2015, (EUR)	155,250
150,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	225,126
60,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	105,906
200,000	Imperial Tobacco Finance PLC, EMTN, 4.375%, 11/22/2013, (EUR)	288,169
100,000	Rexam PLC, EMTN, 4.375%, 3/15/2013, (EUR)	141,534
150,000	Smiths Group PLC, 4.125%, 5/05/2017, (EUR)	207,200
250,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	382,154
255,000	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)	429,497
100,000	Virgin Media Secured Finance PLC, 7.000%, 1/15/2018, (GBP)	166,908

		2,463,221

	United States — 17.7%
155,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	112,763
288,000	Ally Financial, Inc., 6.000%, 12/15/2011	294,120
129,000	Ally Financial, Inc., 6.625%, 5/15/2012	133,515
257,000	Ally Financial, Inc., 6.750%, 12/01/2014	267,762
60,000	Ally Financial, Inc., 6.875%, 8/28/2012	62,625
63,000	Ally Financial, Inc., 7.000%, 2/01/2012	65,126
63,000	Ally Financial, Inc., 7.250%, 3/02/2011	64,103
55,000	Ally Financial, Inc., 7.500%, 12/31/2013	58,438
129,000	Ally Financial, Inc., 8.000%, 12/31/2018	132,548
1,946,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,087,085
100,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	79,750
100,000	American General Finance Corp., MTN, 5.900%, 9/15/2012	95,500

Principal Amount (‡)	Description	Value (†)

	United States — continued
$100,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	$94,625
300,000	American General Finance Corp., Series I, MTN, 4.875%, 7/15/2012	283,500
200,000	American General Finance Corp., Series I, MTN, 5.850%, 6/01/2013	184,500
400,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	334,000
35,000	Anheuser-Busch Cos., Inc., 6.500%, 5/01/2042	40,743
250,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/2019, 144A	324,303
60,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	66,929
31,782	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	30,193
145,000	Avnet, Inc., 6.000%, 9/01/2015	159,899
200,000	Bank of America Corp., (fixed rate to 5/06/2014, variable rate thereafter), 4.750%, 5/06/2019, (EUR)	271,867
310,000	Borden, Inc., 7.875%, 2/15/2023	235,600
410,000	Borden, Inc., 8.375%, 4/15/2016	348,500
15,000	Boston Scientific Corp., 5.125%, 1/12/2017	15,153
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	5,307
15,000	Boston Scientific Corp., 6.400%, 6/15/2016	16,306
60,000	Boston Scientific Corp., 7.000%, 11/15/2035	60,633
50,000	Bristol-Myers Squibb Co., 4.625%, 11/15/2021, (EUR)	76,395
700,000	Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A, 0.337%, 9/15/2015(e)	695,575
2,335,000	Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.317%, 1/15/2016(e)	2,312,998
15,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	15,563
75,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	79,500
79,617	CIT Group, Inc., 7.000%, 5/01/2013	80,015
119,429	CIT Group, Inc., 7.000%, 5/01/2014	119,130
119,429	CIT Group, Inc., 7.000%, 5/01/2015	118,533
199,049	CIT Group, Inc., 7.000%, 5/01/2016	196,063
278,673	CIT Group, Inc., 7.000%, 5/01/2017	272,751
120,000	Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013, (EUR)	165,961
300,000	Comcast Corp., 5.650%, 6/15/2035	302,849
985,955	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	948,982

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Markets Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$190,0 00	CSX Corp., 6.250%, 3/15/2018	$225,566
265,000	Cummins, Inc., 5.650%, 3/01/2098	220,619
160,000	Cummins, Inc., 7.125%, 3/01/2028	180,383
309,402	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	310,949
292,535	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	297,654
42,000	Dillard’s, Inc., 6.625%, 1/15/2018	40,530
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	43,750
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,320
250,000	Exelon Corp., 4.900%, 6/15/2015	274,007
150,000	Foot Locker, Inc., 8.500%, 1/15/2022	141,375
25,000	Ford Motor Co., 6.375%, 2/01/2029	23,125
50,000	Ford Motor Co., 6.625%, 2/15/2028	47,375
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	1,994,487
40,000	Ford Motor Co., 7.125%, 11/15/2025	39,100
835,000	Ford Motor Co., 7.450%, 7/16/2031	870,487
5,000	Ford Motor Co., 7.500%, 8/01/2026	5,000
2,250,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	2,413,971
845,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	902,950
905,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	1,022,986
80,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	72,800
45,000	General Electric Capital Corp., 5.625%, 5/01/2018	49,949
205,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	208,202
750,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	823,597
3,375,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	3,467,812
35,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	36,750
525,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	589,312
405,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	461,700
455,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	472,938
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	80,485
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	151,800
25,000	GTE Corp., 6.940%, 4/15/2028	28,899

Principal Amount (‡)	Description	Value (†)

	United States — continued
$20,000	HCA, Inc., 5.750%, 3/15/2014	$19,725
55,000	HCA, Inc., 6.250%, 2/15/2013	55,963
90,000	HCA, Inc., 6.375%, 1/15/2015	89,775
15,000	HCA, Inc., 6.500%, 2/15/2016	15,000
40,000	HCA, Inc., 6.750%, 7/15/2013	40,800
225,000	HCA, Inc., 7.050%, 12/01/2027	198,000
245,000	HCA, Inc., 7.190%, 11/15/2015	240,100
90,000	HCA, Inc., 7.500%, 12/15/2023	84,600
250,000	HCA, Inc., 7.500%, 11/06/2033	229,375
1,295,000	HCA, Inc., 7.690%, 6/15/2025	1,210,825
395,000	HCA, Inc., 8.360%, 4/15/2024	387,100
125,000	HCA, Inc., 8.750%, 11/01/2010, (GBP)	196,362
110,000	HCA, Inc., MTN, 7.580%, 9/15/2025	102,300
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	69,000
75,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	78,000
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	483,412
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	116,622
250,000	iStar Financial, Inc., 5.150%, 3/01/2012	212,500
95,000	iStar Financial, Inc., 5.500%, 6/15/2012	79,800
105,000	iStar Financial, Inc., 5.650%, 9/15/2011	95,025
70,000	iStar Financial, Inc., 5.850%, 3/15/2017	53,025
300,000	iStar Financial, Inc., 5.875%, 3/15/2016	226,875
145,000	iStar Financial, Inc., 6.050%, 4/15/2015	110,200
985,000	iStar Financial, Inc., 8.625%, 6/01/2013	802,775
35,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	27,169
950,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	752,875
5,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	5,150
64,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	61,760
15,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	15,675
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,850
95,000	Jefferies Group, Inc., 6.250%, 1/15/2036	87,226

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Markets Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$375,000	Jefferies Group, Inc., 8.500%, 7/15/2019	$435,416
260,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	169,000
15,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	10,800
15,000	Lennar Corp., Series B, 5.500%, 9/01/2014	14,400
1,090,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,027,325
55,000	Lennar Corp., Series B, 6.500%, 4/15/2016	52,456
15,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	13,350
10,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	9,400
230,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	380,735
500,000	New Albertson’s, Inc., 7.450%, 8/01/2029	405,000
50,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	36,563
80,000	News America, Inc., 6.150%, 3/01/2037	86,140
25,000	News America, Inc., 6.400%, 12/15/2035	27,724
925,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	929,625
40,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	40,250
230,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	228,850
250,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(f)	120,000
35,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	22,750
1,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	1,028,750
50,000	Ohio Edison Co., 6.875%, 7/15/2036	58,348
150,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	209,600
565,000	Owens Corning, Inc., 6.500%, 12/01/2016	611,259
535,000	Owens Corning, Inc., 7.000%, 12/01/2036	538,780
40,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	42,900
47,000	Pulte Group, Inc., 5.200%, 2/15/2015	45,473
540,000	Pulte Group, Inc., 6.000%, 2/15/2035	405,000
695,000	Pulte Group, Inc., 6.375%, 5/15/2033	556,000
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,335,000
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	611,000
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	404,000
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	60,600

Principal Amount (‡)	Description	Value (†)

	United States — continued
$560,000	Qwest Corp., 6.875%, 9/15/2033	$553,000
115,000	Qwest Corp., 7.250%, 9/15/2025	120,750
80,000	Reynolds American, Inc., 6.750%, 6/15/2017	89,977
20,000	Reynolds American, Inc., 7.250%, 6/15/2037	20,997
1,600(††††)	SLM Corp., 6.000%, 12/15/2043	30,940
120,000	SLM Corp., MTN, 5.050%, 11/14/2014	114,274
35,000	SLM Corp., MTN, 5.125%, 8/27/2012	35,382
228,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	223,436
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	7,975
115,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	115,938
75,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	72,980
30,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	30,310
20,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	15,379
625,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	631,290
294,000	Sprint Capital Corp., 6.875%, 11/15/2028	269,010
420,000	Sprint Capital Corp., 6.900%, 5/01/2019	422,100
110,000	Sprint Capital Corp., 8.750%, 3/15/2032	115,500
26,000	Sprint Nextel Corp., 6.000%, 12/01/2016	25,675
265,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	214,650
250,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	338,305
395,000	Time Warner, Inc., 6.625%, 5/15/2029	447,426
105,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	106,109
375,000	Toys R Us, Inc., 7.375%, 10/15/2018	358,125
3,150,000	TXU Corp., Series P, 5.550%, 11/15/2014	1,685,250
2,570,000	TXU Corp., Series Q, 6.500%, 11/15/2024	983,025
30,000	TXU Corp., Series R, 6.550%, 11/15/2034	11,400
700,000	U.S. Treasury Note, 1.000%, 12/31/2011	705,907
477,517	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	532,431
2,320,000	United Rentals North America, Inc., 7.000%, 2/15/2014	2,320,000
840,000	United Rentals North America, Inc., 7.750%, 11/15/2013	850,500
770,000	United States Steel Corp., 6.650%, 6/01/2037	683,375

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Markets Fund – (continued)

aPrincipal Amount (‡)	Description	Value (†)

	United States — continued
$50,000	USG Corp., 6.300%, 11/15/2016	$43,375
230,000	USG Corp., 9.500%, 1/15/2018	225,687
5,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	4,537
140,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	165,195
110,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	110,377
185,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	271,693
230,000	Williams Cos., Inc. (The), 7.875%, 9/01/2021	279,267
74,000	Williams Cos., Inc. (The), Series A, 7.500%, 1/15/2031	83,728
24,000	Xerox Capital Trust I, 8.000%, 2/01/2027	24,419
125,000	Xerox Corp., 6.750%, 2/01/2017	146,562
20,000	Xerox Corp., MTN, 7.200%, 4/01/2016	23,495

		56,393,695

	Uruguay — 0.1%
3,642,989	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	181,955
4,147,575	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	233,638

		415,593

	Total Non-Convertible Bonds (Identified Cost $84,795,489)	92,437,909

Convertible Bonds — 1.4%
	United States — 1.4%
125,000	Ford Motor Co., 4.250%, 11/15/2016	186,563
745,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(g)	689,125
1,125,000	Intel Corp., 3.250%, 8/01/2039	1,313,437
430,000	iStar Financial, Inc., 1.033%, 10/01/2012(e)	327,875
365,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	341,731
440,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	416,350
185,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	185,000
215,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(f)	191,619
200,000	NII Holdings, Inc., 3.125%, 6/15/2012	194,000
550,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	539,000
80,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	152,900

	Total Convertible Bonds (Identified Cost $4,278,430)	4,537,600

Principal Amount (‡)	Description	Value (†)

Municipals — 0.1%
	United States — 0.1%
$135,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(f) (Identified Cost $134,987)	$93,474

	Total Bonds and Notes (Identified Cost $89,208,906)	97,068,983

Bank Loans — 0.1%
	United States — 0.1%
58,534	Hawaiian Telcom Communications, Inc., New Tranche C Term Loan, 4.750%, 5/30/2014(h)(i)	44,632
40,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.700%, 3/13/2014(h)	36,443
2,737	Sungard Data Systems, Inc., Tranche A, 2.008%, 2/28/2014(h)	2,645
58,537	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(h)	45,630
7,314	Tribune Company, Term Loan X, 5.000%, 6/04/2009(d)(h)(j)	4,635

	Total Bank Loans (Identified Cost $148,766)	133,985

Shares
Preferred Stocks — 0.4%
Convertible Preferred Stock — 0.2%
	United States — 0.2%
820	Lucent Technologies Capital Trust I, 7.750% (Identified Cost $590,508)	664,200

Non-Convertible Preferred Stock — 0.2%
	United States — 0.2%
682	Ally Financial, Inc., Series G, 7.000%, 144A (Identified Cost $145,366)	613,907

	Total Preferred Stocks (Identified Cost $735,874)	1,278,107

Principal Amount (‡)
Short-Term Investments — 2.7%
$3,507	Repurchase Agreement with State Street Corporation dated 9/30/2010 at 0.000%, to be repurchased at $3,507 on 10/01/2010 collateralized by $5,000 U.S. Treasury Note, 3.125% due 4/30/2017 valued at $5,476 including accrued interest (Note 2 of Notes to Financial Statements)	3,507
8,681,052	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $8,681,052 on 10/01/2010 collateralized by $8,825,000 Federal Home Loan Bank, 0.580% due 6/01/2011 valued at $8,858,094 including accrued interest (Note 2 of Notes to Financial Statements)	8,681,052

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Markets Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — continued
	Total Short-Term Investments (Identified Cost $8,684,559)	$8,684,559

	Total Investments — 99.3% (Identified Cost $260,839,083)(a)	316,270,127
	Other assets less liabilities — 0.7%	2,332,928

	Net Assets — 100.0%	$318,603,055

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $263,343,191 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$57,606,110
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,679,174)

	Net unrealized appreciation	$52,926,936

(b)	Non-income producing security.
(c)	All or a portion of this security is held as collateral for forward foreign currency contracts.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(f)	Illiquid security. At September 30, 2010, the value of these securities amounted to $405,093 or 0.1% of net assets.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Issuer has filed for bankruptcy.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $13,479,984 or 4.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation
Buy[1]	08/23/2011	Chinese Renminbi	5,600,000	$844,246	$6,299
Buy[2]	10/22/2010	Malaysian Ringgit	1,250,000	404,433	3,690
Buy[3]	12/13/2010	South Korean Won	780,000,000	682,050	22,988
Buy[4]	12/13/2010	South Korean Won	870,000,000	760,748	26,260

Total					$59,237

1Counterparty is Morgan Stanley & Co., Inc.

2Counterparty is JPMorgan Chase Bank.

3Counterparty is Barclays Bank PLC.

4Counterparty is Credit Suisse.

Industry Summary at September 30, 2010 (Unaudited)

Commercial Banks	5.9%
Machinery	5.8
Computers & Peripherals	5.3
Personal Products	3.7
Automobiles	3.4
Semiconductors & Semiconductor Equipment	3.3
Treasuries	3.1
Communications Equipment	2.9
Internet & Catalog Retail	2.7
Multiline Retail	2.6
Automotive	2.5
Internet Software & Services	2.5
Non-Captive Diversified	2.5
Software	2.4
Sovereigns	2.2
Airlines	2.2
Other Investments, less than 2% each	43.6
Short-Term Investments	2.7

Total Investments	99.3
Other assets less liabilities (including open forward foreign currency contracts)	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Global Markets Fund – (continued)

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	59.3%
Euro	8.6
Brazilian Real	7.5
British Pound	5.5
South Korean Won	2.6
Hong Kong Dollar	2.3
Other, less than 2% each	13.5

Total Investments	99.3
Other assets less liabilities (including open forward foreign currency contracts)	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Growth Fund

Shares	Description	Value (†)

Common Stocks — 99.5% of Net Assets
	Air Freight & Logistics — 7.7%
76,201	Expeditors International of Washington, Inc.	$3,522,772
62,443	United Parcel Service, Inc., Class B	4,164,324

		7,687,096

	Beverages — 3.9%
42,112	Coca-Cola Co. (The)	2,464,394
20,679	Diageo PLC, Sponsored ADR	1,427,058

		3,891,452

	Biotechnology — 8.5%
68,226	Amgen, Inc.(b)	3,759,935
83,167	Biogen Idec, Inc.(b)	4,667,332

		8,427,267

	Capital Markets — 7.8%
15,062	Franklin Resources, Inc.	1,610,128
73,865	Legg Mason, Inc.	2,238,848
191,130	SEI Investments Co.	3,887,584

		7,736,560

	Communications Equipment — 8.9%
202,191	Cisco Systems, Inc.(b)	4,427,983
99,105	QUALCOMM, Inc.	4,471,617

		8,899,600

	Consumer Finance — 4.1%
97,674	American Express Co.	4,105,238

	Energy Equipment & Services — 3.0%
39,996	Schlumberger Ltd.	2,464,153
30,727	Weatherford International Ltd.(b)	525,432

		2,989,585

	Health Care Equipment & Supplies — 4.1%
44,892	Medtronic, Inc.	1,507,473
48,341	Zimmer Holdings, Inc.(b)	2,529,685

		4,037,158

	Health Care Providers & Services — 0.4%
6,990	WellPoint, Inc.(b)	395,914

	Household Products — 3.2%
24,562	Clorox Co. (The)	1,639,759
25,498	Procter & Gamble Co. (The)	1,529,115

		3,168,874

	Internet & Catalog Retail — 8.8%
45,959	Amazon.com, Inc.(b)	7,218,320
34,395	Blue Nile, Inc.(b)	1,530,234

		8,748,554

	Internet Software & Services — 6.6%
12,578	Google, Inc., Class A(b)	6,613,387

	IT Services — 7.9%
33,436	Automatic Data Processing, Inc.	1,405,315
86,521	Visa, Inc., Class A	6,425,050

		7,830,365

	Media — 2.2%
55,940	Omnicom Group, Inc.	2,208,511

	Multiline Retail — 0.3%
6,296	Target Corp.	336,458

	Oil, Gas & Consumable Fuels — 0.4%
2,432	Chevron Corp.	197,114
3,772	ConocoPhillips	216,626

		413,740

Shares	Description	Value (†)

	Pharmaceuticals — 6.1%
64,295	Merck & Co., Inc.	$2,366,699
64,690	Novartis AG, ADR	3,730,672

		6,097,371

	Semiconductors & Semiconductor Equipment — 3.1%
71,296	Altera Corp.	2,150,287
31,000	Analog Devices, Inc.	972,780

		3,123,067

	Software — 10.4%
39,738	FactSet Research Systems, Inc.	3,223,944
82,297	Microsoft Corp.	2,015,453
193,049	Oracle Corp.	5,183,366

		10,422,763

	Specialty Retail — 2.1%
44,341	Home Depot, Inc. (The)	1,404,723
30,310	Lowe’s Cos., Inc.	675,610

		2,080,333

	Total Common Stocks (Identified Cost $89,938,147)	99,213,293

Principal Amount
Short-Term Investments — 0.9%
$930,091	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $930,091 on 10/01/2010 collateralized by $945,000 Federal Home Loan Bank, 0.785% due 11/25/2011 valued at $952,088 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $930,091)	930,091

	Total Investments — 100.4% (Identified Cost $90,868,238)(a)	100,143,384
	Other assets less liabilities — (0.4)%	(365,156)

	Net Assets — 100.0%	$99,778,228

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $92,016,124 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,339,180
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,211,920)

	Net unrealized appreciation	$8,127,260

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Growth Fund – (continued)

Industry Summary at September 30, 2010 (Unaudited)

Software	10.4%
Communications Equipment	8.9
Internet & Catalog Retail	8.8
Biotechnology	8.5
IT Services	7.9
Capital Markets	7.8
Air Freight & Logistics	7.7
Internet Software & Services	6.6
Pharmaceuticals	6.1
Consumer Finance	4.1
Health Care Equipment & Supplies	4.1
Beverages	3.9
Household Products	3.2
Semiconductors & Semiconductor Equipment	3.1
Energy Equipment & Services	3.0
Media	2.2
Specialty Retail	2.1
Other Investments, less than 2% each	1.1
Short-Term Investments	0.9

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks — 102.2% of Net Assets
	Biotechnology — 4.0%
28,034	Alexion Pharmaceuticals, Inc.(b)	$1,804,268
37,578	Human Genome Sciences, Inc.(b)	1,119,449
70,412	Incyte Corp.(b)	1,125,888

		4,049,605

	Capital Markets — 2.8%
20,089	Greenhill & Co., Inc.	1,593,460
23,897	T. Rowe Price Group, Inc.	1,196,403

		2,789,863

	Chemicals — 1.0%
10,901	CF Industries Holdings, Inc.	1,041,045

	Commercial Services & Supplies — 1.8%
26,424	Stericycle, Inc.(b)	1,835,940

	Communications Equipment — 7.5%
43,242	Acme Packet, Inc.(b)	1,640,601
36,238	F5 Networks, Inc.(b)(c)	3,761,867
49,375	Riverbed Technology, Inc.(b)	2,250,513

		7,652,981

	Computers & Peripherals — 2.7%
55,249	NetApp, Inc.(b)	2,750,848

	Diversified Financial Services — 1.5%
14,206	IntercontinentalExchange, Inc.(b)	1,487,652

	Energy Equipment & Services — 1.7%
86,378	Complete Production Services, Inc.(b)	1,766,430

	Food Products — 2.2%
39,632	Mead Johnson Nutrition Co., Class A	2,255,457

	Health Care Equipment & Supplies — 2.3%
17,977	Edwards Lifesciences Corp.(b)	1,205,358
57,849	NxStage Medical, Inc.(b)	1,104,916

		2,310,274

	Health Care Providers & Services — 1.5%
25,918	HMS Holdings Corp.(b)	1,527,607

	Health Care Technology — 1.4%
40,333	SXC Health Solutions Corp.(b)	1,470,944

	Hotels, Restaurants & Leisure — 6.3%
12,682	Chipotle Mexican Grill, Inc.(b)	2,181,304
45,943	Ctrip.com International Ltd., ADR(b)	2,193,778
22,649	Wynn Resorts Ltd.	1,965,254

		6,340,336

	Household Products — 1.1%
16,269	Clorox Co. (The)	1,086,118

	Internet & Catalog Retail — 6.2%
24,123	NetFlix, Inc.(b)(c)	3,911,786
6,836	Priceline.com, Inc.(b)	2,381,252

		6,293,038

	Internet Software & Services — 8.0%
36,219	Baidu, Inc., Sponsored ADR(b)(c)	3,716,794
31,574	MercadoLibre, Inc.(b)	2,279,011
31,112	OpenTable, Inc.(b)	2,118,105

		8,113,910

	IT Services — 2.6%
41,501	Cognizant Technology Solutions Corp., Class A(b)	2,675,569

	Life Sciences Tools & Services — 1.9%
15,422	Mettler-Toledo International, Inc.(b)	1,919,114

Shares	Description	Value (†)

	Machinery — 5.5%
35,986	Cummins, Inc.	$3,259,612
32,613	Joy Global, Inc.	2,293,346

		5,552,958

	Media — 1.7%
40,212	Discovery Communications, Inc., Class A(b)	1,751,233

	Metals & Mining — 10.0%
20,594	Cliffs Natural Resources, Inc.	1,316,368
138,426	Eldorado Gold Corp.	2,559,497
122,830	Ivanhoe Mines Ltd.(b)	2,875,450
15,644	Randgold Resources Ltd., ADR	1,587,240
22,495	Walter Energy, Inc.	1,828,619

		10,167,174

	Multiline Retail — 4.3%
48,272	Dollar Tree, Inc.(b)	2,353,743
44,728	Family Dollar Stores, Inc.	1,975,188

		4,328,931

	Oil, Gas & Consumable Fuels — 2.8%
42,911	Concho Resources, Inc.(b)	2,839,421

	Pharmaceuticals — 3.3%
33,704	Perrigo Co.	2,164,471
47,850	Valeant Pharmaceuticals International, Inc.	1,198,648

		3,363,119

	Real Estate Management & Development — 1.9%
103,425	CB Richard Ellis Group, Inc., Class A(b)	1,890,609

	Semiconductors & Semiconductor Equipment — 1.6%
85,241	ARM Holdings PLC, Sponsored ADR	1,599,121

	Software — 9.3%
25,703	Citrix Systems, Inc.(b)	1,753,973
25,458	Concur Technologies, Inc.(b)	1,258,643
33,682	Rovi Corp.(b)	1,697,910
27,265	Salesforce.com, Inc.(b)	3,048,227
19,960	VMware, Inc., Class A(b)	1,695,402

		9,454,155

	Specialty Retail — 2.1%
9,283	AutoZone, Inc.(b)	2,124,972

	Textiles, Apparel & Luxury Goods — 3.2%
31,778	Fossil, Inc.(b)	1,709,339
34,335	Lululemon Athletica, Inc.(b)	1,535,461

		3,244,800

	Total Common Stocks (Identified Cost $80,874,822)	103,683,224

Put Options — 0.4%
29,400	Baidu, Inc., Sponsored ADR expiring December 18, 2010 at 80	70,707
26,900	F5 Networks, Inc. expiring January 22, 2011 at 90	133,155
17,700	NetFlix, Inc. expiring December 18, 2010 at 140	145,140
19,300	Salesforce.com, Inc. expiring November 20, 2010 at 105	103,737

	Total Put Options (Identified Cost $811,244)	452,739

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Mid Cap Growth Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 11.5%
$11,632,824	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $11,632,824 on 10/01/2010 collateralized by $11,870,000 Federal Home Loan Bank, 0.250% due 1/28/2011 valued at $11,870,000, including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,632,824)	$11,632,824

	Total Investments — 114.1% (Identified Cost $93,318,890)(a)	115,768,787
	Other assets less liabilities — (14.1)%	(14,339,363)

	Net Assets — 100.0%	$101,429,424

Shares
Call Options Written — (0.1%)
10,700	F5 Networks, Inc. expiring January 22, 2011 at 125	(36,380)
8,600	NetFlix, Inc. expiring December 18, 2010 at 190	(65,575)

	Total Call Options Written (Premiums Received $56,519)	$(101,955)

Put Options Written — (0.1%)
29,400	Baidu, Inc., Sponsored ADR expiring December 18, 2010 at 66	(23,373)
26,900	F5 Networks, Inc. expiring January 22, 2011 at 70	(31,607)
17,700	NetFlix, Inc. expiring December 18, 2010 at 115	(43,631)
19,300	Salesforce.com, Inc. expiring November 20, 2010 at 85	(24,029)

	Total Put Options Written (Premiums Received $279,304)	$(122,640)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $93,391,288 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$23,437,355
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,059,856)

	Net unrealized appreciation	$22,377,499

(b)	Non-income producing security.
(c)	All or a portion of this security is held as collateral for outstanding options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2010 (Unaudited)

Metals & Mining	10.0%
Software	9.3
Internet Software & Services	8.0
Communications Equipment	7.5
Hotels, Restaurants & Leisure	6.3
Internet & Catalog Retail	6.2
Machinery	5.5
Multiline Retail	4.3
Biotechnology	4.0
Pharmaceuticals	3.3
Textiles, Apparel & Luxury Goods	3.2
Oil, Gas & Consumable Fuels	2.8
Capital Markets	2.8
Computers & Peripherals	2.7
IT Services	2.6
Health Care Equipment & Supplies	2.3
Food Products	2.2
Specialty Retail	2.1
Other Investments, less than 2% each	17.5
Short-Term Investments	11.5

Total Investments	114.1
Other assets less liabilities (including options written)	(14.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Value Fund

Shares	Description	Value (†)

Common Stocks — 97.4% of Net Assets
	Aerospace & Defense — 3.0%
283,439	Honeywell International, Inc.	$12,454,310
264,867	Northrop Grumman Corp.	16,058,886

		28,513,196

	Auto Components — 1.8%
425,806	Goodyear Tire & Rubber Co. (The)(b)	4,577,415
389,812	Johnson Controls, Inc.	11,889,266

		16,466,681

	Beverages — 3.6%
543,115	Coca-Cola Enterprises, Inc.	16,836,565
246,863	PepsiCo, Inc.	16,401,578

		33,238,143

	Biotechnology — 1.1%
187,170	Amgen, Inc.(b)	10,314,939

	Capital Markets — 5.8%
362,288	Ameriprise Financial, Inc.	17,147,091
412,884	Bank of New York Mellon Corp.	10,788,659
412,384	Legg Mason, Inc.	12,499,359
364,332	State Street Corp.	13,720,743

		54,155,852

	Chemicals — 1.5%
173,618	Air Products & Chemicals, Inc.	14,379,043

	Commercial Banks — 5.5%
774,208	Fifth Third Bancorp	9,313,722
286,681	PNC Financial Services Group, Inc.	14,881,611
469,356	U.S. Bancorp	10,147,477
669,420	Wells Fargo & Co.	16,822,524

		51,165,334

	Computers & Peripherals — 1.3%
297,399	Hewlett-Packard Co.	12,511,576

	Construction & Engineering — 0.7%
256,728	Foster Wheeler AG(b)	6,279,567

	Consumer Finance — 1.3%
714,620	Discover Financial Services	11,919,862

	Containers & Packaging — 1.1%
381,390	Owens-Illinois, Inc.(b)	10,701,803

	Diversified Financial Services — 6.2%
1,500,804	Bank of America Corp.	19,675,540
3,431,907	Citigroup, Inc.(b)	13,384,437
655,082	JPMorgan Chase & Co.	24,938,972

		57,998,949

	Diversified Telecommunication Services — 3.1%
520,482	AT&T, Inc.	14,885,785
358,249	CenturyLink, Inc.	14,136,506

		29,022,291

	Electric Utilities — 1.3%
434,253	PPL Corp.	11,824,709

	Electrical Equipment — 0.9%
390,569	ABB Ltd., Sponosored ADR(b)	8,248,817

	Energy Equipment & Services — 1.9%
294,127	Schlumberger Ltd.	18,121,164

	Food & Staples Retailing — 1.3%
392,612	CVS Caremark Corp.	12,355,500

	Food Products — 2.1%
487,172	ConAgra Foods, Inc.	10,688,554
177,357	Kellogg Co.	8,958,302

		19,646,856

Shares	Description	Value (†)

	Health Care Equipment & Supplies — 2.7%
368,952	Covidien PLC	$14,828,181
303,568	Medtronic, Inc.	10,193,813

		25,021,994

	Health Care Providers & Services — 1.7%
454,900	UnitedHealth Group, Inc.	15,971,539

	Household Durables — 0.9%
251,145	Harman International Industries, Inc.(b)	8,390,754

	Household Products — 1.5%
81,719	Energizer Holdings, Inc.(b)	5,493,968
143,244	Procter & Gamble Co. (The)	8,590,343

		14,084,311

	Independent Power Producers & Energy Traders — 1.0%
724,256	Calpine Corp.(b)	9,016,987

	Industrial Conglomerates — 4.5%
1,616,224	General Electric Co.	26,263,640
147,350	Siemens AG, Sponsored ADR	15,530,690

		41,794,330

	Insurance — 3.8%
153,313	Berkshire Hathaway, Inc., Class B(b)	12,675,919
228,834	Travelers Cos., Inc. (The)	11,922,251
472,952	Unum Group	10,475,887

		35,074,057

	Internet Software & Services — 2.3%
344,627	AOL, Inc.(b)	8,529,518
525,689	eBay, Inc.(b)	12,826,812

		21,356,330

	Media — 6.5%
491,545	CBS Corp., Class B	7,795,904
924,589	Comcast Corp., Class A	16,716,569
363,329	DIRECTV, Class A(b)	15,125,386
255,167	Omnicom Group, Inc.	10,073,993
299,446	Viacom, Inc., Class B	10,836,951

		60,548,803

	Multi-Utilities — 1.3%
354,064	Public Service Enterprise Group, Inc.	11,712,437

	Oil, Gas & Consumable Fuels — 10.3%
172,330	Chevron Corp.	13,967,346
242,054	CONSOL Energy, Inc.	8,946,316
1,222,933	El Paso Corp.	15,139,911
384,110	ExxonMobil Corp.	23,734,157
249,840	Hess Corp.	14,770,541
386,737	Total SA, Sponsored ADR	19,955,629

		96,513,900

	Paper & Forest Products — 0.9%
521,709	Weyerhaeuser Co.	8,222,134

	Personal Products — 0.8%
117,752	Estee Lauder Cos., Inc. (The), Class A	7,445,459

	Pharmaceuticals — 7.2%
470,332	Bristol-Myers Squibb Co.	12,750,701
163,770	Johnson & Johnson	10,147,189
425,331	Merck & Co., Inc.	15,656,434
807,426	Pfizer, Inc.	13,863,504
440,772	Sanofi-Aventis SA, Sponsored ADR	14,655,669

		67,073,497

	Road & Rail — 1.2%
186,956	Norfolk Southern Corp.	11,125,752

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)

	Semiconductors & Semiconductor Equipment — 1.3%
1,064,637	Applied Materials, Inc.	$12,434,960

	Software — 2.2%
764,484	Oracle Corp.	20,526,395

	Specialty Retail — 2.1%
451,233	Gap, Inc. (The)	8,410,983
513,386	Lowe’s Cos., Inc.	11,443,374

		19,854,357

	Wireless Telecommunication Services — 1.7%
654,491	Vodafone Group PLC, Sponsored ADR	16,237,922

	Total Common Stocks (Identified Cost $871,507,461)	909,270,200

Principal Amount
Short-Term Investments — 2.5%
$23,251,006	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $23,251,006 on 10/01/2010 collateralized by $23,455,000 Federal Home Loan Bank, 1.000% due 12/28/2011 valued at $23,718,869 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $23,251,006)	23,251,006

	Total Investments — 99.9% (Identified Cost $894,758,467)(a)	932,521,206
	Other assets less liabilities — 0.1%	864,210

	Net Assets — 100.0%	$933,385,416

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $901,766,289 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$65,873,862
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(35,118,945)

	Net unrealized appreciation	$30,754,917

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2010 (Unaudited)

Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	7.2
Media	6.5
Diversified Financial Services	6.2
Capital Markets	5.8
Commercial Banks	5.5
Industrial Conglomerates	4.5
Insurance	3.8
Beverages	3.6
Diversified Telecommunication Services	3.1
Aerospace & Defense	3.0
Health Care Equipment & Supplies	2.7
Internet Software & Services	2.3
Software	2.2
Specialty Retail	2.1
Food Products	2.1
Other Investments, less than 2% each	26.5
Short-Term Investments	2.5

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Statements of Assets and Liabilities

September 30, 2010

	Disciplined Equity Fund	Global Markets Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
ASSETS
Investments at cost	$31,210,986	$252,154,524	$89,938,147	$81,686,066	$871,507,461
Repurchase agreement(s) at cost	624,405	8,684,559	930,091	11,632,824	23,251,006
Net unrealized appreciation	2,678,689	55,431,044	9,275,146	22,449,897	37,762,739

Investments at value	34,514,080	316,270,127	100,143,384	115,768,787	932,521,206
Cash	—	—	—	127,391	—
Foreign currency at value (identified cost $0, $1,720,177, $0, $0 and $0)	—	1,771,343	—	—	—
Receivable for Fund shares sold	9,684	982,771	28,872	398,488	828,040
Receivable for securities sold	612,989	2,515,443	709,789	2,123,154	—
Dividends and interest receivable	7,138	2,067,738	107,991	78,851	1,120,775
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	59,237	—	—	—
Tax reclaims receivable	—	21,447	—	—	123,920

TOTAL ASSETS	35,143,891	323,688,106	100,990,036	118,496,671	934,593,941

LIABILITIES
Options written, at value (premiums received $87,891, $0, $0, $335,823 and $0) (Note 2)	88,119	—	—	224,595	—
Payable for securities purchased	654,867	4,323,254	893,502	10,272,570	—
Payable for Fund shares redeemed	8,579	411,735	96,447	6,402,694	444,779
Management fees payable (Note 6)	5,884	176,444	39,664	47,658	375,873
Deferred Trustees' fees (Note 6)	51,446	58,225	88,874	55,164	232,756
Administrative fees payable (Note 6)	1,290	11,744	3,732	3,471	35,370
Other accounts payable and accrued expenses	49,609	103,649	89,589	61,095	119,747

TOTAL LIABILITIES	859,794	5,085,051	1,211,808	17,067,247	1,208,525

NET ASSETS	$34,284,097	$318,603,055	$99,778,228	$101,429,424	$933,385,416

NET ASSETS CONSIST OF:
Paid-in capital	$37,085,067	$353,951,872	$189,757,664	$153,122,192	$970,841,796
Accumulated net investment (loss)/Undistributed net investment income	10,153	3,780,052	(88,874)	(55,164)	12,741,138
Accumulated net realized loss on investments, options written and foreign currency transactions	(5,489,584)	(94,687,571)	(99,165,708)	(74,198,729)	(87,960,257)
Net unrealized appreciation on investments, options written and foreign currency translations	2,678,461	55,558,702	9,275,146	22,561,125	37,762,739

NET ASSETS	$34,284,097	$318,603,055	$99,778,228	$101,429,424	$933,385,416

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,024,846	$64,367,375	$29,900,606	$67,638,610	$130,922,361

Shares of beneficial interest	297,165	4,372,252	5,821,451	2,847,060	7,803,159

Net asset value and redemption price per share	$6.81	$14.72	$5.14	$23.76	$16.78

Offering price per share (100/94.25 of net asset value) (Note 1)	$7.23	$15.62	$5.45	$25.21	$17.80

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$137,727	$—	$4,085,803	$—	$3,299,033

Shares of beneficial interest	20,822	—	838,611	—	196,728

Net asset value and offering price per share	$6.61	$—	$4.87	$—	$16.77

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,246,967	$109,455,439	$12,493,050	$34,119	$10,226,167

Shares of beneficial interest	190,430	7,503,363	2,562,858	1,454	616,629

Net asset value and offering price per share	$6.55	$14.59	$4.87	$23.47	$16.58

Class Y shares:
Net assets	$30,874,557	$144,780,241	$53,298,769	$33,756,695	$788,936,851

Shares of beneficial interest	4,493,704	9,798,139	9,806,624	1,376,044	46,908,880

Net asset value, offering and redemption price per share	$6.87	$14.78	$5.43	$24.53	$16.82

Admin Class shares:
Net assets	$—	$—	$—	$—	$1,004

Shares of beneficial interest	—	—	—	—	60

Net asset value, offering and redemption price per share	$—	$—	$—	$—	$16.74

See accompanying notes to financial statements.

35  |

Statements of Operations

For the Year Ended September 30, 2010

	Disciplined Equity Fund	Global Markets Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
INVESTMENT INCOME
Dividends	$427,696	$2,135,140	$930,057	$602,812 (a)	$22,464,019 (b)
Interest	—	6,772,175	—	—	—
Less net foreign taxes withheld	—	(123,329)	—	(797)	(264,095)

	427,696	8,783,986	930,057	602,015	22,199,924

Expenses
Management fees (Note 6)	162,088	2,054,950	527,810	603,640	4,320,687
Service and distribution fees (Note 6)	19,995	1,148,060	268,287	125,780	470,944
Administrative fees (Note 6)	15,571	131,564	50,741	38,649	414,996
Trustees’ fees and expenses (Note 6)	17,571	21,797	20,287	18,476	38,307
Transfer agent fees and expenses (Note 6)	25,882	255,440	213,666	145,813	988,511
Audit and tax services fees	43,049	52,236	41,045	42,924	34,294
Custodian fees and expenses	26,085	161,364	24,693	24,158	37,949
Legal fees	671	5,651	2,136	1,553	18,696
Registration fees	80,312	67,272	69,025	63,660	120,993
Shareholder reporting expenses	6,495	41,887	39,583	22,080	137,024
Miscellaneous expenses	12,113	45,815	11,948	13,090	30,450

Total expenses	409,832	3,986,036	1,269,221	1,099,823	6,612,851
Less waiver and/or expense reimbursement (Note 6)	(81,384)	(98,043)	(15,201)	(169,158)	—

Net expenses	328,448	3,887,993	1,254,020	930,665	6,612,851

Net investment income (loss)	99,248	4,895,993	(323,963)	(328,650)	15,587,073

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	2,282,241	18,092,677	24,201,174	14,708,728	10,776,100
Options written	146,797	—	—	(115,065)	—
Foreign currency transactions	740	(29,305)	—	77	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,084,023)	28,825,563	(9,534,757)	7,055,580	(6,736,757)
Options written	(228)	—	—	111,228	—
Foreign currency translations	—	83,179	—	—	—

Net realized and unrealized gain on investments, options written and foreign currency transactions	1,345,527	46,972,114	14,666,417	21,760,548	4,039,343

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,444,775	$51,868,107	$14,342,454	$21,431,898	$19,626,416

(a)	Includes a non-recurring dividend of $411,787, the character of which has not yet been determined by the issuer.
(b)	Includes a non-recurring dividend of $6,716,255.

See accompanying notes to financial statements.

|  36

Statements of Changes in Net Assets

	Disciplined Equity Fund		Global Markets Fund		Growth Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income (loss)	$99,248	$227,891	$4,895,993	$6,881,001	$(323,963)	$(300,880)
Net realized gain (loss) on investments, options written and foreign currency transactions	2,429,778	(6,612,204)	18,063,372	(80,934,410)	24,201,174	(84,916,365)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(1,084,251)	5,341,200	28,908,742	77,383,636	(9,534,757)	36,216,597

Net increase (decrease) in net assets resulting from operations	1,444,775	(1,043,113)	51,868,107	3,330,227	14,342,454	(49,000,648)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,227)	(16,599)	(1,152,275)	(1,215,467)	—	—
Class B	—	—	—	—	—	—
Class C	—	(6,028)	(1,701,697)	(1,365,584)	—	—
Class Y	(178,902)	(193,935)	(2,794,707)	(2,348,859)	—	—
Net realized capital gains
Class A	—	—	—	(14,673)	—	—
Class C	—	—	—	(28,430)	—	—
Class Y	—	—	—	(24,786)	—	—

Total distributions	(185,129)	(216,562)	(5,648,679)	(4,997,799)	—	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	2,940,934	5,893,459	22,778,290	(60,874,359)	(26,537,256)	(108,551,663)

Net increase (decrease) in net assets	4,200,580	4,633,784	68,997,718	(62,541,931)	(12,194,802)	(157,552,311)
NET ASSETS
Beginning of the year	30,083,517	25,449,733	249,605,337	312,147,268	111,973,030	269,525,341

End of the year	$34,284,097	$30,083,517	$318,603,055	$249,605,337	$99,778,228	$111,973,030

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$10,153	$100,021	$3,780,052	$4,369,973	$(88,874)	$(85,047)

See accompanying notes to financial statements.

37  |

Statements of Changes in Net Assets (continued)

	Mid Cap Growth Fund		Value Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income (loss)	$(328,650)	$(350,178)	$15,587,073	$7,832,048
Net realized gain (loss) on investments, options written and foreign currency transactions	14,593,740	(49,001,103)	10,776,100	(86,224,117)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	7,166,808	26,716,743	(6,736,757)	84,560,021

Net increase (decrease) in net assets resulting from operations	21,431,898	(22,634,538)	19,626,416	6,167,952

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	—	(1,044,591)	(1,386,477)
Class B	—	—	—	(12,760)
Class C	—	—	(22,715)	(69,049)
Class Y	—	—	(6,810,651)	(4,718,484)
Net realized capital gains
Class A	—	—	—	—
Class C	—	—	—	—
Class Y	—	—	—	—

Total distributions	—	—	(7,877,957)	(6,186,770)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(2,011,419)	(41,659,860)	211,104,442	280,227,901

Net increase (decrease) in net assets	19,420,479	(64,294,398)	222,852,901	280,209,083
NET ASSETS
Beginning of the year	82,008,945	146,303,343	710,532,515	430,323,432

End of the year	$101,429,424	$82,008,945	$933,385,416	$710,532,515

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(55,164)	$(49,188)	$12,741,138	$5,032,022

See accompanying notes to financial statements.

|  38

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

DISCIPLINED EQUITY FUND
Class A
9/30/2010	$6.53	$0.01	$0.29	$0.30	$(0.02)	$—	$(0.02)
9/30/2009	6.98	0.04	(0.44)	(0.40)	(0.05)	—	(0.05)
9/30/2008	9.77	0.03	(1.80)	(1.77)	(0.05)	(0.97)	(1.02)
9/30/2007	9.42	0.02	1.53	1.55	(0.07)	(1.13)	(1.20)
9/30/2006	9.22	0.05	0.64	0.69	(0.03)	(0.46)	(0.49)
Class B
9/30/2010	6.36	(0.04)	0.29	0.25	—	—	—
9/30/2009	6.80	(0.00)	(0.44)	(0.44)	—	—	—
9/30/2008	9.56	(0.03)	(1.76)	(1.79)	—	(0.97)	(0.97)
9/30/2007	9.25	(0.05)	1.50	1.45	(0.01)	(1.13)	(1.14)
9/30/2006	9.10	(0.02)	0.63	0.61	—	(0.46)	(0.46)
Class C
9/30/2010	6.30	(0.04)	0.29	0.25	—	—	—
9/30/2009	6.76	(0.00)	(0.44)	(0.44)	(0.02)	—	(0.02)
9/30/2008	9.52	(0.03)	(1.76)	(1.79)	—	(0.97)	(0.97)
9/30/2007	9.22	(0.05)	1.50	1.45	(0.02)	(1.13)	(1.15)
9/30/2006	9.08	(0.02)	0.63	0.61	(0.01)	(0.46)	(0.47)
Class Y
9/30/2010	6.58	0.02	0.31	0.33	(0.04)	—	(0.04)
9/30/2009	7.03	0.06	(0.45)	(0.39)	(0.06)	—	(0.06)
9/30/2008	9.85	0.07	(1.82)	(1.75)	(0.10)	(0.97)	(1.07)
9/30/2007	9.49	0.06	1.53	1.59	(0.10)	(1.13)	(1.23)
9/30/2006	9.27	0.09	0.64	0.73	(0.05)	(0.46)	(0.51)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

39  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$6.81	4.81	$2,025	1.20		1.45	0.12	245
6.53	(5.64)	1,599	1.25		1.78	0.78	180
6.98	(20.40)	736	1.25		1.55	0.38	149
9.77	17.98	1,198	1.25		1.50	0.22	148
9.42	7.69	1,331	1.25		1.68	0.56	143

6.61	4.09	138	1.94		2.20	(0.61)	245
6.36	(6.47)	168	2.00		2.49	(0.03)	180
6.80	(21.01)	227	2.00		2.30	(0.37)	149
9.56	17.11	356	2.00		2.31	(0.51)	148
9.25	6.90	331	2.00		2.33	(0.19)	143

6.55	3.97	1,247	1.94		2.20	(0.61)	245
6.30	(6.41)	1,460	2.00		2.51	(0.06)	180
6.76	(21.10)	949	2.00		2.30	(0.39)	149
9.52	17.17	1,164	2.00		2.29	(0.54)	148
9.22	6.92	1,198	2.00		2.37	(0.18)	143

6.87	5.08	30,875	0.95	(g)	1.20	0.37	245
6.58	(5.42)	26,857	0.85		1.38	1.09	180
7.03	(20.17)	23,538	0.85		1.15	0.78	149
9.85	18.39	27,400	0.85		1.11	0.62	148
9.49	8.13	23,096	0.85		1.26	0.98	143

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The expense limit changed during the period. See Note 6 of Notes to Financial Statements.

|  40

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions	Redemption fees (b)(c)

GLOBAL MARKETS FUND
Class A
9/30/2010	$12.50	$0.26	$2.26	$2.52	$(0.30)	$—	$(0.30)	$—
9/30/2009	11.65	0.36	0.74 (h)	1.10	(0.25)	(0.00)	(0.25)	—
9/30/2008	15.83	0.25	(3.46)	(3.21)	(0.53)	(0.44)	(0.97)	0.00
9/30/2007	12.49	0.20	3.39	3.59	(0.25)	—	(0.25)	0.00
9/30/2006*	12.71	0.12	(0.34)	(0.22)	—	—	—	—
Class C
9/30/2010	12.39	0.16	2.26	2.42	(0.22)	—	(0.22)	—
9/30/2009	11.51	0.28	0.75 (h)	1.03	(0.15)	(0.00)	(0.15)	—
9/30/2008	15.70	0.15	(3.43)	(3.28)	(0.47)	(0.44)	(0.91)	0.00
9/30/2007	12.43	0.10	3.36	3.46	(0.19)	—	(0.19)	0.00
9/30/2006*	12.71	0.06	(0.34)	(0.28)	—	—	—	—
Class Y
9/30/2010	12.54	0.29	2.28	2.57	(0.33)	—	(0.33)	—
9/30/2009	11.70	0.38	0.75 (h)	1.13	(0.29)	(0.00)	(0.29)	—
9/30/2008	15.87	0.30	(3.48)	(3.18)	(0.55)	(0.44)	(0.99)	0.00
9/30/2007	12.51	0.24	3.39	3.63	(0.27)	—	(0.27)	0.00
9/30/2006**	11.84	0.19	0.64	0.83	(0.16)	—	(0.16)	0.00

*	From commencement of Class operations on February 1, 2006 through September 30, 2006.
**	Prior to the close of business on February 1, 2006, the Fund offered Institutional Class shares, which were redesignated as Class Y shares on that date.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

41  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$14.72	20.61	$64,367	1.25		1.29		1.96	99
12.50	10.27	44,669	1.25		1.34		3.56	114
11.65	(21.87)	67,647	1.25		1.27		1.74	133
15.83	29.05	28,927	1.25		1.37		1.44	78
12.49	(1.73)	10,438	1.25		1.56		1.52	103

14.59	19.79	109,455	2.00		2.04		1.21	99
12.39	9.40	96,208	2.00		2.09		2.82	114
11.51	(22.42)	124,178	2.00		2.02		1.04	133
15.70	27.99	60,179	2.00		2.11		0.69	78
12.43	(2.12)	20,228	2.00		2.32		0.78	103

14.78	21.02	144,780	1.00		1.04		2.20	99
12.54	10.49	108,728	1.00		1.01		3.79	114
11.70	(21.66)	120,322	0.99	(i)	0.99	(i)	2.06	133
15.87	29.36	80,824	1.00		1.02		1.70	78
12.51	7.07	58,650	1.00		1.19		1.58	103

(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(i)	Includes fee/expense recovery of less than 0.01%.

|  42

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

GROWTH FUND
Class A
9/30/2010	$4.48	$(0.01)	$0.67	$0.66	$—	$—	$—
9/30/2009	4.99	(0.01)	(0.50)	(0.51)	—	—	—
9/30/2008	7.01	(0.02)	(2.00)	(2.02)	—	—	—
9/30/2007	5.84	(0.03)	1.20	1.17	—	—	—
9/30/2006	6.03	(0.00)	(0.19)	(0.19)	—	—	—
Class B
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.79	(0.07)	(1.91)	(1.98)	—	—	—
9/30/2007	5.70	(0.07)	1.16	1.09	—	—	—
9/30/2006	5.94	(0.05)	(0.19)	(0.24)	—	—	—
Class C
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.80	(0.07)	(1.92)	(1.99)	—	—	—
9/30/2007	5.71	(0.08)	1.17	1.09	—	—	—
9/30/2006	5.94	(0.04)	(0.19)	(0.23)	—	—	—
Class Y
9/30/2010	4.73	(0.00)	0.70	0.70	—	—	—
9/30/2009	5.24	0.01	(0.52)	(0.51)	—	—	—
9/30/2008	7.32	0.01	(2.09)	(2.08)	—	—	—
9/30/2007	6.08	(0.00)	1.24	1.24	—	—	—
9/30/2006	6.26	0.02	(0.20)	(0.18)	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

43  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (e)		Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$5.14	14.73	$29,901	1.19		1.20		(0.30)	163
4.48	(10.40)	33,207	1.25		1.31		(0.25)	191
4.99	(28.67)	156,841	1.10		1.10		(0.33)	179
7.01	20.03	228,629	1.14	(g)	1.14	(g)	(0.49)	134
5.84	(3.15)	225,729	1.10		1.17		(0.03)	174

4.87	13.79	4,086	1.93		1.95		(1.06)	163
4.28	(11.02)	5,397	2.00		2.12		(1.06)	191
4.81	(29.16)	9,553	1.85		1.85		(1.05)	179
6.79	19.12	28,258	1.85	(g)	1.85	(g)	(1.20)	134
5.70	(4.04)	32,160	1.95		2.11		(0.85)	174

4.87	13.79	12,493	1.93		1.95		(1.06)	163
4.28	(11.02)	16,336	2.00		2.12		(1.06)	191
4.81	(29.26)	27,743	1.85		1.85		(1.08)	179
6.80	19.09	39,157	1.88		1.88		(1.23)	134
5.71	(3.87)	43,415	1.85		1.95		(0.76)	174

5.43	15.01	53,299	0.93	(h)	0.95		(0.05)	163
4.73	(9.73)	57,033	0.75		0.75		0.18	191
5.24	(28.42)	75,389	0.66		0.66		0.11	179
7.32	20.39	124,663	0.67		0.67		(0.02)	134
6.08	(2.88)	121,478	0.80	(i)	0.80	(i)	0.31	174

(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Includes fee/expense recovery of less than 0.01% and 0.08% for Class A and Class B shares, respectively.
(h)	The expense limit changed during the period. See Note 6 of Notes to Financial Statements.
(i)	Includes fee/expense recovery of 0.07%.

|  44

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

MID CAP GROWTH FUND
Class A*
9/30/2010	$18.29	$(0.09	)(f)	$5.56	$5.47	$—	$—	$—
9/30/2009	21.12	(0.07	)(g)	(2.76)	(2.83)	—	—	—
9/30/2008	26.84	(0.15)		(5.57)	(5.72)	—	—	—
9/30/2007	19.69	(0.16	)(h)	7.31	7.15	—	—	—
9/30/2006	18.63	(0.15)		1.21	1.06	—	—	—
Class C
9/30/2010	18.20	(0.18	)(f)	5.45	5.27	—	—	—
9/30/2009**	15.13	(0.16)		3.23	3.07	—	—	—
Class Y*
9/30/2010	18.84	(0.07	)(f)	5.76	5.69	—	—	—
9/30/2009	21.70	(0.05	)(g)	(2.81)	(2.86)	—	—	—
9/30/2008	27.51	(0.10)		(5.71)	(5.81)	—	—	—
9/30/2007	20.13	(0.11	)(h)	7.49	7.38	—	—	—
9/30/2006	19.00	(0.10)		1.23	1.13	—	—	—

*	Prior to the close of business on February 2, 2009, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
**	From commencement of Class operations on February 2, 2009 through September 30, 2009.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

45  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment loss (%) (e)		Portfolio turnover rate (%)

$23.76	29.91	$67,639	1.25		1.46		(0.45	)(f)	191
18.29	(13.44)	54,951	1.25		1.52		(0.45	)(g)	292
21.12	(21.27)	120,524	1.25		1.32		(0.58)		299
26.84	36.31	30,654	1.25		1.43		(0.71)		194
19.69	5.69	26,668	1.25		1.52		(0.72)		211

23.47	28.96	34	2.00		2.24		(0.89	)(f)	191
18.20	20.29	1	2.00		2.24		(1.54)		292

24.53	30.20	33,757	1.00		1.22		(0.34	)(f)	191
18.84	(13.18)	27,057	1.00		1.12		(0.27	)(g)	292
21.70	(21.12)	25,779	1.00	(i)	1.00	(i)	(0.36)		299
27.51	36.66	24,143	1.00		1.10		(0.47)		194
20.13	5.95	17,467	1.00		1.12		(0.49)		211

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes a non-recurring dividend, the character of which has not yet been determined by the issuer. Without this dividend, net investment loss per share would have been $(0.21), $(0.36) and $(0.16) for Class A, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (1.02)%, (1.74)% and (0.76)% for Class A, Class C and Class Y shares, respectively.
(g)	Includes a non-recurring dividend of $0.03 per share. Without this dividend, net investment loss per share would have been $(0.10) and $(0.08) for Class A and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.63)% and (0.46)% for Class A and Class Y shares, respectively.
(h)	Includes a non-recurring dividend of $0.02 per share.
(i)	Includes fee/expense recovery of less than 0.01%.

|  46

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

VALUE FUND
Class A*
9/30/2010	$16.42	$0.27	(g)	$0.23	$0.50	$(0.14)	$—	$(0.14)
9/30/2009	17.93	0.23		(1.53)	(1.30)	(0.21)	—	(0.21)
9/30/2008	23.46	0.25		(4.45)	(4.20)	(0.18)	(1.15)	(1.33)
9/30/2007	21.04	0.19		3.27	3.46	(0.13)	(0.91)	(1.04)
9/30/2006**	19.69	0.02		1.33	1.35	—	—	—
Class B
9/30/2010	16.40	0.12	(g)	0.25	0.37	—	—	—
9/30/2009	17.80	0.14		(1.51)	(1.37)	(0.03)	—	(0.03)
9/30/2008	23.46	0.10		(4.45)	(4.35)	(0.16)	(1.15)	(1.31)
9/30/2007***	24.00	0.00		(0.54)	(0.54)	—	—	—
Class C
9/30/2010	16.26	0.14	(g)	0.22	0.36	(0.04)	—	(0.04)
9/30/2009	17.79	0.12		(1.51)	(1.39)	(0.14)	—	(0.14)
9/30/2008	23.46	0.09		(4.43)	(4.34)	(0.18)	(1.15)	(1.33)
9/30/2007***	24.00	0.01		(0.55)	(0.54)	—	—	—
Class Y*
9/30/2010	16.47	0.31	(g)	0.23	0.54	(0.19)	—	(0.19)
9/30/2009	18.01	0.28		(1.54)	(1.26)	(0.28)	—	(0.28)
9/30/2008	23.54	0.32		(4.45)	(4.13)	(0.25)	(1.15)	(1.40)
9/30/2007	21.05	0.27		3.27	3.54	(0.14)	(0.91)	(1.05)
9/30/2006	18.72	0.22		3.17	3.39	(0.27)	(0.79)	(1.06)
Admin Class
9/30/2010****	16.72	0.18	(g)	(0.16)	0.02	—	—	—

*	Prior to the close of business on June 1, 2007, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
**	From commencement of Class operations on June 30, 2006, through September 30, 2006.
***	From commencement of Class operations on June 1, 2007, through September 30, 2007.
****	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Amount rounds to less than $0.01 per share, if applicable.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

47  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)		Portfolio turnover rate (%)

$16.78	3.03	$130,922	0.96		0.96		1.58	(g)	54
16.42	(6.97)	120,915	1.06		1.06		1.67		47
17.93	(19.01)	112,274	1.05		1.05		1.24		36	(h)
23.46	16.85	17,500	1.09	(i)	1.09	(i)	0.79		41
21.04	6.86	466	1.10		8.65		0.42		36

16.77	2.26	3,299	1.70		1.70		0.72	(g)	54
16.40	(7.62)	5,167	1.81		1.81		1.03		47
17.80	(19.65)	8,385	1.80	(j)	1.80	(j)	0.51		36	(h)
23.46	(2.25)	108	1.85		1.89		0.03		41

16.58	2.20	10,226	1.71		1.71		0.81	(g)	54
16.26	(7.60)	10,011	1.81		1.81		0.89		47
17.79	(19.62)	6,483	1.80	(j)	1.80	(j)	0.46		36	(h)
23.46	(2.25)	1,390	1.85		1.94		0.10		41

16.82	3.28	788,937	0.71		0.71		1.86	(g)	54
16.47	(6.66)	574,439	0.66		0.66		1.97		47
18.01	(18.67)	303,182	0.65		0.66		1.58		36	(h)
23.54	17.25	182,002	0.72	(i)	0.72	(i)	1.19		41
21.05	18.92	71,147	0.85		0.91		1.13		36

16.74	0.12	1	1.29		1.29		1.59	(g)	54

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, $0.02, $0.01, $0.18 and $0.05 for Class A, Class B, Class C, Class Y and Admin Class shares, respectively, and the ratio of net investment income to average net assets would have been 0.84%, 0.10%, 0.09%, 1.08% and 0.50% for Class A, Class B, Class C, Class Y and Admin Class shares, respectively.
(h)	Portfolio turnover excludes the impact of assets resulting from a merger with another fund.
(i)	Includes fee/expense recovery of 0.02% and 0.01% for Class A and Class Y shares, respectively.
(j)	Includes fee/expense recovery of less than 0.01% for Class B and Class C shares.

|  48

Notes to Financial Statements

September 30, 2010

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Disciplined Equity Fund (the “Disciplined Equity Fund”)

Loomis Sayles Global Markets Fund (the “Global Markets Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund offers Class A, Class C and Class Y shares. Effective February 1, 2010, the Value Fund began offering Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders of Disciplined Equity Fund, Growth Fund and Value Fund may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and offer quotations. Short-term

49  |

Notes to Financial Statements (continued)

September 30, 2010

obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of September 30, 2010, approximately 24% of the market value of the Global Markets Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

|  50

Notes to Financial Statements (continued)

September 30, 2010

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the year ended September 30, 2010, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as net operating losses, paydown gains and losses, foreign currency transactions, gains realized from passive foreign investment companies (“PFICs”), defaulted bonds, premium amortization accruals and expired capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward contract mark to market, securities lending collateral gain/loss adjustment, straddle loss deferrals, wash sales, premium amortization accruals, contingent payment debt instruments, PFIC un-reversed inclusions and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2010 and 2009 was as follows:

	2010 Distributions Paid From:			2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Disciplined Equity Fund	$185,129	$—	$185,129	$216,562	$—	$216,562
Global Markets Fund	5,648,679	—	5,648,679	4,997,799	—	4,997,799
Growth Fund	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—
Value Fund	7,877,957	—	7,877,957	6,186,770	—	6,186,770

Differences between these amounts for the year ended September 30, 2009 and those reported in the Statements of Changes in Net Assets for the same period are primarily attributable to different book and tax treatment for short-term capital gains.

51  |

Notes to Financial Statements (continued)

September 30, 2010

As of September 30, 2010, the components of distributable earnings were as follows:

	Disciplined Equity Fund	Global Markets Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
Undistributed ordinary income	$61,598	$4,604,022	$—	$—	$12,973,893
Undistributed long-term capital gains	—	—	—	—	—

Total undistributed earnings	61,598	4,604,022	—	—	12,973,893

Capital loss carryforward:
Expires September 30, 2011	—	—	(6,192,314)	(21,142,388)	—
Expires September 30, 2015	—	—	—	—	—
Expires September 30, 2016	—	—	(75,866)	—	—
Expires September 30, 2017	(2,229,424)	(54,290,711)	(57,062,095)	(33,667,761)	(26,840,015)
Expires September 30, 2018	(3,119,805)	(38,601,700)	(34,687,546)	(18,653,312)	(54,112,420)

Total capital loss carryforward	(5,349,229)	(92,892,411)	(98,017,821)	(73,463,461)	(80,952,435)
Unrealized appreciation (depreciation)	2,538,106	52,999,299	8,127,260	22,488,727	30,754,917

Total accumulated earnings (losses)	$(2,749,525)	$(35,289,090)	$(89,890,561)	$(50,974,734)	$(37,223,625)

The Growth Fund and Mid Cap Growth Fund had $9,606,459 and $65,130,772 of capital loss carryforwards expire in the current year, respectively.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2010, none of the Funds had loaned securities under this agreement.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

|  52

Notes to Financial Statements (continued)

September 30, 2010

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2010, at value:

Disciplined Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$33,889,675	$—	$—	$33,889,675
Short-Term Investments	—	624,405	—	624,405

Total	$33,889,675	$624,405	$—	$34,514,080

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Call Options Written	$(88,119)	$—	$—	$(88,119)

(a)	Major categories of the Fund’s investments and option contracts are included in the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2010

Global Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$4,248,358	$—	$4,248,358
Bermuda	3,220,295	—	—	3,220,295
Brazil	21,375,959	—	—	21,375,959
Canada	3,551,388	—	—	3,551,388
Cayman Islands	7,851,456	—	—	7,851,456
Chile	6,558,115	—	—	6,558,115
Germany	—	12,710,476	—	12,710,476
Hong Kong	—	7,395,738	—	7,395,738
Indonesia	—	3,070,318	—	3,070,318
Japan	—	2,986,784	—	2,986,784
Korea	—	7,482,078	—	7,482,078
Mexico	2,790,701	—	—	2,790,701
Netherlands Antilles	1,734,630	—	—	1,734,630
Singapore	—	2,580,416	—	2,580,416
Spain	—	4,204,695	—	4,204,695
Sweden	—	4,026,934	—	4,026,934
Switzerland	—	3,743,069	—	3,743,069
Taiwan	—	3,861,292	—	3,861,292
Turkey	—	3,389,909	—	3,389,909
United Kingdom	—	15,515,857	—	15,515,857
United States	86,806,025	—	—	86,806,025

Total Common Stocks	133,888,569	75,215,924	—	209,104,493

Bonds and Notes
Non-Convertible Bonds
Korea	—	652,738	368,686	1,021,424
United States	30,940	56,362,755		56,393,695
All Other Non-Convertible Bonds(a)	—	35,022,790	—	35,022,790

Total Non-Convertible Bonds	30,940	92,038,283	368,686	92,437,909

Convertible Bonds(a)	—	4,537,600	—	4,537,600
Municipals(a)	—	93,474	—	93,474

Total Bonds and Notes	30,940	96,669,357	368,686	97,068,983

Bank Loans(a)	—	133,985	—	133,985
Preferred Stocks(a)	—	1,278,107	—	1,278,107
Short-Term Investments	—	8,684,559	—	8,684,559

Total Investments	133,919,509	181,981,932	368,686	316,270,127

Forward Foreign Currency Contracts (unrealized appreciation)(a)	—	59,237	—	59,237

Total	$133,919,509	$182,041,169	$368,686	$316,329,364

(a)	Major categories of the Fund’s investments and forward foreign currency contracts are included in the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2010

Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$99,213,293	$—	$—	$99,213,293
Short-Term Investments	—	930,091	—	930,091

Total	$99,213,293	$930,091	$—	$100,143,384

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Mid Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$103,683,224	$—	$—	$103,683,224
Put Options	452,739	—	—	452,739
Short-Term Investments	—	11,632,824	—	11,632,824

Total	$104,135,963	$11,632,824	$—	$115,768,787

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Call Options Written	$(101,955)	$—	$—	$(101,955)
Put Options Written	(122,640)	—	—	(122,640)

Total	$(224,595)	$—	$—	$(224,595)

(a)	Major categories of the Fund’s investments and option contracts are included in the Portfolio of Investments.

Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$909,270,200	$—	$—	$909,270,200
Short-Term Investments	—	23,251,006	—	23,251,006

Total	$909,270,200	$23,251,006	$—	$932,521,206

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

55  |

Notes to Financial Statements (continued)

September 30, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of September 30, 2010:

Global Markets Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010

Bonds and Notes
Non-Convertible Bonds
Korea	$—	$—	$—	$14,544	$354,142	$—	$—	$368,686
United States	859,552	—	—	—	—	—	(859,552)	—
Convertible Bonds
United States	227,900	—	—	—	—	—	(227,900)	—

Total	$1,087,452	$—	$—	$14,544	$354,142	$—	$(1,087,452)	$368,686

Debt securities valued at $1,087,452 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service, where inputs are observable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use are forward foreign currency contracts and option contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2010, Global Markets Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Disciplined Equity Fund, Global Markets Fund and Mid Cap Growth Fund are parties to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such contingent features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. Certain Funds may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns. Certain Funds may also write put options to offset the cost of options used for hedging purposes. During the year ended September 30, 2010, Disciplined Equity Fund engaged in written call option transactions and Mid Cap Growth Fund engaged in written call option and purchased and written put option transaction in accordance with their objectives.

The following is a summary of derivative instruments for Disciplined Equity Fund as of September 30, 2010:

Statements of Assets and Liabilities Caption	Equity Contracts
Liabilities
Options written, at value	$(88,119)

|  56

Notes to Financial Statements (continued)

September 30, 2010

Transactions in derivative instruments for Disciplined Equity Fund during the year ended September 30, 2010, were as follows:

Statements of Assets and Liabilities Caption	Equity Contracts
Net Realized Gain (Loss) on:
Options written	$146,797
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	(228)

The following is a summary of derivative instruments for Global Markets Fund as of September 30, 2010:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$59,237

Transactions in derivative instruments for Global Markets Fund during the year ended September 30, 2010, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$48,738
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	36,928

* Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Mid Cap Growth Fund as of September 30, 2010:

Statements of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value*	$452,739
Liabilities
Options written, at value	(224,595)

* Represents purchased options, at value.

Transactions in derivative instruments for Mid Cap Growth Fund during the year ended September 30, 2010 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(713,825)
Options written	(115,065)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(358,505)
Options written	111,228

* Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

57  |

Notes to Financial Statements (continued)

September 30, 2010

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of derivative activity, as a percentage of net assets, for Disciplined Equity Fund and Mid Cap Growth Fund, based on the month-end market values of equity securities underlying purchased and written options, at absolute value, was as follows for the year ended September 30, 2010:

Disciplined Equity Fund*	Call Options Written
Average Market Value of Underlying Securities	15.98%
Highest Market Value of Underlying Securities	27.86%
Lowest Market Value of Underlying Securities	9.99%
Market Value of Underlying Securities as of September 30, 2010	15.46%

Mid Cap Growth Fund*	Call Options Written	Put Options Written	Put Options Purchased
Average Market Value of Underlying Securities	1.27%	3.02%	3.22%
Highest Market Value of Underlying Securities	8.49%	10.68%	12.00%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of September 30, 2010	2.47%	10.68%	10.68%

* Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security.

Volume of derivative activity, as a percentage of net assets, for Global Markets Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended September 30, 2010:

Global Markets Fund	Forwards
Average Notional Amount Outstanding	0.76%
Highest Notional Amount Outstanding	1.68%
Lowest Notional Amount Outstanding	0.25%
Notional Amount Outstanding as of September 30, 2010	0.84%

Market value of underlying securities and notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of Disciplined Equity Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 9/30/2009	—	$—
Options written	20,142	1,553,836
Options terminated in closing purchase transactions	(17,820)	(1,419,570)
Options exercised	(42)	(2,058)
Options expired	(1,124)	(44,317)

Outstanding at 9/30/2010	1,156	$87,891

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Notes to Financial Statements (continued)

September 30, 2010

The following is a summary of Mid Cap Growth Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 9/30/2009	—	$—
Options written	6,325	1,662,549
Options terminated in closing purchase transactions	(5,199)	(1,326,726)
Options expired	—	—

Outstanding at 9/30/2010	1,126	$335,823

5.  Purchases and Sales of Securities.  For the year ended September 30, 2010, purchases and sales of securities (excluding short-term investments and U.S. Government/agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Disciplined Equity Fund	$80,499,371	$77,061,337
Global Markets Fund	270,931,446	256,597,694
Growth Fund	168,224,429	194,748,475
Mid Cap Growth Fund	150,095,906	149,954,603
Value Fund	716,339,416	437,388,693

For the year ended September 30, 2010, purchases and sales of U.S. Government/agency securities by the Global Markets Fund were $4,415,265 and $3,732,368, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2010, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Disciplined Equity Fund	0.50%
Global Markets Fund	0.75%
Growth Fund	0.50%
Mid Cap Growth Fund	0.75%
Value Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the period from February 1, 2010 to September 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class
Disciplined Equity Fund	1.25%	2.00%	2.00%	1.00%	N/A
Global Markets Fund	1.25%	N/A	2.00%	1.00%	N/A
Growth Fund	1.25%	2.00%	2.00%	1.00%	N/A
Mid Cap Growth Fund	1.25%	N/A	2.00%	1.00%	N/A
Value Fund	1.10%	1.85%	1.85%	0.85%	1.35%

59  |

Notes to Financial Statements (continued)

September 30, 2010

Prior to February 1, 2010, the expense limits as a percentage of average daily net assets were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Disciplined Equity Fund	1.25%	2.00%	2.00%	0.85%
Global Markets Fund	1.25%	N/A	2.00%	1.00%
Growth Fund	1.25%	2.00%	2.00%	0.85%
Mid Cap Growth Fund	1.25%	N/A	2.00%	1.00%
Value Fund	1.10%	1.85%	1.85%	0.85%

For the period from October 1, 2009 to January 31, 2010, Loomis Sayles voluntarily agreed to further limit the operating expenses for Classes A, B and C of the Disciplined Equity Fund and the Growth Fund as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C
Disciplined Equity Fund	1.10%	1.85%	1.85%
Growth Fund	1.10%	1.85%	1.85%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed. Fees waived and/or expenses reimbursed pursuant to the voluntary agreement cannot be recovered by Loomis Sayles in later periods.

For the year ended September 30, 2010, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Disciplined Equity Fund	$162,088	$79,648	$1,736	$80,704	0.50%	0.25%
Global Markets Fund	2,054,950	98,043	—	1,956,907	0.75%	0.71%
Growth Fund	527,810	7,904	7,297	512,609	0.50%	0.49%
Mid Cap Growth Fund	603,640	169,158	—	434,482	0.75%	0.54%
Value Fund	4,320,687	—	—	4,320,687	0.50%	0.50%

[1]	Management fee waivers, with the exception of those for Growth Fund, are subject to possible recovery until September 30, 2011.

No expenses were recovered during the year ended September 30, 2010 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

|  60

Notes to Financial Statements (continued)

September 30, 2010

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, the Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Value Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2010, the Funds paid the following service and distribution fees:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Disciplined Equity Fund	$4,646	$372	$3,465	$—	$1,118	$10,394	$—
Global Markets Fund	127,900	—	255,040	—	—	765,120	—
Growth Fund	80,460	11,911	35,045	—	35,734	105,137	—
Mid Cap Growth Fund	125,627	—	38	—	—	115	—
Value Fund	323,829	10,774	26,004	1	32,323	78,011	2

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to July 1, 2010, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended September 30, 2010, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Disciplined Equity Fund	$15,571
Global Markets Fund	131,564
Growth Fund	50,741
Mid Cap Growth Fund	38,649
Value Fund	414,996

61  |

Notes to Financial Statements (continued)

September 30, 2010

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

Fund	Sub-Transfer Agent Fees
Disciplined Equity Fund	$20,124
Global Markets Fund	194,048
Growth Fund	73,845
Mid Cap Growth Fund	107,813
Value Fund	768,106

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2010, were as follows:

Fund	Commissions
Disciplined Equity Fund	$4,644
Global Markets Fund	224,935
Growth Fund	36,363
Mid Cap Growth Fund	8,045
Value Fund	47,956

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical

|  62

Notes to Financial Statements (continued)

September 30, 2010

investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Payments by Affiliates.  For the year ended September 30, 2010, Loomis Sayles reimbursed the Global Markets Fund and the Mid Cap Growth Fund $27,686 and $14,400, respectively, for losses incurred in connection with trading errors.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2010, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on the Statements of Operations. For the year ended September 30, 2010, amounts rebated under these agreements were as follows:

Fund	Rebates
Disciplined Equity Fund	$13,274
Global Markets Fund	38,306
Growth Fund	31,710
Mid Cap Growth Fund	24,842
Value Fund	134,497

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  At September 30, 2010, Loomis Sayles Funded Pension Plan and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Disciplined Equity Fund	1,049,783	812,944
Global Markets Fund	968,050	560,808
Growth Fund	1,250,210	1,704,832
Mid Cap Growth Fund	298,360	342,473
Value Fund	480,683	679,644

63  |

Notes to Financial Statements (continued)

September 30, 2010

From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2010, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Disciplined Equity Fund	1	18.53%
Global Markets Fund	1	9.16%
Growth Fund	1	7.11%
Value Fund	1	5.57%

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
Disciplined Equity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	128,879	$877,104	503,388	$2,877,536
Issued in connection with the reinvestment of distributions	878	5,881	2,476	13,914
Redeemed	(77,642)	(516,404)	(366,248)	(1,808,856)

Net change	52,115	$366,581	139,616	$1,082,594

Class B
Issued from the sale of shares	307	$2,003	12,584	$70,815
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(5,901)	(38,901)	(19,550)	(106,750)

Net change	(5,594)	$(36,898)	(6,966)	$(35,935)

Class C
Issued from the sale of shares	45,207	$298,621	392,349	$2,090,452
Issued in connection with the reinvestment of distributions	—	—	300	1,642
Redeemed	(86,665)	(557,736)	(301,104)	(1,542,203)

Net change	(41,458)	$(259,115)	91,545	$549,891

Class Y
Issued from the sale of shares	904,469	$6,207,958	1,188,390	$6,823,853
Issued in connection with the reinvestment of distributions	25,763	173,638	34,089	192,942
Redeemed	(516,729)	(3,511,230)	(488,997)	(2,719,886)

Net change	413,503	$2,870,366	733,482	$4,296,909

Increase (decrease) from capital share transactions	418,566	$2,940,934	957,677	$5,893,459

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Notes to Financial Statements (continued)

September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
Global Markets Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	2,185,512	$29,116,463	1,705,833	$19,017,067
Issued in connection with the reinvestment of distributions	73,498	923,132	101,851	922,775
Redeemed	(1,460,708)	(18,916,251)	(4,038,918)	(39,038,267)

Net change	798,302	$11,123,344	(2,231,234)	$(19,098,425)

Class C
Issued from the sale of shares	1,778,019	$23,110,162	1,738,010	$17,537,139
Issued in connection with the reinvestment of distributions	53,353	667,977	53,943	487,650
Redeemed	(2,091,087)	(27,231,329)	(4,818,214)	(46,175,227)

Net change	(259,715)	$(3,453,190)	(3,026,261)	$(28,150,438)

Class Y
Issued from the sale of shares	3,286,223	$43,183,799	2,798,814	$29,261,743
Issued in connection with the reinvestment of distributions	145,986	1,836,503	162,878	1,477,305
Redeemed	(2,307,485)	(29,912,166)	(4,571,286)	(44,364,544)

Net change	1,124,724	$15,108,136	(1,609,594)	$(13,625,496)

Increase (decrease) from capital share transactions	1,663,311	$22,778,290	(6,867,089)	$(60,874,359)

	Year Ended September 30, 2010		Year Ended September 30, 2009
Growth Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	843,820	$4,085,570	3,453,752	$13,194,701
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,435,871)	(11,723,591)	(27,441,954)	(101,923,299)

Net change	(1,592,051)	$(7,638,021)	(23,988,202)	$(88,728,598)

Class B
Issued from the sale of shares	26,879	$126,650	41,478	$155,665
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(449,262)	(2,069,094)	(768,098)	(2,804,977)

Net change	(422,383)	$(1,942,444)	(726,620)	$(2,649,312)

Class C
Issued from the sale of shares	131,088	$596,834	669,485	$2,490,747
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,381,682)	(6,253,716)	(2,624,342)	(9,647,623)

Net change	(1,250,594)	$(5,656,882)	(1,954,857)	$(7,156,876)

Class Y
Issued from the sale of shares	1,951,737	$9,949,238	2,676,025	$11,399,448
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(4,207,016)	(21,249,147)	(4,993,469)	(21,416,325)

Net change	(2,255,279)	$(11,299,909)	(2,317,444)	$(10,016,877)

Increase (decrease) from capital share transactions	(5,520,307)	$(26,537,256)	(28,987,123)	$(108,551,663)

65  |

Notes to Financial Statements (continued)

September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009*
Mid Cap Growth Fund	Shares	Amount	Shares	Amount

Class A**
Issued from the sale of shares	1,543,225	$34,666,538	5,551,566	$85,146,527
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,700,694)	(35,573,122)	(8,253,762)	(130,696,008)

Net change	(157,469)	$(906,584)	(2,702,196)	$(45,549,481)

Class C
Issued from the sale of shares	2,038	$43,089	66	$1,000
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(650)	(13,453)	—	—

Net change	1,388	$29,636	66	$1,000

Class Y**
Issued from the sale of shares	303,029	$6,515,222	2,017,424	$31,974,020
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(363,286)	(7,649,693)	(1,769,294)	(28,085,399)

Net change	(60,257)	$(1,134,471)	248,130	$3,888,621

Increase (decrease) from capital share transactions	(216,338)	$(2,011,419)	(2,454,000)	$(41,659,860)

* From commencement of operations on February 2, 2009 through September 30, 2009 for Class C shares.

** Prior to the close of business on February 2, 2009 the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.

	Year Ended September 30, 2010		Year Ended September 30, 2009
Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	2,979,169	$49,942,924	3,255,896	$44,814,805
Issued in connection with the reinvestment of distributions	60,746	1,001,699	94,079	1,308,638
Redeemed	(2,599,420)	(43,052,197)	(2,248,215)	(30,522,329)

Net change	440,495	$7,892,426	1,101,760	$15,601,114

Class B
Issued from the sale of shares	19,365	$325,859	22,368	$308,302
Issued in connection with the reinvestment of distributions	—	—	888	12,403
Redeemed	(137,739)	(2,333,285)	(179,186)	(2,417,234)

Net change	(118,374)	$(2,007,426)	(155,930)	$(2,096,529)

Class C
Issued from the sale of shares	202,556	$3,401,414	382,900	$5,369,989
Issued in connection with the reinvestment of distributions	939	15,401	3,005	41,620
Redeemed	(202,655)	(3,347,711)	(134,455)	(1,783,797)

Net change	840	$69,104	251,450	$3,627,812

Class Y
Issued from the sale of shares	24,167,438	$406,626,788	26,551,540	$378,808,598
Issued in connection with the reinvestment of distributions	379,395	6,260,027	306,125	4,258,197
Redeemed	(12,514,723)	(207,737,479)	(8,813,838)	(119,971,291)

Net change	12,032,110	$205,149,336	18,043,827	$263,095,504

Admin Class*
Issued from the sale of shares	60	$1,002	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	—	—

Net change	60	$1,002	—	$—

Increase (decrease) from capital share transactions	12,355,131	$211,104,442	19,241,107	$280,227,901

* From commencement of Class operations on February 1, 2010 through September 30, 2010.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Disciplined Equity Fund, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Disciplined Equity Fund, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2010

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Special Meeting of Shareholders (Unaudited)

A special meeting of shareholders of the Trust was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	1,717,408,736	24,631,425
Wendell J. Knox	1,717,302,502	24,737,659
Erik R. Sirri	1,717,226,576	24,813,585
Peter J. Smail	1,717,449,661	24,590,500

* Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trust: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

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2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2010, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Disciplined Equity	100.00%
Global Markets	11.78%
Value	100.00%

Qualified Dividend Income.  For the fiscal year ended September 30, 2010, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Disciplined Equity
Global Markets
Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee From 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors); and since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	42 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri[1] (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail[1] (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	42 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

John T. Hailer[3] (1960)	Trustee Since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	42 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

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Trustee and Officer Information

**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.

[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

ANNUAL REPORT

SEPTEMBER 30, 2010

LOOMIS SAYLES SMALL CAP GROWTH FUND

Fund and manager review

FUND FACTS

Managers:

Mark F. Burns, CFA

John Slavik, CFA

Symbols:

Institutional Class	LSSIX
Retail Class	LCGRX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

December 31, 1996

Net Assets:

$127.8 million

Market Conditions

The period began with the stocks of financially-sound companies returning to favor after a six-month period in which highly-leveraged companies dominated performance. Stock performance remained robust through the first quarter of 2010, as investors generally remained upbeat about the economic recovery. Beginning in April, widely-publicized issues involving sovereign credit in Southern Europe, a slowing economy in China, lackluster domestic employment growth and the Gulf of Mexico oil spill weighed heavily on investor sentiment. These concerns fed growing anticipation of an economic slowdown, and stocks sold off through the next several months. Late in the period, investor sentiment shifted once again, as economic data were not as dire as many expected. In addition, talk about renewed Federal Reserve Board action to boost economic growth sparked investor optimism, and stocks rallied to close out the period.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 21.16%. The fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 14.79% for the period.

Explanation of Fund Performance

The fund’s strong performance relative to its benchmark was due primarily to stock selection in the healthcare and consumer discretionary sectors. In healthcare, shares of ev3, a medical device company focused on catheter-based technologies, rose in the first half of 2010 after the company announced it would be acquired by Covidien. In addition, Incyte, a biotechnology company developing treatments for breast cancer, arthritis and bone marrow diseases, advanced after reporting better-than-expected earnings due to improved cost management. In the consumer discretionary sector, shares of DSW, a footwear retailer, benefitted from stronger sales of seasonal products, while shares of

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IMAX, a designer and manufacturer of projection and sound systems for theaters, advanced due to strong box office attendance at IMAX theatres and increased IMAX theater installations.

Utilities was the only sector in the fund with a negative impact on performance. One of the leading detractors from performance was Neutral Tandem, a telecommunication services company that fell in the first half of 2010 after reporting two consecutive quarters of disappointing growth. The company experienced a decline in pricing and lower-than-expected traffic, and the stock was sold.

Throughout the period, we reduced the fund’s weight in technology, but we still remain positive on the sector, and it remained one of the fund’s largest allocations. Some of the companies the fund owned were acquired by other companies, while we sold F5 Networks because it reached the fund’s maximum allowed market capitalization. We redeployed most of the assets from these sales into the producer durables, energy and consumer discretionary sectors. In producer durables, we added exposure to aerospace supply companies. In energy, we increased the fund’s allocation to exploration and production and energy service companies. Within consumer discretionary, we boosted exposure to auto parts companies.

Outlook

We have a positive view about the equity markets, despite the many potential obstacles that investors could face. Although the domestic economy is growing at a disappointing pace and employment remains a concern, the global economy appears to be expanding at a solid pace, particularly in Asia. We believe that many companies, either directly or indirectly linked to global economic developments, should benefit from this trend. We also believe that equity market volatility has started to diminish. Meanwhile, corporate profits appear to be growing surprisingly well for a period of sluggish growth. Based on historical trends for equity price-to-earnings multiples, we continue to believe that stock prices are low relative to earnings and represent an attractive opportunity.

What You Should Know:

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Fund shares should be viewed as a long-term investment.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years
Institutional Class (Inception 12/31/96)	21.16%	4.83%	-5.74%
Retail Class (Inception 12/31/96)	20.87	4.56	-5.98
Comparative Performance
Russell 2000 Growth Index(c)(d)	14.79	2.35	-0.13
Russell 2000 Index(c)	13.35	1.60	4.00
Lipper Small-Cap Growth Funds Index(c)	14.86	1.30	-0.70
Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.01% Retail: 1.43%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 1.00% Retail: 1.25%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

Cumulative Performance

September 30, 2000 to September 30, 2010(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.
(d)	Effective August 20, 2010, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund’s primary benchmark.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Fund and manager review

FUND FACTS

Managers:

Joseph Gatz, CFA

Daniel Thelen, CFA

Symbols:

Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers including emerging market securities.

Fund Inception Date:

May 13, 1991

Class Inception Date:

Institutional Class: May 13, 1991

Retail Class: December 31, 1996

Admin Class: January 2, 1998

Net Assets:

$912.2 million

Market Conditions

The equity markets were quite volatile during the period, trending higher, then lower, for weeks at a time. They ended on a positive note, with a double-digit rally during September. In general, mid-cap stocks outpaced small-cap stocks, and the growth style outperformed the value style, with banks and insurance stocks notable laggards. Real estate investment trusts (REITs) represented the top-performing segment of the Russell 2000 Value Index for the 12-month period, gaining more than 22%.

Performance Results

For the 12 months ended September 30, 2010, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 11.39%. The fund modestly underperformed its benchmark, the Russell 2000 Value Index, which returned 11.84% for the period.

Explanation of Fund Performance

After a strong start, the fund lagged during the market rally that occurred during the first four months of 2010. While our focus on more stable business models and better balance sheets was somewhat out of phase with the market during that January-April rally, the fund proved resilient during a more difficult market in May and June. During the late spring/early summer sell-off, the fund’s orientation toward more stable companies and attention to value proved defensive in a weaker market. From a sector perspective, the fund was most challenged by performance in the financial services, materials and processing and consumer staples sectors. Within financials, the fund’s underweight in the surging REIT area created an especially strong headwind to performance.

The consumer discretionary, producer durable and technology sectors made the most positive contributions to performance during the period. Despite generally disappointing unemployment and economic statistics, sectors and stocks sensitive to economic growth performed well. The consumer discretionary sector’s

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What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value.

The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Fund shares should be viewed as a long-term investment.

Fossil, a watch and accessories designer, was the fund’s top contributor. The company reported better-than-expected earnings, while expansion into new products and a shift toward higher price-point watches contributed to an improved outlook. Technology holding Sybase, an enterprise database and mobility software provider, also was among the top performers. The company’s stock rose sharply after SAP announced it would purchase Sybase for cash at a 55% premium.

Trading activity was modestly higher during the year, as we took profits in certain outperforming sectors and added to positions in lagging sectors. In the REIT segment, the additions of apartment owner UDR, data center operator DuPont Fabros Technology and healthcare facility manager BioMed Realty Trust reflected improving fundamentals. We also increased exposure to consumer discretionary, with the additions of auto supplier Tenneco and media and Internet content provider Liberty Media-Starz. We reduced the fund’s healthcare exposure by selling Almost Family and Medical Action Industries following company-specific disappointments. We also reduced the fund’s energy weight, selling Mariner Energy after the company agreed to be acquired by Apache. We also sold Penn Virginia and Hornbeck Offshore Services on deteriorating fundamentals.

Outlook

We have a positive view about the equity markets, despite the many potential obstacles that investors could face. Although the domestic economy is growing at a disappointing pace and employment remains a concern, the global economy appears to be expanding at a solid pace, particularly in Asia. We believe that many companies, either directly or indirectly linked to global economic developments, should benefit from this trend. We also believe that equity market volatility has started to diminish. Meanwhile, corporate profits appear to be growing surprisingly well for a period of sluggish growth. Based on historical trends for equity price-to-earnings multiples, we continue to believe that stock prices are low relative to earnings and represent an attractive opportunity.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Returns

September 30, 2010

	1 year	5 years	10 years
Institutional Class (Inception 5/13/91)	11.39%	3.10%	7.84%
Retail Class (Inception 12/31/96)	11.10	2.84	7.57
Admin Class (Inception 1/2/98)	10.89	2.58	7.29
Comparative Performance
Russell 2000 Value Index(c)	11.84	0.73	7.72
Russell 2000 Index(c)	13.35	1.60	4.00
Lipper Small-Cap Core Funds Index(c)	13.83	2.14	4.98
Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.94% Retail: 1.31% Admin: 1.77%
Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.90% Retail: 1.15% Admin: 1.40%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

Cumulative Performance

September 30, 2000 to September 30, 2010(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the Indices.

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ADDITIONAL INFORMATION

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2010 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2010 through September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses

7  |

you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,050.10	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

Retail Class
Actual	$1,000.00	$1,048.00	$6.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.00% and 1.25%, for Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  8

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Expenses Paid During Period* 4/1/2010 – 9/30/2010
Actual	$1,000.00	$1,015.10	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,014.30	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,013.20	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15% and 1.40%, for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

9  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs

|  10

showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2010. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group of funds for certain (although not necessarily all) periods, the Board concluded that other factors

11  |

relevant to performance supported renewal of the relevant Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; and (3) that although the Fund’s performance lagged that of its relevant peer group for certain recent periods, performance was stronger when compared to the Fund’s relevant performance benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser

|  12

profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that although each Fund’s management fee was not subject to breakpoints, each Fund’s management fee and overall net expense ratio was below the median fee for a peer group of funds and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

13  |

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2011.

|  14

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)
Common Stocks – 97.0% of Net Assets
	Aerospace & Defense – 2.6%
32,053	HEICO Corp.	$1,462,899
83,429	Hexcel Corp.(b)	1,484,202
12,230	Ladish Co., Inc.(b)	380,720

		3,327,821

	Air Freight & Logistics – 2.0%
26,385	Atlas Air Worldwide Holdings, Inc.(b)	1,327,166
40,117	HUB Group, Inc., Class A(b)	1,173,823

		2,500,989

	Auto Components – 2.0%
137,915	Amerigon, Inc.(b)	1,420,524
39,144	Tenneco, Inc.(b)	1,134,002

		2,554,526

	Biotechnology – 5.6%
16,413	Alexion Pharmaceuticals, Inc.(b)	1,056,341
72,990	Alkermes, Inc.(b)	1,069,303
72,991	Cepheid, Inc.(b)	1,365,661
48,809	Clinical Data, Inc.(b)	823,408
60,236	Incyte Corp.(b)	963,174
33,204	Pharmasset, Inc.(b)	979,518
34,932	Regeneron Pharmaceuticals, Inc.(b)	957,137

		7,214,542

	Building Products – 0.9%
63,325	Trex Company, Inc.(b)	1,207,608

	Capital Markets – 3.3%
48,549	Evercore Partners, Inc., Class A	1,388,987
17,114	Greenhill & Co., Inc.	1,357,482
30,669	Stifel Financial Corp.(b)	1,419,668

		4,166,137

	Commercial Banks – 2.0%
35,707	Signature Bank(b)	1,386,860
27,646	SVB Financial Group(b)	1,169,979

		2,556,839

	Commercial Services & Supplies – 2.0%
35,054	EnerNOC, Inc.(b)	1,101,046
37,897	Waste Connections, Inc.(b)	1,502,995

		2,604,041

	Communications Equipment – 1.6%
81,774	Ciena Corp.(b)	1,273,221
69,525	Infinera Corp.(b)	811,357

		2,084,578

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Computers & Peripherals – 0.9%
41,954	Netezza Corp.(b)	$1,130,660

	Construction & Engineering – 0.8%
96,436	MasTec, Inc.(b)	995,219

	Diversified Consumer Services – 0.8%
35,222	K12, Inc.(b)	1,022,495

	Diversified Financial Services – 1.0%
39,103	MSCI, Inc., Class A(b)	1,298,611

	Electrical Equipment – 1.2%
51,016	Polypore International, Inc.(b)	1,538,642

	Electronic Equipment, Instruments & Components – 1.1%
58,890	IPG Photonics Corp.(b)	1,421,605

	Energy Equipment & Services – 2.6%
130,346	Newpark Resources, Inc.(b)	1,094,906
20,832	Oceaneering International, Inc.(b)	1,122,012
41,009	T-3 Energy Services, Inc.(b)	1,072,385

		3,289,303

	Food Products – 1.0%
31,790	Diamond Foods, Inc.	1,303,072

	Health Care Equipment & Supplies – 8.6%
76,849	AGA Medical Holdings, Inc.(b)	1,072,812
68,626	Align Technology, Inc.(b)	1,343,697
71,302	DexCom, Inc.(b)	942,613
61,702	Insulet Corp.(b)	872,466
74,240	MELA Sciences, Inc.(b)	484,045
49,213	NxStage Medical, Inc.(b)	939,968
36,637	ResMed, Inc.(b)	1,202,060
24,398	Thoratec Corp.(b)	902,238
57,981	Volcano Corp.(b)	1,506,346
51,746	Zoll Medical Corp.(b)	1,669,844

		10,936,089

	Health Care Providers & Services – 3.8%
56,585	Bio-Reference Labs, Inc.(b)	1,180,363
70,722	Hanger Orthopedic Group, Inc.(b)	1,028,298
21,844	HMS Holdings Corp.(b)	1,287,485
23,430	MWI Veterinary Supply, Inc.(b)	1,352,380

		4,848,526

	Health Care Technology – 2.0%
69,278	MedAssets, Inc.(b)	1,457,609
30,016	SXC Health Solutions Corp.(b)	1,094,684

		2,552,293

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Hotels, Restaurants & Leisure – 2.3%
38,468	Life Time Fitness, Inc.(b)	$1,518,332
15,559	Panera Bread Co., Class A(b)	1,378,683

		2,897,015

	Household Durables – 1.0%
40,812	Tempur-Pedic International, Inc.(b)	1,265,172

	Internet Software & Services – 6.5%
41,692	Ancestry.com, Inc.(b)	948,910
50,443	Constant Contact, Inc.(b)	1,080,993
56,744	GSI Commerce, Inc.(b)	1,401,577
23,901	MercadoLibre, Inc.(b)	1,725,174
74,036	Monster Worldwide, Inc.(b)	959,507
47,341	Vocus, Inc.(b)	874,862
26,814	WebMD Health Corp.(b)	1,337,214

		8,328,237

	IT Services – 1.0%
107,119	Sapient Corp.	1,282,214

	Machinery – 1.1%
21,019	Bucyrus International, Inc.	1,457,668

	Media – 0.8%
58,368	Imax Corp.(b)	984,084

	Oil, Gas & Consumable Fuels – 5.3%
65,153	Brigham Exploration Co.(b)	1,221,619
41,437	Comstock Resources, Inc.(b)	931,918
22,646	Concho Resources, Inc.(b)	1,498,486
43,873	Oasis Petroleum, Inc.(b)	849,820
45,804	Rosetta Resources, Inc.(b)	1,075,936
47,439	World Fuel Services Corp.	1,233,888

		6,811,667

	Pharmaceuticals – 1.4%
137,379	Inspire Pharmaceuticals, Inc.(b)	817,405
67,423	Nektar Therapeutics(b)	995,838

		1,813,243

	Professional Services – 3.6%
32,530	Advisory Board Co. (The)(b)	1,436,199
59,009	ICF International, Inc.(b)	1,479,356
24,838	IHS, Inc., Class A(b)	1,688,984

		4,604,539

	Road & Rail – 0.7%
21,918	Genesee & Wyoming, Inc., Class A(b)	951,022

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Semiconductors & Semiconductor Equipment – 7.1%
79,779	Advanced Energy Industries, Inc.(b)	$1,041,914
38,032	Cavium Network, Inc.(b)	1,093,800
31,710	Cymer, Inc.(b)	1,175,807
117,230	GT Solar International, Inc.(b)	981,215
23,727	Hittite Microwave Corp.(b)	1,130,592
36,723	Netlogic Microsystems, Inc.(b)	1,012,820
25,427	Power Integrations, Inc.	808,324
25,571	Silicon Laboratories, Inc.(b)	937,177
30,534	Varian Semiconductor Equipment Associates, Inc.(b)	878,769

		9,060,418

	Software – 9.9%
23,196	ArcSight, Inc.(b)	1,010,418
111,409	Ariba, Inc.(b)	2,105,630
34,667	Blackboard, Inc.(b)	1,249,399
31,768	Concur Technologies, Inc.(b)	1,570,610
56,428	Informatica Corp.(b)	2,167,399
54,837	SuccessFactors, Inc.(b)	1,376,957
40,341	Ultimate Software Group, Inc. (The)(b)	1,558,776
50,125	VanceInfo Technologies, Inc., ADR(b)	1,621,043

		12,660,232

	Specialty Retail – 6.9%
42,032	DSW, Inc., Class A(b)	1,206,318
44,064	hhgregg, Inc.(b)	1,091,025
48,302	Hibbett Sports, Inc.(b)	1,205,135
29,727	J. Crew Group, Inc.(b)	999,422
29,148	Monro Muffler Brake, Inc.	1,344,014
59,731	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	1,744,145
44,052	Vitamin Shoppe, Inc.(b)	1,209,227

		8,799,286

	Textiles, Apparel & Luxury Goods – 3.6%
45,785	Carter’s, Inc.(b)	1,205,519
51,251	Crocs, Inc.(b)	666,776
24,043	Phillips-Van Heusen Corp.	1,446,427
68,232	Volcom, Inc.(b)	1,304,596

		4,623,318

	Total Common Stocks
	(Identified Cost $94,605,630)	124,091,711

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)
Short-Term Investments – 1.3%
$1,633,165	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $1,663,165 on 10/01/2010 collateralized by $1,665,000 Federal Home Loan Bank, 0.625% due 1/13/2012 valued at $1,669,163 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,633,165)	$1,633,165

	Total Investments – 98.3%
	(Identified Cost $96,238,795)(a)	125,724,876
	Other assets less liabilities—1.7%	2,120,477

	Net Assets – 100.0%	$127,845,353

	(†)See Note 2 of Notes to Financial Statements.
	(a)Federal Tax Information:
	At September 30, 2010, the net unrealized appreciation on investments based on a cost of $96,756,618 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$30,505,784
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,537,526)

	Net unrealized appreciation	$28,968,258

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2010 (Unaudited)

Software	9.9%
Health Care Equipment & Supplies	8.6
Semiconductors & Semiconductor Equipment	7.1
Specialty Retail	6.9
Internet Software & Services	6.5
Biotechnology	5.6
Oil, Gas & Consumable Fuels	5.3
Health Care Providers & Services	3.8
Textiles, Apparel & Luxury Goods	3.6
Professional Services	3.6
Capital Markets	3.3
Aerospace & Defense	2.6
Energy Equipment & Services	2.6
Hotels, Restaurants & Leisure	2.3
Commercial Services & Supplies	2.0
Commercial Banks	2.0
Auto Components	2.0
Health Care Technology	2.0
Air Freight & Logistics	2.0
Other Investments, less than 2% each	15.3
Short-Term Investments	1.3

Total Investments	98.3
Other assets less liabilities	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks – 99.0% of Net Assets
	Air Freight & Logistics – 1.0%
187,245	Atlas Air Worldwide Holdings, Inc.(b)	$9,418,424

	Auto Components – 1.8%
512,555	Dana Holding Corp.(b)	6,314,678
300,750	Goodyear Tire & Rubber Co. (The)(b)	3,233,062
225,991	Tenneco, Inc.(b)	6,546,959

		16,094,699

	Building Products – 1.1%
142,250	Armstrong World Industries, Inc.(b)	5,904,797
348,440	Griffon Corp.(b)	4,247,484

		10,152,281

	Capital Markets – 2.7%
555,653	Ares Capital Corp.	8,695,969
698,225	Fifth Street Finance Corp.	7,778,227
161,713	JMP Group, Inc.	986,449
162,890	Stifel Financial Corp.(b)	7,540,178

		25,000,823

	Chemicals – 4.2%
270,934	Calgon Carbon Corp.(b)	3,928,543
541,390	Ferro Corp.(b)	6,978,517
251,232	Koppers Holdings, Inc.	6,750,604
80,553	Minerals Technologies, Inc.	4,746,183
244,931	Olin Corp.	4,937,809
263,186	WR Grace & Co.(b)	7,353,417
233,915	Zep, Inc.	4,079,477

		38,774,550

	Commercial Banks – 7.2%
520,673	Cathay General Bancorp	6,190,802
83,912	City National Corp.	4,453,210
495,700	CVB Financial Corp.	3,722,707
482,716	First Financial Bancorp	8,051,703
552,161	First Horizon National Corp.(b)	6,300,152
417,314	First Midwest Bancorp, Inc.	4,811,630
161,834	IBERIABANK Corp.	8,088,463
2,273,275	Popular, Inc.(b)	6,592,498
183,036	Prosperity Bancshares, Inc.	5,943,179
228,219	Signature Bank(b)	8,864,026
423,986	Sterling Bancshares, Inc.	2,276,805

		65,295,175

	Commercial Services & Supplies – 4.1%
86,860	Brink’s Co. (The)	1,997,780
147,833	McGrath Rentcorp	3,540,600

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Commercial Services & Supplies – continued
579,499	Rollins, Inc.	$13,548,687
444,373	Standard Parking Corp.(b)	7,598,778
174,849	Team, Inc.(b)	3,009,151
191,730	Waste Connections, Inc.(b)	7,604,012

		37,299,008

	Communications Equipment – 1.1%
217,400	ADTRAN, Inc.	7,674,220
179,671	Tekelec(b)	2,328,536

		10,002,756

	Construction & Engineering – 0.4%
210,339	MYR Group, Inc.(b)	3,447,456

	Consumer Finance – 1.4%
150,355	Cash America International, Inc.	5,262,425
363,696	Dollar Financial Corp.(b)	7,590,336

		12,852,761

	Containers & Packaging – 0.5%
225,272	Temple-Inland, Inc.	4,203,576

	Distributors – 0.5%
134,464	Core-Mark Holding Co., Inc.(b)	4,163,006

	Diversified Financial Services – 1.3%
322,962	MarketAxess Holdings, Inc.	5,483,895
311,941	PHH Corp.(b)	6,569,477

		12,053,372

	Electric Utilities – 2.3%
178,898	ALLETE, Inc.	6,517,254
131,699	ITC Holdings Corp.	8,198,263
224,693	UIL Holdings Corp.	6,327,355

		21,042,872

	Electrical Equipment – 3.7%
64,937	AZZ, Inc.	2,781,901
223,929	Baldor Electric Co.	9,046,732
163,553	Encore Wire Corp.	3,354,472
266,554	GrafTech International Ltd.(b)	4,166,239
237,682	II-VI, Inc.(b)	8,872,669
10,651	LaBarge, Inc.(b)	133,031
123,425	Thomas & Betts Corp.(b)	5,062,893

		33,417,937

	Electronic Equipment, Instruments & Components – 3.4%
313,561	Cognex Corp.	8,409,706
131,288	Littelfuse, Inc.(b)	5,737,286

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Electronic Equipment, Instruments & Components – continued
537,821	Methode Electronics, Inc.	$4,883,415
75,054	Rofin-Sinar Technologies, Inc.(b)	1,904,870
241,876	ScanSource, Inc.(b)	6,709,640
328,375	TTM Technologies, Inc.(b)	3,214,791

		30,859,708

	Energy Equipment & Services – 2.6%
191,015	Dresser-Rand Group, Inc.(b)	7,046,543
157,568	Lufkin Industries, Inc.	6,917,235
282,687	Newpark Resources, Inc.(b)	2,374,571
133,752	Oceaneering International, Inc.(b)	7,203,883

		23,542,232

	Food & Staples Retailing – 1.0%
94,879	BJ’s Wholesale Club, Inc.(b)	3,937,479
375,547	Spartan Stores, Inc.	5,445,431

		9,382,910

	Food Products – 3.0%
136,464	Corn Products International, Inc.	5,117,400
634,943	Darling International, Inc.(b)	5,409,714
186,239	Fresh Del Monte Produce, Inc.(b)	4,041,386
168,066	J & J Snack Foods Corp.	7,047,008
124,041	Lance, Inc.	2,642,073
545,153	Pilgrim’s Pride Corp.(b)	3,063,760

		27,321,341

	Gas Utilities – 1.4%
432,671	UGI Corp.	12,378,717

	Health Care Equipment & Supplies – 2.0%
126,173	Haemonetics Corp.(b)	7,384,906
112,062	Teleflex, Inc.	6,362,880
124,562	West Pharmaceutical Services, Inc.	4,273,722

		18,021,508

	Health Care Providers & Services – 1.3%
103,792	MEDNAX, Inc.(b)	5,532,114
222,122	WellCare Health Plans, Inc.(b)	6,432,653

		11,964,767

	Hotels, Restaurants & Leisure – 2.1%
149,999	Bob Evans Farms, Inc.	4,210,472
205,689	California Pizza Kitchen, Inc.(b)	3,509,054
248,627	Isle of Capri Casinos, Inc.(b)	1,780,169
362,827	Wyndham Worldwide Corp.	9,966,858

		19,466,553

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Household Durables – 1.4%
197,326	Jarden Corp.	$6,142,759
308,949	Leggett & Platt, Inc.	7,031,679

		13,174,438

	Industrial Conglomerates – 0.7%
162,146	Raven Industries, Inc.	6,143,712

	Insurance – 5.3%
218,449	Aspen Insurance Holdings Ltd.	6,614,636
271,528	Employers Holdings, Inc.	4,281,996
104,597	Hanover Insurance Group, Inc. (The)	4,916,059
299,373	HCC Insurance Holdings, Inc.	7,810,642
496,165	Old Republic International Corp.	6,871,885
123,616	ProAssurance Corp.(b)	7,119,045
114,083	Reinsurance Group of America, Inc.	5,509,068
97,569	RLI Corp.	5,524,357

		48,647,688

	Internet & Catalog Retail – 0.5%
162,622	HSN, Inc.(b)	4,862,398

	Internet Software & Services – 0.6%
193,225	IAC/InterActiveCorp(b)	5,076,021

	IT Services – 3.0%
82,314	Alliance Data Systems Corp.(b)	5,371,812
277,971	Broadridge Financial Solutions, Inc.	6,357,197
141,530	iGATE Corp.	2,567,354
90,789	Lender Processing Services, Inc.	3,016,918
275,970	Wright Express Corp.(b)	9,854,889

		27,168,170

	Life Sciences Tools & Services – 0.8%
25,067	Mettler-Toledo International, Inc.(b)	3,119,337
157,729	Pharmaceutical Product Development, Inc.	3,910,102

		7,029,439

	Machinery – 5.5%
334,348	Actuant Corp., Class A	7,676,630
439,916	Albany International Corp., Class A	8,323,211
467,709	Altra Holdings, Inc.(b)	6,889,353
296,505	Commercial Vehicle Group, Inc.(b)	3,018,421
370,402	John Bean Technologies Corp.	5,967,176
42,038	Middleby Corp. (The)(b)	2,664,789
146,570	RBC Bearings, Inc.(b)	4,980,449
644,979	Wabash National Corp.(b)	5,217,880
117,284	Wabtec Corp.	5,605,002

		50,342,911

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
COMMON STOCKS – continued
	Marine – 0.5%
113,347	Kirby Corp.(b)	$4,540,681

	Media – 4.0%
163,892	Arbitron, Inc.	4,584,059
139,112	Harte-Hanks, Inc.	1,623,437
211,322	John Wiley & Sons, Inc., Class A	8,634,617
176,394	Liberty Media-Starz, Series A(b)	11,444,443
243,733	Madison Square Garden, Inc., Class A(b)	5,137,891
183,346	Scholastic Corp.	5,100,686

		36,525,133

	Metals & Mining – 1.9%
139,270	Haynes International, Inc.	4,863,308
560,885	Horsehead Holding Corp.(b)	5,535,935
166,083	Reliance Steel & Aluminum Co.	6,897,427

		17,296,670

	Multiline Retail – 0.6%
486,031	Fred’s, Inc. Class A	5,735,166

	Oil, Gas & Consumable Fuels – 2.4%
208,851	Berry Petroleum Co., Class A	6,626,842
263,059	Cloud Peak Energy, Inc.(b)	4,800,827
248,742	Comstock Resources, Inc.(b)	5,594,208
191,195	Rosetta Resources, Inc.(b)	4,491,170

		21,513,047

	Paper & Forest Products – 0.5%
94,118	Deltic Timber Corp.	4,216,486

	Pharmaceuticals – 0.7%
371,504	Obagi Medical Products, Inc.(b)	3,900,792
44,881	Perrigo Co.	2,882,258

		6,783,050

	Real Estate Management & Development – 0.4%
222,381	Forestar Group, Inc.(b)	3,791,596

	REITs – 0.9%
235,691	Potlatch Corp.	8,013,494

	REITs – Apartments – 2.5%
332,085	American Campus Communities, Inc.	10,108,668
108,261	Mid-America Apartment Communities, Inc.	6,309,451
309,208	UDR, Inc.	6,530,473

		22,948,592

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	REITs – Diversified – 1.1%
49,755	Digital Realty Trust, Inc.	$3,069,883
268,619	DuPont Fabros Technology, Inc.	6,755,768

		9,825,651

	REITs – Healthcare – 0.9%
357,947	Omega Healthcare Investors, Inc.	8,035,910

	REITs – Mortgage – 0.8%
1,780,247	Chimera Investment Corp.	7,031,976

	REITs – Office Property – 0.8%
425,904	BioMed Realty Trust, Inc.	7,632,200

	REITs – Storage – 1.0%
101,476	Sovran Self Storage, Inc.	3,845,940
623,990	U-Store-It Trust	5,210,317

		9,056,257

	REITs – Triple Net Lease – 0.7%
268,632	National Retail Properties, Inc.	6,745,350

	Road & Rail – 1.7%
165,880	Genesee & Wyoming, Inc., Class A(b)	7,197,533
182,599	Old Dominion Freight Line, Inc.(b)	4,641,667
329,319	Vitran Corp., Inc.(b)	3,606,043

		15,445,243

	Semiconductors & Semiconductor Equipment – 2.6%
145,681	Applied Micro Circuits Corp.(b)	1,456,810
251,428	Cohu, Inc.	3,165,479
261,876	Diodes, Inc.(b)	4,475,461
341,235	ON Semiconductor Corp.(b)	2,460,304
665,150	Teradyne, Inc.(b)	7,409,771
509,153	TriQuint Semiconductor, Inc.(b)	4,887,869

		23,855,694

	Software – 0.9%
187,010	Progress Software Corp.(b)	6,190,031
115,527	Radiant Systems, Inc.(b)	1,975,512

		8,165,543

	Specialty Retail – 2.7%
194,583	Genesco, Inc.(b)	5,814,140
139,041	Jo-Ann Stores, Inc.(b)	6,194,277
305,125	PEP Boys-Manny Moe & Jack	3,228,222
864,336	Sally Beauty Holdings, Inc.(b)	9,680,563

		24,917,202

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)
Common Stocks – continued
	Textiles, Apparel & Luxury Goods – 1.6%
134,057	Fossil, Inc.(b)	$7,210,926
222,164	Kenneth Cole Productions, Inc., Class A(b)	3,703,474
335,905	Movado Group, Inc.(b)	3,654,646

		14,569,046

	Thrifts & Mortgage Finance – 1.2%
516,533	MGIC Investment Corp.(b)	4,767,599
412,680	Washington Federal, Inc.	6,297,497

		11,065,096

	Trading Companies & Distributors – 0.2%
82,827	Textainer Group Holdings Ltd.	2,214,794

	Water Utilities – 0.5%
272,189	Middlesex Water Co.	4,583,663

	Total Common Stocks
	(Identified Cost $765,997,036)	903,108,749

Principal Amount
Short-Term Investments – 1.0%
$8,982,191	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $8,982,191 on 10/01/2010 collateralized by $9,140,000 Federal Home Loan Bank, 0.625% due 1/13/2012 valued at $9,162,850 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,982,191)	8,982,191

	Total Investments – 100.0%
	(Identified Cost $774,979,227)(a)	912,090,940
	Other assets less liabilities—0.0%	139,445

	Net Assets – 100.0%	$912,230,385

(†)See Note 2 of Notes to Financial Statements.
(a)Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $777,579,088 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$152,125,601
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(17,613,749)

Net unrealized appreciation		$134,511,852

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2010 (Unaudited)

Commercial Banks	7.2%
Machinery	5.5
Insurance	5.3
Chemicals	4.2
Commercial Services & Supplies	4.1
Media	4.0
Electrical Equipment	3.7
Electronic Equipment, Instruments & Components	3.4
Food Products	3.0
IT Services	3.0
Capital Markets	2.7
Specialty Retail	2.7
Semiconductors & Semiconductor Equipment	2.6
Energy Equipment & Services	2.6
REITs – Apartments	2.5
Oil, Gas & Consumable Fuels	2.4
Electric Utilities	2.3
Hotels, Restaurants & Leisure	2.1
Health Care Equipment & Supplies	2.0
Other Investments, less than 2% each	33.7
Short-Term Investments	1.0

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statement of Assets and Liabilities

September 30, 2010

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$96,238,795	$774,979,227
Net unrealized appreciation	29,486,081	137,111,713

Investments at value	125,724,876	912,090,940
Receivable for Fund shares sold	1,496,955	516,825
Receivable for securities sold	2,240,853	4,395,772
Dividends receivable	1,495	1,334,300

TOTAL ASSETS	129,464,179	918,337,837

LIABILITIES
Payable for securities purchased	1,276,583	4,482,251
Payable for Fund shares redeemed	142,927	827,832
Management fees payable (Note 5)	54,250	529,605
Deferred Trustees’ fees (Note 5)	53,431	117,132
Administrative fees payable (Note 5)	4,726	34,269
Other accounts payable and accrued expenses	86,909	116,363

TOTAL LIABILITIES	1,618,826	6,107,452

NET ASSETS	$127,845,353	$912,230,385

NET ASSETS CONSIST OF:
Paid-in capital	$185,095,084	$922,036,619
Accumulated net investment (loss)/undistributed net investment income	(53,431)	2,319,360
Accumulated net realized loss on investments	(86,682,381)	(149,237,307)
Net unrealized appreciation on investments	29,486,081	137,111,713

NET ASSETS	$127,845,353	$912,230,385

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$52,501,246	$454,852,942

Shares of beneficial interest	3,742,633	19,834,078

Net asset value, offering and redemption price per share	$14.03	$22.93

Retail Class:
Net assets	$75,344,107	$383,934,320

Shares of beneficial interest	5,558,722	16,905,825

Net asset value, offering and redemption price per share	$13.55	$22.71

Admin Class:
Net assets	$—	$73,443,123

Shares of beneficial interest	—	3,294,130

Net asset value, offering and redemption price per share	$—	$22.30

See accompanying notes to financial statements.

29  |

Statements of Operations

For the Year Ended September 30, 2010

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$184,163 (a)	$13,271,322

Expenses
Management fees (Note 5)	928,032	7,073,643
Service and distribution fees (Note 5)	191,734	1,318,692
Administrative fees (Note 5)	59,448	453,231
Trustees’ fees and expenses (Note 5)	19,143	35,220
Transfer agent fees and expenses (Notes 5 and 6)	201,445	1,148,358
Audit and tax services fees	36,658	41,924
Custodian fees and expenses	23,817	42,019
Legal fees	2,580	19,565
Registration fees	45,122	69,178
Shareholder reporting expenses	50,406	209,231
Miscellaneous expenses	10,371	37,587

Total expenses	1,568,756	10,448,648
Less waiver and/or expense reimbursement (Note 5)	(139,511)	(640,652)

Net expenses	1,429,245	9,807,996

Net investment income (loss)	(1,245,082)	3,463,326

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on:
Investments	14,954,786	58,619,537

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,136,058	34,774,717

Net realized and unrealized gain on investments	25,090,844	93,394,254

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,845,762	$96,857,580

(a)	Includes a non-recurring dividend of $89,040.

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income (loss)	$(1,245,082)	$(794,013)	$3,463,326	$3,004,380
Net realized gain (loss) on investments	14,954,786	(34,962,361)	58,619,537	(157,922,333)
Net change in unrealized appreciation (depreciation) on investments	10,136,058	21,890,105	34,774,717	76,497,968

Net increase (decrease) in net assets resulting from operations	23,845,762	(13,866,269)	96,857,580	(78,419,985)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income
Institutional Class	—	—	(1,798,397)	(2,585,541)
Retail Class	—	—	(522,660)	(1,071,277)
Admin Class	—	—	—	(9,660)
Net Realized Capital Gains
Institutional Class	—	—	—	(167,987)
Retail Class	—	—	—	(141,335)
Admin Class	—	—	—	(24,687)

Total distributions	—	—	(2,321,057)	(4,000,487)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(17,035,340)	10,464,100	(150,208,179)	(45,368,424)

Redemption fees
Institutional Class	—	—	—	21,500
Retail Class	—	—	—	17,487
Admin Class	—	—	—	3,123

Total redemption fees	—	—	—	42,110

Net increase (decrease) in net assets	6,810,422	(3,402,169)	(55,671,656)	(127,746,786)
NET ASSETS
Beginning of the year	121,034,931	124,437,100	967,902,041	1,095,648,827

End of the year	$127,845,353	$121,034,931	$912,230,385	$967,902,041

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(53,431)	$(46,961)	$2,319,360	$1,177,091

See accompanying notes to financial statements.

31  |

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|  32

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions
Small Cap Growth Fund

Institutional Class
9/30/2010	$11.58	$(0.11	)(k)	$2.56	$2.45	$—	$—	$—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(g)	3.93	3.87	—	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—	—

Retail Class
9/30/2010	11.21	(0.13	)(k)	2.47	2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(g)	3.83	3.74	—	—	—
9/30/2006	10.84	(0.11)		0.97	0.86	—	—	—
Small Cap Value Fund

Institutional Class
9/30/2010	$20.66	$0.11		$2.23	$2.34	$(0.07)	$—	$(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(h)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(g)(i)	4.29	4.41	(0.17)	(3.16)	(3.33)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)	(2.57)

Retail Class
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(h)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(g)(i)	4.28	4.32	(0.10)	(3.16)	(3.26)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)	(2.50)

Admin Class
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(h)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(g)(i)	4.22	4.19	(0.04)	(3.16)	(3.20)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)	(2.44)

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Effective June 1, 2009, redemption fees were eliminated.

(d) Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(e) Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

33  |

				Ratios to Average Net Assets:
Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(e)		Net investment income (loss) (%)(e)		Portfolio turnover rate (%)

$—	$14.03	21.16	$52,501	1.00		1.06		(0.85	)(k)	69
—	11.58	(11.40)	45,557	1.00		1.01		(0.68)		107
0.00	13.07	(17.64)	44,540	1.00		1.01		(0.47)		92
0.00	15.87	32.25	28,088	1.00		1.23		(0.47)		83
0.01	12.00	8.30	20,414	1.00		1.38		(0.69)		100

—	13.55	20.87	75,344	1.25		1.39		(1.10	)(k)	69
—	11.21	(11.66)	75,478	1.25		1.43		(0.93)		107
0.00	12.69	(17.86)	79,897	1.25		1.42		(0.70)		92
0.00	15.45	31.94	20,924	1.25		1.50		(0.66)		83
0.01	11.71	8.03	2,981	1.25		1.92		(0.94)		100

$—	$22.93	11.39	$454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)	506,324	0.90		0.94		0.52		55
0.00	22.01	(15.02)	553,268	0.89		0.89		0.47		61
0.00	28.77	17.02	534,776	0.89		0.89		0.43		57
0.00	27.69	11.17	442,714	0.89	(j)	0.89	(j)	0.47		62

—	22.71	11.10	383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)	387,383	1.15		1.31		0.26		55
0.00	21.79	(15.21)	464,525	1.15		1.27		0.21		61
0.00	28.52	16.74	465,055	1.15		1.24		0.15		57
0.00	27.46	10.87	291,690	1.15		1.20		0.21		62

—	22.30	10.89	73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)	74,195	1.40		1.77		0.02		55
0.00	21.40	(15.44)	77,855	1.40		1.68		(0.04)		61
0.00	28.13	16.41	76,783	1.40		1.56		(0.10)		57
0.00	27.14	10.59	64,367	1.40		1.46		(0.04)		62

(f) The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

(g) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.

(h) Includes a non-recurring dividend of $0.02 per share.

(i)  Includes a non-recurring dividend of $0.05 per share.

(j)  Includes fee/expense recovery of 0.02%.

(k) Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.

See accompanying notes to financial statements.

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Notes to Financial Statements

September 30, 2010

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most

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recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT

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distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

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A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as expired capital loss carryforwards, distribution redesignations and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustments, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2010 and 2009 were as follows:

	2010 Distributions Paid From:			2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$—	$—
Small Cap Value Fund	2,321,057	—	2,321,057	3,669,309	331,178	4,000,487

Differences between these amounts for the year ended September 30, 2009 and those reported in the Statements of Changes in Net Assets for the same period are primarily attributable to different book and tax treatment for short-term capital gains.

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September 30, 2010

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$2,436,492
Undistributed long-term capital gains	—	—

Total undistributed earnings	—	2,436,492

Capital loss carryforward:
Expires September 30, 2011	(59,283,040)	—
Expires September 30, 2017	(14,995,800)	(88,137,321)
Expires September 30, 2018	(11,885,718)	(58,500,125)

Total capital loss carryforward	(86,164,558)	(146,637,446)
Deferred net capital losses (post-October 2009)	—	—
Unrealized appreciation (depreciation)	28,968,258	134,511,852

Total accumulated earnings (losses)	$(57,196,300)	$(9,689,102)

The Small Cap Growth Fund had $138,314,515 of capital loss carryforwards expire in the current year.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

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For the year ended September 30, 2010, none of the Funds had loaned Securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2010, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$124,091,711	$—	$—	$124,091,711
Short-Term Investments	—	1,633,165	—	1,633,165

Total	$124,091,711	$1,633,165	$—	$125,724,876

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

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September 30, 2010

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$903,108,749	$—	$—	$903,108,749
Short-Term Investments	—	8,982,191	—	8,982,191

Total	$903,108,749	$8,982,191	$—	$912,090,940

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities. For the year ended September 30, 2010, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$81,207,639	$100,003,395
Small Cap Value Fund	476,617,288	589,137,329

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a

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class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2010, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$928,032	0.75%
Small Cap Value Fund	7,073,643	0.75%

For the year ended September 30, 2010, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$29,470	$110,041	$—	$139,511
Small Cap Value Fund	189,503	334,287	116,862	640,652

1 Expense reimbursements are subject to possible recovery until September 30, 2011.

No expenses were recovered during the year ended September 30, 2010 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Small Cap Growth Fund and the Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plan”) and the Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

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Under the Admin Class Plan, the Small Cap Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Small Cap Value Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2010, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$191,734	$—
Small Cap Value Fund	179,730	959,232	179,730

c.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to July 1, 2010, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the

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Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended September 30, 2010, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$59,448
Small Cap Value Fund	453,231

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$40,705	$40,633	$—
Small Cap Value Fund	405,782	506,484	150,273

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance

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Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

6.  Class Specific Expenses. For the year ended September 30, 2010, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$52,124	$149,321	$—
Small Cap Value Fund	453,425	539,452	155,481

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September 30, 2010

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2010, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2010, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$16,607
Small Cap Value Fund	109,979

9.  Concentration of Ownership. At September 30, 2010, Loomis Sayles Funded Pension Plan and Trust and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Small Cap Growth Fund	359,940	386,164
Small Cap Value Fund	355,203	705,832

From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of September 30, 2010, one shareholder account owned more than 5% of Small Cap Growth Fund’s total outstanding shares,

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Notes to Financial Statements – continued

September 30, 2010

representing 7.52% of the Fund’s net assets. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	942,038	$12,157,438	1,974,319	$19,253,187
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,134,399)	(14,055,822)	(1,447,130)	(13,740,063)

Net change	(192,361)	$(1,898,384)	527,189	$5,513,124

Retail Class
Issued from the sale of shares	1,649,726	$20,206,682	3,127,117	$30,016,606
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,822,162)	(35,343,638)	(2,692,237)	(25,065,630)

Net change	(1,172,436)	$(15,136,956)	434,880	$4,950,976

Increase (decrease) from capital share transactions	(1,364,797)	$(17,035,340)	962,069	$10,464,100

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Notes to Financial Statements – continued

September 30, 2010

10.  Capital Shares  – continued.

	Small Cap Value Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,602,888	$56,206,503	5,487,523	$94,433,600
Issued in connection with the reinvestment of distributions	80,409	1,643,559	156,833	2,488,947
Redeemed	(7,355,313)	(156,910,081)	(6,270,554)	(105,527,302)

Net change	(4,672,016)	$(99,060,019)	(626,198)	$(8,604,755)

Retail Class
Issued from the sale of shares	1,882,548	$40,646,183	4,033,997	$70,124,577
Issued in connection with the reinvestment of distributions	25,691	521,021	76,628	1,206,896
Redeemed	(3,929,781)	(84,156,249)	(6,502,104)	(108,566,266)

Net change	(2,021,542)	$(42,989,045)	(2,391,479)	$(37,234,793)

Admin Class
Issued from the sale of shares	995,292	$21,022,763	1,211,062	$19,455,331
Issued in connection with the reinvestment of distributions	—	—	1,691	26,231
Redeemed	(1,389,922)	(29,181,878)	(1,162,021)	(19,010,438)

Net change	(394,630)	$(8,159,115)	50,732	$471,124

Increase (decrease) from capital share transactions	(7,088,188)	$(150,208,179)	(2,966,945)	$(45,368,424)

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2010

49  |

Special Meeting of Shareholders (Unaudited)

A special meeting of shareholders of the Trusts was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trusts. The results of the shareholder vote were as follows:

Loomis Sayles Funds I

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	1,441,815,530	17,903,098
Wendell J. Knox	1,441,546,136	18,172,492
Erik R. Sirri	1,441,468,045	18,250,582
Peter J. Smail	1,439,322,473	20,396,155

*	Trust-wide voting results.

Loomis Sayles Funds II

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	1,717,408,736	24,631,425
Wendell J. Knox	1,717,302,502	24,737,659
Erik R. Sirri	1,717,226,576	24,813,585
Peter J. Smail	1,717,449,661	24,590,500

*	Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trusts: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

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2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2010, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100%

Qualified Dividend Income. For the fiscal year ended September 30, 2010, the Small Cap Value Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Small Cap Value Fund pays a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Loomis Sayles at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	42 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Erik R. Sirri[1] (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail[1] (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	42 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

John T. Hailer[3] (1960)	Trustee Since 2003	President and Chief Executive Officer –U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	42 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
[1]	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.
[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President of Loomis Sayles Funds II; and Executive Vice President of Loomis Sayles Funds I	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST – continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

57  |

ANNUAL REPORT

September 30, 2010

Loomis Sayles Investment Grade Bond Fund

Loomis, Sayles & Company, L.P.

Management Discussion page 1

Investment Results page 3

Portfolio of Investments page 13

Financial Statements page 34

Loomis Sayles Investment Grade Bond Fund

Management Discussion

Managers:

Daniel Fuss, CFA, CIC

Associate Managers:

Matthew J. Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Loomis, Sayles & Company, L.P.

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower quality fixed-income securities. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign securities, including emerging markets.

Fund Inception:

December 31, 1996

Symbols:

Class A	LIGRX
Class B	LGBBX
Class C	LGBCX
Class Y	LSIIX
Admin Class	LIGAX
Class J	LIGJX

Market Conditions

The fixed-income markets staged a robust rally over much of the 12-month period ended September 30, 2010. During the rally, investors turned to riskier asset classes in search of higher yields, which led to strong returns for corporate bonds, commercial mortgage-backed securities (CMBS) and equity-sensitive convertible and preferred securities. New-issue volume was high throughout the period, allowing companies to refinance debt at record-low interest rates. Corporations continued to find ways to cut costs and build cash reserves. Balance sheets continued to improve, as many companies avoided shareholder-friendly activities, such as share buybacks and mergers and acquisitions.

Performance Results

For the 12 months ended September 30, 2010, Class A shares of Loomis Sayles Investment Grade Bond Fund returned 13.41% at net asset value. The fund’s results substantially outdistanced the Barclays Capital U.S. Government/Credit Bond Index, which rose 8.73% over the same period. It also outperformed the 10.03% average return of funds in Morningstar’s Intermediate-Term Bond category.

Explanation of Fund Performance

The fund was well positioned to benefit from the strong credit rally that began in 2009 and continued into the second quarter of 2010. Investment-grade corporate bonds were the leading contributors to performance, led by investments in the industrials sector, notably in bonds of companies in the communications, basic industry, transportation and technology groups. In addition, the fund had exposure to high-yield corporate bonds and convertible bonds, two strong-performing sectors not represented in the Barclays index. Also helping support performance was the fund’s substantial allocation to securities denominated in currencies from commodity-rich nations, including Canada, Australia and New Zealand, all of which performed well as investors sought high yields in world markets. In addition, the fund’s position in CMBS helped performance, as did the decision to de-emphasize low-yielding U.S. Treasury and U.S. government agency debt.

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The fund’s short-duration positions in asset-backed securities and in certain non-dollar-denominated securities hampered results, as prices of longer maturities appreciated more than prices of shorter maturities. (Duration is a measure of interest-rate sensitivity.) In addition, a small allocation to bank loans did not help the fund’s performance, as the sector produced poor returns compared to riskier alternatives.

Outlook

We see a prolonged period of slow economic growth and low interest rates in the United States, Europe and Japan as the most influential and likely scenario for the remainder of 2010. Increased investor demand for yield should continue to benefit sectors of the market that offer substantial premiums over government bonds. The anticipation and investment positioning surrounding a second round of U.S. quantitative easing will continue to have wide-ranging ramifications for the markets.

Overall, our portfolio themes remain largely intact. Our assessment of the credit markets is consistent with previous quarters in 2010; selected relative value opportunities are still available in the current environment. Having the research expertise to identify the right securities for a portfolio is of utmost importance. The fund remains positioned to take advantage of the slowly improving global economy. We continue to see incremental fundamental improvement in the corporate space. Our global approach allows us to look beyond the domestic markets for security-specific opportunities as well. As relative value diminishes in certain names, we will continue to reduce position sizes selectively.

We expect market volatility to be a constant presence going forward. We plan to take advantage of this volatility by opportunistically adding securities across many of the markets available to us. We believe that a combination of improving corporate fundamentals, emerging market growth expectations that exceed those of the developed world and strong technical demand for yield have created an environment that could continue to benefit the fund in the future.

What You Should Know:

This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in mortgage-related securities that are subject to prepayment risk. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates and by political and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

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Loomis Sayles Investment Grade Bond Fund

Investment Results through September 30, 2010

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,4

September 30, 2000 through September 30, 2010

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Average Annual Total Returns — September 30, 20104

	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
Net Asset Value[2]	13.41%	8.04%	9.11%
With Maximum Sales Charge[3]	8.29	7.05	8.61

Class B (Inception 9/12/03)[1]
Net Asset Value[2]	12.43	7.13	8.17
With CDSC[5]	7.43	6.82	8.17

Class C (Inception 9/12/03)[1]
Net Asset Value[2]	12.58	7.24	8.22
With CDSC[5]	11.58	7.24	8.22

Class Y (Inception 12/31/96)
Net Asset Value[2]	13.60	8.33	9.40

Admin Class (Inception 2/1/10)[1]
Net Asset Value[2]	12.99	7.55	8.55

Class J (Inception 5/24/99)
Net Asset Value[2]	12.77	7.53	8.59
With Sales Charge[5]	8.84	6.77	8.21

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index	8.73	6.15	6.52
Morningstar Intermediate-Term Bond Fund Avg.	10.03	5.41	5.85

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y is only available to certain investors as described in the prospectus. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

NOTES TO CHARTS

See page 6 for a description of the index/average.

1	Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. From 12/18/00 to 1/31/02, during which time Retail Class shares were not outstanding, performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Does not include a sales charge.

3	Includes maximum sales charge of 4.50%.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase. Performance for Class J assumes a 3.50% sales charge.

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% of Net Assets as of
CREDIT QUALITY	9/30/2010
Aaa	28.8
Aa	7.1
A	21.5
Baa	34.5
Ba	3.2
B	2.7
Caa & Lower	0.1
Not Rated	0.0
Short-term and other	2.1

Credit quality at 9/30/2010 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

% of Net Assets as of
EFFECTIVE MATURITY	9/30/2010
1 year or less	7.3
1-5 years	30.4
5-10 years	44.9
10+ years	17.4
Average Effective Maturity	8.8

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[1]	Net Expense Ratio[2]
A	0.80%	0.80%
B	1.67	1.67
C	1.56	1.56
Y	0.54	0.54
Admin	1.33	1.20
J	1.31	1.30

1	Before fee waivers and/or expense reimbursements.

2	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/11.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS:

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

|  6

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2010 through September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

7  |

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2010	ENDING ACCOUNT VALUE 9/30/2010	EXPENSES PAID DURING PERIOD* 4/1/2010 – 9/30/2010
Class A
Actual	$1,000.00	$1,067.50	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20
Class B
Actual	$1,000.00	$1,063.30	$8.53
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
Class C
Actual	$1,000.00	$1,063.10	$8.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.94
Class Y
Actual	$1,000.00	$1,067.90	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89
Admin Class
Actual	$1,000.00	$1,065.60	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47
Class J
Actual	$1,000.00	$1,064.10	$6.73
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.83%, 1.65%, 1.57%, 0.57%, 1.08% and 1.30%, for Class A, B, C, Y, Admin Class and Class J, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  8

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing performance and fee differentials against the Fund’s peer group of funds, performance

9  |

ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against its peer group. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June 2010. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

With respect to the Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreement. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

|  10

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel and the need for the Adviser to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding the institution of advisory fee waivers and expense caps. They noted that the Fund currently has an expense cap in place, and they considered the amounts waived or reimbursed by the Adviser under the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees noted that although the Fund’s advisory fee was not subject to breakpoints, the Fund was subject to an expense cap, and the Fund’s overall net expense ratio was below the median compared to a peer group of funds. In considering the issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

11  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Fund.

•

whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2011.

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Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 97.7% of Net Assets
Non-Convertible Bonds — 94.5%
	ABS Car Loan — 1.2%
$8,255,000	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.397%, 8/20/2013, 144A(b)	$7,921,606
831,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class B, 5.740%, 8/20/2014, 144A	852,561
4,690,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class B, 6.740%, 5/20/2016, 144A	4,962,093
19,025,000	Chesapeake Funding LLC, Series 2009-2A, Class B, 2.007%, 9/15/2021, 144A(b)	18,030,287
17,100,000	Chesapeake Funding LLC, Series 2009-2A, Class C, 2.007%, 9/15/2021, 144A(b)	15,711,424
43,060,000	Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A	43,143,136
20,000,000	Ford Auto Securitization Trust, Series 2010-R3A, Class A3, 2.714%, 9/15/2015, 144A, (CAD)	19,438,235
5,600,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	5,442,706
8,514,000	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	9,163,324

		124,665,372

	ABS Credit Card — 0.9%
2,550,000	Capital One Multi-Asset Execution Trust, Series 2006-C2, Class C, 0.557%, 6/16/2014(b)	2,518,665
29,215,000	Chase Issuance Trust, Series 2007-B1, Class B1, 0.507%, 4/15/2019(b)	28,031,357
12,035,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	12,803,781
19,600,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	21,527,984
10,000,000	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 7/15/2014	10,635,783
14,780,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	16,016,297
2,375,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	2,493,450

		94,027,317

	ABS Home Equity — 0.0%
1,650,000	New Century Home Equity Loan Trust, Series 2005-2, Class M3, 0.746%, 6/25/2035(b)	939,977

	ABS Other — 2.0%
10,224,845	CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/2014	10,543,742
1,700,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,635,891
59,884,409	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	62,147,998

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$18,606,194	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	$18,860,798
57,515,908	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	60,233,380
44,819,160	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	48,162,844

		201,584,653

	Airlines — 3.1%
17,106,499	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	20,185,669
562,841	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	576,912
990,361	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.648%, 3/15/2019	1,012,644
1,006,555	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	1,049,334
9,111,684	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	9,840,618
1,794,869	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,924,997
3,544,703	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	3,713,218
60,175,107	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	62,130,798
12,101,802	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	11,617,730
28,787,351	Continental Airlines Pass Through Trust, Series 2009-1, Class A, 9.000%, 7/08/2016	32,817,580
22,105,000	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	24,094,450
22,950,000	Delta Air Lines, Inc., 6.200%, 7/02/2018	23,868,000
4,300,000	Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111%, 3/18/2013	4,493,500
2,093,963	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	2,195,939
16,630,343	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	16,713,494
40,849,316	Delta Air Lines, Inc., Series A, 7.750%, 6/17/2021	45,342,741
4,751,193	Delta Air Lines, Inc., Series B, 9.750%, 12/17/2016	5,083,777
8,923,686	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	9,019,972
8,115,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	8,926,662
27,420,759	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	27,352,207
8,020,332	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	8,942,670

		320,902,912

	Automotive — 1.1%
41,885,000	Cummins, Inc., 5.650%, 3/01/2098	34,870,268
5,389,000	Cummins, Inc., 6.750%, 2/15/2027	5,870,938
665,000	Cummins, Inc., 7.125%, 3/01/2028	749,718
1,990,000	Ford Motor Co., 6.375%, 2/01/2029	1,840,750
130,000	Ford Motor Co., 6.500%, 8/01/2018	132,275

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$260,000	Ford Motor Co., 6.625%, 2/15/2028	$246,350
5,185,000	Ford Motor Co., 6.625%, 10/01/2028	4,912,788
8,730,000	Ford Motor Co., 7.450%, 7/16/2031	9,101,025
245,000	Ford Motor Co., 7.500%, 8/01/2026	245,000
41,000,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	43,682,876
345,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	370,142
5,435,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	5,807,732
4,640,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	5,244,921

		113,074,783

	Banking — 10.1%
47,100,000	AgriBank FCB, 9.125%, 7/15/2019, 144A(c)	58,419,731
7,450,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	8,497,604
36,659,000	Associates Corp. of North America, 6.950%, 11/01/2018	40,469,776
2,595,000	BAC Capital Trust VI, 5.625%, 3/08/2035	2,439,362
3,690,000	Bank of America Corp., 5.420%, 3/15/2017	3,778,933
10,020,000	Bank of America Corp., 6.000%, 9/01/2017	10,848,814
17,625,000	Bank of America NA, 5.300%, 3/15/2017	18,139,844
7,260,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	6,400,789
2,220,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,337,121
975,000	Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	1,087,712
16,371,250,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	1,760,941
9,190,000	Capital One Financial Corp., 6.150%, 9/01/2016	10,075,475
10,400,000	Citigroup, Inc., 5.000%, 9/15/2014	10,801,856
15,000,000	Citigroup, Inc., 5.500%, 2/15/2017	15,488,700
1,325,000	Citigroup, Inc., 5.850%, 12/11/2034	1,335,148
2,800,000	Citigroup, Inc., 5.875%, 2/22/2033	2,680,667
20,308,000	Citigroup, Inc., 6.125%, 5/15/2018	22,156,272
8,895,000	Citigroup, Inc., 6.125%, 8/25/2036	8,663,588
74,265,000	Citigroup, Inc., 6.375%, 8/12/2014	82,469,500
2,450,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	3,200,396
65,235,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	70,784,476
7,110,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	7,848,160
1,200,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,203,539
99,020,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	102,923,863
6,790,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	7,156,741
1,560,000	HBOS PLC, 6.000%, 11/01/2033, 144A	1,188,892
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	703,606
17,920,000,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, 144A, (IDR)	1,956,242
68,827,366,920	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	7,053,938
22,683,264,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, 144A, (IDR)	2,476,225
344,497,150,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	36,530,208
24,124,936,500	JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, 144A, (IDR)	2,690,099
100,000	Keybank NA, 6.950%, 2/01/2028	108,446
10,000,000	Lloyds TSB Bank PLC, EMTN, 4.570%, 10/13/2015, (CAD)	9,716,202
83,400,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	84,203,559

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$6,620,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	$6,846,649
70,800,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	69,222,576
10,000,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	5,673,759
3,200,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,258,358
11,895,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	13,342,574
41,000,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	42,110,362
2,710,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,965,567
51,525,000	Morgan Stanley, 4.750%, 4/01/2014	53,811,061
78,300,000	Morgan Stanley, 5.500%, 7/24/2020	80,666,069
1,510,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	1,592,455
2,850,000	Morgan Stanley, GMTN, 5.125%, 11/30/2015, (GBP)	4,621,878
5,300,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,875,871
17,500,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	18,543,840
30,200,000	Morgan Stanley, Series F, MTN, 5.625%, 9/23/2019	31,442,760
9,910,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	10,645,084
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	2,915,561
8,826,000	National City Corp., 6.875%, 5/15/2019	10,353,075
3,400,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	3,800,904
18,250,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	20,148,748

		1,036,433,576

	Brokerage — 0.6%
12,070,000	Jefferies Group, Inc., 6.250%, 1/15/2036	11,082,288
45,150,000	Jefferies Group, Inc., 8.500%, 7/15/2019	52,424,071

		63,506,359

	Building Materials — 1.3%
6,785,000	Masco Corp., 4.800%, 6/15/2015	6,672,403
11,180,000	Masco Corp., 5.850%, 3/15/2017	10,938,188
6,760,000	Masco Corp., 6.125%, 10/03/2016	6,872,351
4,913,000	Masco Corp., 6.500%, 8/15/2032	4,216,474
29,980,000	Masco Corp., 7.125%, 3/15/2020	30,712,052
5,030,000	Masco Corp., 7.750%, 8/01/2029	4,922,957
24,925,000	Owens Corning, Inc., 6.500%, 12/01/2016	26,965,709
42,280,000	Owens Corning, Inc., 7.000%, 12/01/2036	42,578,750
1,060,000	USG Corp., 6.300%, 11/15/2016	919,550

		134,798,434

	Chemicals — 1.1%
35,520,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	44,954,645
3,545,000	Cytec Industries, Inc., 6.000%, 10/01/2015	3,985,296
2,400,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	2,374,265
53,725,000	PPG Industries, Inc., 6.650%, 3/15/2018	65,092,619

		116,406,825

	Collateralized Mortgage Obligations — 0.0%
2,818,937	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 3.003%, 7/25/2047(b)	1,717,347
106,131	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, 5.837%, 9/25/2036(b)	88,065

		1,805,412

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — 3.7%
$2,877,732	Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037	$2,945,042
8,100,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW15, Class A4, 5.331%, 2/11/2044	8,334,629
33,890,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	35,123,738
62,975,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.721%, 6/15/2039(b)	62,766,376
35,130,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.805%, 9/15/2039(b)	34,918,317
5,110,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,121,537
58,950,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	65,123,834
24,057,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	25,176,302
1,396,318	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 3.097%, 4/25/2035(b)	1,227,765
20,220,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	22,077,852
8,930,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.872%, 4/15/2045(b)	9,899,769
60,634,099	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.817%, 6/15/2049(b)	62,650,953
21,993,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	22,881,882
3,200,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.881%, 6/15/2038(b)	3,525,783
1,340,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,344,444
10,000,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.808%, 8/12/2045, 144A(b)	9,222,218
7,000,000	Vornado DP LLC, Series 2010-VNO, Class D, 6.356%, 9/13/2028, 144A	7,215,100
3,700,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	3,984,601

		383,540,142

	Construction Machinery — 0.3%
24,153,000	Case New Holland, Inc., 7.750%, 9/01/2013	26,236,196
6,935,000	Toro Co., 6.625%, 5/01/2037(c)	6,878,875

		33,115,071

	Consumer Cyclical Services — 0.2%
14,545,000	Western Union. (The), 6.200%, 11/17/2036	15,712,949

	Consumer Products — 0.2%
7,620,000	Hasbro, Inc., 6.600%, 7/15/2028	8,054,599
12,010,000	Snap-on, Inc., 6.700%, 3/01/2019	14,476,302

		22,530,901

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Distributors — 0.9%
$10,000,000	EQT Corp., 8.125%, 6/01/2019	$12,398,020
61,345,000	Equitable Resources, Inc., 6.500%, 4/01/2018	69,417,266
5,865,000	ONEOK, Inc., 6.000%, 6/15/2035	6,065,970

		87,881,256

	Diversified Manufacturing — 0.5%
1,425,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,730,335
2,875,000	Textron Financial Corp., 5.400%, 4/28/2013	3,018,724
1,207,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	1,250,314
19,200,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	25,981,789
11,280,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	17,875,555

		49,856,717

	Electric — 3.5%
38,900,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	41,167,092
47,570,000	Ameren Illinois Co., 6.250%, 4/01/2018	54,381,168
40,400,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	40,592,950
500,000	Baltimore Gas & Electric Co., 5.200%, 6/15/2033	504,087
11,891,990	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	13,253,165
17,815,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	19,780,992
25,465,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	26,015,273
895,000	Commonwealth Edison Co., 4.700%, 4/15/2015	1,000,874
5,500,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	6,320,770
1,000,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 8.350%, 8/01/2013	1,155,315
3,681,000	Exelon Corp., 4.900%, 6/15/2015	4,034,483
1,905,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	2,118,410
2,830,000	ITC Holdings Corp., 6.375%, 9/30/2036, 144A	3,125,064
9,132,440	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	9,876,277
14,090,000	NiSource Finance Corp., 6.125%, 3/01/2022	15,952,938
24,635,000	NiSource Finance Corp., 6.400%, 3/15/2018	28,570,367
22,085,000	NiSource Finance Corp., 6.800%, 1/15/2019	26,196,101
1,565,000	Ohio Edison Co., 6.875%, 7/15/2036	1,826,278
31,750	Quezon Power Philippines Co., 8.860%, 6/15/2017	32,861
51,115,000	Southwestern Electric Power Co., 6.450%, 1/15/2019	58,250,245
500,000	SP Powerassets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	380,659
1,075,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	1,129,685
1,600,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	1,611,408

		357,276,462

	Entertainment — 0.1%
505,000	Time Warner, Inc., 7.625%, 4/15/2031	626,119
330,000	Time Warner, Inc., 7.700%, 5/01/2032	412,375
3,695,000	Viacom, Inc., 6.125%, 10/05/2017	4,315,797
2,655,000	Viacom, Inc., 6.250%, 4/30/2016	3,114,246

		8,468,537

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Financial Other — 1.4%
$60,745,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	$62,434,744
45,970,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(c)	48,260,685
27,500,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	33,427,900

		144,123,329

	Food & Beverage — 0.1%
2,500,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	4,096,576
8,630,000	Corn Products International, Inc., 6.625%, 4/15/2037	9,426,592

		13,523,168

	Government Guaranteed — 0.1%
10,500,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	9,666,674

	Government Owned — No Guarantee — 3.9%
3,820,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	3,908,078
37,780,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	42,246,201
59,320,000	DP World Ltd., 6.850%, 7/02/2037, 144A	55,481,284
101,460,000	Federal Home Loan Mortgage Corp., 2.125%, 9/21/2012	104,619,870
111,280,000	Federal National Mortgage Association, 1.375%, 4/28/2011	111,982,733
67,635,000	Federal National Mortgage Association, 1.625%, 4/15/2013	69,168,285
15,500,000	Korea Gas Corp., 6.000%, 7/15/2014, 144A	17,202,706
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,382,444

		405,991,601

	Government Sponsored — 0.7%
67,640,000	Federal Home Loan Bank, 1.875%, 6/21/2013	69,697,879

	Health Insurance — 0.5%
5,455,000	CIGNA Corp., 6.150%, 11/15/2036	6,006,457
1,355,000	CIGNA Corp., 6.350%, 3/15/2018	1,593,201
1,603,000	CIGNA Corp., 7.875%, 5/15/2027	1,939,750
3,650,000	CIGNA Corp., 8.500%, 5/01/2019	4,710,409
1,200,000	CIGNA Corp., (Step to 8.080% on 1/15/2023), 8.300%, 1/15/2033(d)	1,517,875
24,830,000	UnitedHealth Group, Inc., 5.800%, 3/15/2036	25,982,584
565,000	UnitedHealth Group, Inc., 6.500%, 6/15/2037	647,885
4,556,000	UnitedHealth Group, Inc., 6.625%, 11/15/2037	5,309,284
2,567,000	UnitedHealth Group, Inc., 6.875%, 2/15/2038	3,071,354

		50,778,799

	Healthcare — 0.9%
7,860,000	Boston Scientific Corp., 6.000%, 1/15/2020	8,382,997
7,535,000	Covidien International Finance SA, 6.000%, 10/15/2017	8,959,258
17,795,000	Express Scripts, Inc., 6.250%, 6/15/2014	20,430,493
10,730,000	Express Scripts, Inc., 7.250%, 6/15/2019	13,493,619
9,480,000	HCA, Inc., 5.750%, 3/15/2014	9,349,650
1,950,000	HCA, Inc., 6.250%, 2/15/2013	1,984,125
3,810,000	HCA, Inc., 6.375%, 1/15/2015	3,800,475
4,015,000	HCA, Inc., 6.500%, 2/15/2016	4,015,000
365,000	HCA, Inc., 6.750%, 7/15/2013	372,300
3,000,000	HCA, Inc., 7.050%, 12/01/2027	2,640,000

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$2,290,000	HCA, Inc., 7.190%, 11/15/2015	$2,244,200
2,155,000	HCA, Inc., 7.500%, 12/15/2023	2,025,700
1,310,000	HCA, Inc., 7.500%, 11/06/2033	1,201,925
3,890,000	HCA, Inc., 7.690%, 6/15/2025	3,637,150
4,255,000	HCA, Inc., 8.360%, 4/15/2024	4,169,900
1,225,000	HCA, Inc., MTN, 7.580%, 9/15/2025	1,139,250
3,135,000	HCA, Inc., MTN, 7.750%, 7/15/2036	2,884,200
2,305,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	2,352,826

		93,083,068

	Home Construction — 0.2%
2,050,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	2,111,500
2,601,000	Pulte Group, Inc., 5.200%, 2/15/2015	2,516,468
9,400,000	Pulte Group, Inc., 6.000%, 2/15/2035	7,050,000
3,645,000	Pulte Group, Inc., 6.375%, 5/15/2033	2,916,000
3,605,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	3,643,083

		18,237,051

	Independent Energy — 0.3%
12,190,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	13,432,832
15,680,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	15,698,863
1,940,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	2,684,376

		31,816,071

	Industrial Other — 0.1%
5,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,534,915

	Integrated Energy — 0.1%
7,196,000	Marathon Oil Corp., 7.500%, 2/15/2019	9,183,967
1,073,240	PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A	1,148,367

		10,332,334

	Life Insurance — 0.6%
7,060,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	7,307,100
2,080,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	2,116,400
9,990,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	14,049,949
11,210,000	MetLife, Inc., 6.400%, 12/15/2066	10,481,350
9,260,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	8,838,188
3,135,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	2,898,035
2,935,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	2,660,522
14,805,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	14,881,468
4,835,000	Unum Group, 7.125%, 9/30/2016	5,579,981

		68,812,993

	Local Authorities — 0.9%
220,000	Alberta Municipal Funding Corp., 5.700%, 9/01/2011, (CAD)	222,123
7,070,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	5,517,894
21,729	Province of Alberta, 5.930%, 9/16/2016, (CAD)	24,092
500,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	627,860

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Local Authorities — continued
$30,440,000	Quebec Province, Series QC, 6.750%, 11/09/2015, (NZD)	$24,138,779
31,820,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	25,817,775
19,325,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	18,826,880
19,580,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	19,317,037

		94,492,440

	Lodging — 1.0%
53,660,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	54,181,253
4,620,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	4,634,632
13,575,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	14,161,766
24,030,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	25,682,014

		98,659,665

	Media Cable — 1.6%
4,316,000	Comcast Corp., 5.650%, 6/15/2035	4,356,993
32,715,000	Comcast Corp., 6.950%, 8/15/2037	38,361,282
18,220,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	18,859,090
4,190,000	Time Warner Cable, Inc., 5.850%, 5/01/2017	4,777,497
79,880,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	95,267,844

		161,622,706

	Media Non-Cable — 0.2%
4,580,000	News America Holdings, 8.150%, 10/17/2036	5,768,583
7,700,000	News America, Inc., 6.150%, 3/01/2037	8,290,983
7,060,000	News America, Inc., 6.400%, 12/15/2035	7,829,335

		21,888,901

	Metals & Mining — 1.3%
5,170,000	Alcoa, Inc., 5.870%, 2/23/2022	5,085,491
5,625,000	Alcoa, Inc., 5.950%, 2/01/2037	5,177,233
66,250,000	Alcoa, Inc., 6.150%, 8/15/2020	68,114,606
5,930,000	Alcoa, Inc., 6.750%, 1/15/2028	6,032,346
3,250,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	3,549,124
1,985,000	United States Steel Corp., 6.050%, 6/01/2017	1,967,631
4,712,000	United States Steel Corp., 6.650%, 6/01/2037	4,181,900
31,890,000	United States Steel Corp., 7.000%, 2/01/2018	32,527,800
3,735,000	Vale Overseas Ltd., 6.875%, 11/21/2036	4,267,081

		130,903,212

	Mortgage Related — 0.0%
137,084	FHLMC, 5.000%, 12/01/2031	145,284
20,939	FNMA, 6.000%, 7/01/2029	23,106

		168,390

	Non-Captive Consumer — 1.7%
5,000,000	American General Finance Corp., Series I, MTN, 5.400%, 12/01/2015	4,025,000
89,585,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	74,803,475
63,775(††)	SLM Corp., 6.000%, 12/15/2043	1,233,249
6,480,000	SLM Corp., MTN, 5.050%, 11/14/2014	6,170,781
355,000	SLM Corp., MTN, 5.125%, 8/27/2012	358,879

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$655,000	SLM Corp., MTN, 8.000%, 3/25/2020	$649,975
6,200,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	7,739,391
4,900,000	SLM Corp., Series A, MTN, 0.798%, 1/27/2014(b)	4,232,561
9,425,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	9,236,349
6,690,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	6,413,462
2,000,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	1,595,018
6,275,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	6,326,166
5,485,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	5,337,262
300,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	303,102
19,921,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	15,318,671
31,335,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	31,650,356

		175,393,697

	Non-Captive Diversified — 3.2%
1,345,000	Ally Financial, Inc., 6.000%, 12/15/2011	1,368,680
1,310,000	Ally Financial, Inc., 6.625%, 5/15/2012	1,348,638
1,670,000	Ally Financial, Inc., 6.750%, 12/01/2014	1,723,188
1,500,000	Ally Financial, Inc., 6.875%, 9/15/2011	1,538,271
400,000	Ally Financial, Inc., 6.875%, 8/28/2012	416,650
1,210,000	Ally Financial, Inc., 7.000%, 2/01/2012	1,252,144
3,142,000	Ally Financial, Inc., 7.500%, 12/31/2013	3,338,375
5,664,000	Ally Financial, Inc., 8.000%, 12/31/2018	5,819,760
2,335,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,457,464
5,045,000	Ally Financial, Inc., EMTN, 5.375%, 6/06/2011, (EUR)	6,911,986
4,602,472	CIT Group, Inc., 7.000%, 5/01/2013	4,625,484
6,903,711	CIT Group, Inc., 7.000%, 5/01/2014	6,886,452
6,903,710	CIT Group, Inc., 7.000%, 5/01/2015	6,851,932
11,506,193	CIT Group, Inc., 7.000%, 5/01/2016	11,333,600
16,108,672	CIT Group, Inc., 7.000%, 5/01/2017	15,766,363
36,465,000	GATX Corp., 4.750%, 10/01/2012	38,330,513
7,515,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	7,443,708
7,730,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 5/15/2013, (AUD)	7,298,473
1,915,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 3/15/2019, (AUD)	1,722,665
990,000	General Electric Capital Corp., 5.625%, 5/01/2018	1,098,876
915,000	General Electric Capital Corp., EMTN, 9.000%, 1/04/2011, (NZD)	678,835
4,775,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	4,849,585
14,535,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	11,099,433
6,200,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	4,773,925
13,400,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	10,380,043
37,650,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	29,464,957
10,470,000	General Electric Capital Corp., Series A, MTN, 0.826%, 5/13/2024(b)	8,682,185
17,060,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	18,734,081
27,137,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	20,541,137
2,285,000	International Lease Finance Corp., 5.000%, 9/15/2012	2,273,575

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$6,660,000	International Lease Finance Corp., 5.125%, 11/01/2010	$6,660,000
16,795,000	International Lease Finance Corp., 6.375%, 3/25/2013	16,878,975
61,735,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	66,519,462
560,000	International Lease Finance Corp., 8.625%, 9/15/2015, 144A	599,200
655,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	655,819
1,505,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	1,476,781
1,660,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	1,610,200

		333,411,415

	Oil Field Services — 0.8%
6,095,000	Nabors Industries, Inc., 6.150%, 2/15/2018	6,783,601
23,075,000	Nabors Industries, Inc., 9.250%, 1/15/2019	29,526,632
23,846,000	Rowan Cos., Inc., 7.875%, 8/01/2019	28,460,272
600,000	Transocean Ltd., 7.375%, 4/15/2018	664,014
5,905,000	Weatherford International Ltd., 6.500%, 8/01/2036	5,970,959
1,680,000	Weatherford International Ltd., 6.800%, 6/15/2037	1,760,818
5,405,000	Weatherford International Ltd., 7.000%, 3/15/2038	5,741,407

		78,907,703

	Paper — 1.0%
4,460,000	Celulosa Arauco y Constitucion SA, 7.250%, 7/29/2019	5,288,035
575,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	590,813
2,460,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	2,546,100
285,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	299,250
1,340,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	1,504,150
1,365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,556,100
6,295,000	International Paper Co., 5.250%, 4/01/2016	6,814,300
15,087,000	International Paper Co., 7.950%, 6/15/2018	18,296,744
7,777,000	International Paper Co., 8.700%, 6/15/2038	9,936,113
5,385,000	Mead Corp. (The), 7.550%, 3/01/2047	5,080,812
5,890,000	Westvaco Corp., 8.200%, 1/15/2030	6,441,934
24,530,000	Weyerhaeuser Co., 6.875%, 12/15/2033	23,416,117
7,535,000	Weyerhaeuser Co., 7.375%, 10/01/2019	8,241,225
17,660,000	Weyerhaeuser Co., 7.375%, 3/15/2032	17,985,068

		107,996,761

	Pharmaceuticals — 1.0%
2,280,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	2,337,000
90,000,000	Roche Holdings, Inc., 5.000%, 3/01/2014, 144A	100,625,490
500,000	Schering-Plough Corp., 5.300%, 12/01/2013	563,318

		103,525,808

	Pipelines — 3.2%
5,350,000	CenterPoint Energy Resources Corp., 6.250%, 2/01/2037	6,035,116
2,010,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	2,187,853
2,470,000	El Paso Corp., 6.950%, 6/01/2028	2,329,160
540,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	599,058
1,605,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,734,031
9,455,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	10,905,416

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$3,400,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	$4,267,316
4,390,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	4,401,238
82,600,000	Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018	93,286,292
310,000	Kinder Morgan Finance Co., 5.700%, 1/05/2016	319,687
31,770,032	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	34,684,615
9,080,000	NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	9,656,017
31,430,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	34,101,550
4,665,000	ONEOK Partners LP, 6.650%, 10/01/2036	5,235,973
10,115,000	Panhandle Eastern Pipeline Co., 6.200%, 11/01/2017	11,232,293
48,630,000	Panhandle Eastern Pipeline Co., 7.000%, 6/15/2018	56,572,203
1,435,000	Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019	1,739,269
2,130,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,379,519
16,025,000	Plains All American Pipeline LP, 6.500%, 5/01/2018	18,496,568
4,595,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	4,980,525
4,215,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,626,561
20,000,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	23,137,400

		332,907,660

	Property & Casualty Insurance — 0.8%
3,150,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,505,503
8,355,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	7,650,673
3,460,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	3,736,890
12,652,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	13,994,415
31,010,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	30,153,318
965,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	434,250
5,195,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	5,251,662
2,580,000	Willis North America, Inc., 6.200%, 3/28/2017	2,749,181
13,815,000	Willis North America, Inc., 7.000%, 9/29/2019	15,185,973
2,260,000	XL Group PLC, 6.250%, 5/15/2027	2,273,761
1,495,000	XL Group PLC, 6.375%, 11/15/2024	1,553,528

		86,489,154

	Railroads — 0.2%
2,390,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	2,517,829
10,000,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	12,374,440
1,648,000	CSX Corp., MTN, 6.000%, 10/01/2036	1,837,274
243,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(c)	219,308
1,738,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	1,261,614
195,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	193,050

		18,403,515

	Refining — 0.0%
3,740,000	Valero Energy Corp., 6.625%, 6/15/2037	3,755,869

	REITs — 0.4%
36,980,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	43,814,200

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	REITs — Apartments — 0.4%
$12,510,000	Camden Property Trust, 5.000%, 6/15/2015	$13,460,710
16,850,000	Camden Property Trust, 5.700%, 5/15/2017	17,889,915
1,153,000	Colonial Realty LP, 4.800%, 4/01/2011	1,145,207
1,010,000	ERP Operating LP, 5.125%, 3/15/2016	1,105,903
1,800,000	ERP Operating LP, 5.375%, 8/01/2016	1,986,961
2,420,000	ERP Operating LP, 5.750%, 6/15/2017	2,725,060

		38,313,756

	REITs — Diversified — 0.3%
4,230,000	Duke Realty LP, 5.950%, 2/15/2017	4,538,342
20,000,000	Duke Realty LP, 6.500%, 1/15/2018	21,970,660

		26,509,002

	REITs — Industrials — 0.6%
10,500,000	First Industrial LP, 5.950%, 5/15/2017	8,944,803
3,957,000	ProLogis, 5.625%, 11/15/2015	3,871,185
11,422,000	ProLogis, 5.625%, 11/15/2016	10,996,485
11,126,000	ProLogis, 5.750%, 4/01/2016	10,983,888
9,909,000	ProLogis, 6.625%, 5/15/2018	9,766,528
19,280,000	ProLogis, 7.375%, 10/30/2019	19,456,913

		64,019,802

	REITs — Office — 0.3%
21,270,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	21,876,982
11,552,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	12,936,218

		34,813,200

	REITs — Regional Malls — 0.2%
2,480,000	Simon Property Group LP, 5.250%, 12/01/2016	2,772,246
12,475,000	Simon Property Group LP, 5.750%, 12/01/2015	14,205,719
1,930,000	Simon Property Group LP, 5.875%, 3/01/2017	2,217,041
4,155,000	Simon Property Group LP, 6.100%, 5/01/2016	4,827,753

		24,022,759

	REITs — Shopping Centers — 0.1%
5,000,000	Equity One, Inc., 6.000%, 9/15/2017	5,164,190
1,960,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	2,173,932

		7,338,122

	REITs — Triple Net Lease — 0.4%
5,990,000	Realty Income Corp., 5.750%, 1/15/2021	6,349,873
26,085,000	Realty Income Corp., 6.750%, 8/15/2019	29,901,888

		36,251,761

	Restaurants — 0.1%
10,545,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	10,557,612
1,000,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	760,657

		11,318,269

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Retailers — 0.6%
$8,170,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	$8,415,100
8,316,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	8,024,940
12,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	12,540
8,845,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	8,579,650
13,717,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	13,579,830
10,695,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	10,320,675
2,750,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,784,375
8,240,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,740,868

		60,457,978

	Sovereigns — 3.7%
84,525,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	101,286,056
4,725,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	5,659,055
22,550,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	26,538,960
438,500(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	3,732,677
4,200,900(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	37,913,159
380,000(†††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	3,252,012
29,165,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	28,281,008
31,140,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	30,541,885
18,320,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	17,868,644
18,700,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	20,702,687
4,700,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	5,716,117
24,705,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	16,302,088
6,285,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	4,559,597
53,700,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	58,667,250
793,200,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	4,240,266
680,815,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	3,469,345
1,512,832,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	7,631,297

		376,362,103

	Supermarkets — 0.2%
4,220,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	3,249,400
3,340,000	Kroger Co., 6.400%, 8/15/2017	3,992,726
1,900,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,539,000
1,000,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	731,250
11,100,000	Safeway, Inc., 6.350%, 8/15/2017	13,117,236

		22,629,612

	Supranational — 1.3%
12,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	7,138,298
196,541,400,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	18,964,869
28,694,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	21,880,013
336,380,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	30,950,729
418,960,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	37,492,812

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Supranational — continued
13,265,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	$10,374,954
15,400,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	11,784,285

		138,585,960

	Technology — 3.8%
8,895,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	10,246,115
4,700,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,419,250
2,035,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	2,270,006
1,050,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,198,386
6,100,000	Avnet, Inc., 5.875%, 3/15/2014	6,653,740
6,230,000	Avnet, Inc., 6.000%, 9/01/2015	6,870,133
1,540,000	Avnet, Inc., 6.625%, 9/15/2016	1,766,281
12,715,000	BMC Software, Inc., 7.250%, 6/01/2018(c)	15,352,803
13,750,000	Corning, Inc., 6.750%, 9/15/2013	15,601,107
1,480,000	Corning, Inc., 6.850%, 3/01/2029	1,701,856
58,825,000	Corning, Inc., 7.000%, 5/15/2024	72,512,989
7,650,000	Corning, Inc., 7.250%, 8/15/2036	8,772,790
56,440,000	Dun & Bradstreet Corp. (The), 6.000%, 4/01/2013	61,922,751
7,205,000	Equifax, Inc., 7.000%, 7/01/2037	8,170,852
330,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	300,300
72,515,000	Ingram Micro, Inc., 5.250%, 9/01/2017	75,109,804
7,965,000	Intuit, Inc., 5.750%, 3/15/2017	9,024,050
26,770,000	KLA-Tencor Corp., 6.900%, 5/01/2018	30,707,653
7,559,000	Motorola, Inc., 6.500%, 9/01/2025	8,226,384
6,355,000	Motorola, Inc., 6.500%, 11/15/2028	6,747,517
11,650,000	Motorola, Inc., 6.625%, 11/15/2037	12,458,254
1,625,000	Motorola, Inc., 8.000%, 11/01/2011	1,725,833
2,628,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	3,119,210
5,725,000	Tyco Electronics Group SA, 6.550%, 10/01/2017	6,695,989
11,189,000	Xerox Capital Trust I, 8.000%, 2/01/2027	11,384,405
573,000	Xerox Corp., 6.350%, 5/15/2018	664,777
7,265,000	Xerox Corp., 6.750%, 2/01/2017	8,518,198

		391,141,433

	Textile — 0.2%
3,837,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023	4,251,907
15,228,000	VF Corp., 6.450%, 11/01/2037	18,509,451

		22,761,358

	Tobacco — 0.1%
8,305,000	Reynolds American, Inc., 6.750%, 6/15/2017	9,340,775
2,035,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,136,428

		11,477,203

	Transportation Services — 0.7%
8,620,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	10,021,138
2,885,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	3,203,319
52,626,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	60,627,731

		73,852,188

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — 19.8%
154,833,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	$150,127,365
10,865,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	10,556,442
367,850,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	361,747,172
26,235,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	25,574,344
39,109,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	39,985,902
229,170,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	231,571,062
198,720,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	209,292,391
4,250,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	4,542,902
187,955,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	204,963,932
310,490,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	321,166,583
2,947,514	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	1,960,177
12,530,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	9,886,984
211,235,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	164,908,225
742,220,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	136,502,274
120,965,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	22,687,198
199,940,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	34,720,645
600,385,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	112,542,008

		2,042,735,606

	Wireless — 0.8%
32,100,000	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/2018	43,708,323
8,650,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	8,693,250
370,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	372,312
15,710,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	15,631,450
6,512,000	Sprint Capital Corp., 6.875%, 11/15/2028	5,958,480
2,650,000	Sprint Capital Corp., 6.900%, 5/01/2019	2,663,250
625,000	Sprint Capital Corp., 8.750%, 3/15/2032	656,250
93,000	Sprint Nextel Corp., 6.000%, 12/01/2016	91,838
500,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	531,250
1,654,000	Vodafone Group PLC, 5.000%, 9/15/2015	1,860,991

		80,167,394

	Wirelines — 3.9%
19,610,000	AT&T Corp., 6.500%, 3/15/2029	21,893,114
415,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	469,847
3,250,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	3,299,023
1,915,000	BellSouth Corp., 6.000%, 11/15/2034	2,031,821
3,000,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	2,917,935
6,810,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	7,697,861
2,460,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,406,945
134,165,000	Deutsche Telekom International Finance BV, 6.000%, 7/08/2019	159,637,835
3,350,000	GTE Corp., 6.940%, 4/15/2028	3,872,459
65,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	57,850
560,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	526,400
1,735,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,735,000
2,815,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,646,100
4,465,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	4,509,650
970,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	979,700

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$340,000	Qwest Corp., 6.500%, 6/01/2017	$371,450
14,795,000	Qwest Corp., 6.875%, 9/15/2033	14,610,062
890,000	Qwest Corp., 7.200%, 11/10/2026	890,000
9,275,000	Qwest Corp., 7.250%, 9/15/2025	9,738,750
9,680,000	Qwest Corp., 7.250%, 10/15/2035	9,583,200
1,600,000	Qwest Corp., 7.500%, 6/15/2023	1,608,000
17,170,000	Telecom Italia Capital SA, 4.875%, 10/01/2010	17,170,000
11,215,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	10,579,648
4,180,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	4,123,474
14,445,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	14,985,652
55,855,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	56,633,463
3,676,000	Verizon Communications, Inc., 6.100%, 4/15/2018	4,371,385
7,449,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	6,758,999
14,540,000	Verizon New England, Inc., 6.500%, 9/15/2011	15,287,749
2,700,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,122,831
7,047,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	8,315,192
5,375,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,393,404

		398,224,799

	Total Non-Convertible Bonds (Identified Cost $8,654,142,184)	9,741,448,938

Convertible Bonds — 2.8%
	Automotive — 0.5%
35,585,000	Ford Motor Co., 4.250%, 11/15/2016	53,110,612

	Media Non-Cable — 0.0%
530,651	Liberty Media LLC, 3.500%, 1/15/2031	282,572

	REITs — Apartments — 0.0%
1,400,000	ERP Operating LP, 3.850%, 8/15/2026	1,441,440

	REITs — Industrials — 0.4%
10,673,000	ProLogis, 1.875%, 11/15/2037	10,005,938
27,955,000	ProLogis, 3.250%, 3/15/2015	27,395,900

		37,401,838

	Technology — 1.8%
24,645,000	Intel Corp., 2.950%, 12/15/2035	24,367,744
140,000,000	Intel Corp., 3.250%, 8/01/2039	163,450,000

		187,817,744

	Wireless — 0.0%
5,200,000	NII Holdings, Inc., 3.125%, 6/15/2012	5,044,000

	Wirelines — 0.1%
2,735,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	2,587,994
230,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	230,000
2,990,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	2,664,837

		5,482,831

	Total Convertible Bonds (Identified Cost $248,287,691)	290,581,037

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Municipals — 0.4%
	California — 0.1%
$1,305,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	$1,147,760
480,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	440,597
1,620,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	1,610,458
4,515,000	State of California, 4.500%, 10/01/2029	4,446,959
1,315,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	1,289,555
1,135,000	State of California, 4.500%, 8/01/2030	1,113,038
840,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	697,611
3,965,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	3,864,527

		14,610,505

	District of Columbia — 0.2%
15,000,000	Metropolitan Washington Airports Authority, 7.462%, 10/01/2046	16,100,250

	Illinois — 0.0%
540,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	541,291

	Michigan — 0.0%
2,585,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	2,052,697

	Ohio — 0.0%
6,570,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	4,798,465

	Virginia — 0.1%
14,550,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	10,074,420

	Total Municipals (Identified Cost $52,282,985)	48,177,628

	Total Bonds and Notes (Identified Cost $8,954,712,860)	10,080,207,603

Bank Loans — 0.2%
	Airlines — 0.2%
18,000,000	AWAS Capital, Inc., New 1st Lien Term Loan, 7.750%, 6/10/2016(e) (Identified Cost $17,486,430)	18,275,580

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 0.9%
$92,300,701	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2010 at 0.000% to be repurchased at $92,300,701 on 10/01/2010 collateralized by $150,000 Federal Home Loan Bank, 0.625% due 1/13/2012 valued at $150,375; $43,670,000 Federal Home Loan Bank, 0.250% due 1/28/2011 valued at $43,670,000; $11,780,000 Federal Home Loan Mortgage Corp. Discount Note, due 8/29/2011 valued at $11,750,550; $3,510,000 Federal Home Loan Bank, 1.000% due 12/28/2011 valued at $3,549,488; $33,560,000 Federal Home Loan Bank, 0.785% due 11/25/2011 valued at $33,811,700; $1,205,000 Federal Home Loan Mortgage Corp., 3.000% due 8/11/2017 valued at $1,218,556 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $92,300,701)	$92,300,701

	Total Investments — 98.8% (Identified Cost $9,064,499,991)(a)	10,190,783,884
	Other assets less liabilities — 1.2%	119,522,859

	Net Assets — 100.0%	$10,310,306,743

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2010, the net unrealized appreciation on investments based on a cost of $9,099,261,730 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,131,147,592
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(39,625,438)

	Net unrealized appreciation	$1,091,522,154

(b)	Variable rate security. Rate as of September 30, 2010 is disclosed.
(c)	Illiquid security. At September 30, 2010, the value of these securities amounted to $203,208,184 or 2.0% of net assets.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(e)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2010.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the total value of these securities amounted to $1,563,782,565 or 15.2% of net assets.

ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at September 30, 2010 (Unaudited)

Treasuries	19.8%
Banking	10.1
Technology	5.6
Wirelines	4.0
Government Owned—No Guarantee	3.9
Commercial Mortgage-Backed Securities	3.7
Sovereigns	3.7
Electric	3.5
Airlines	3.3
Non-Captive Diversified	3.2
Pipelines	3.2
ABS Other	2.0
Other Investments, less than 2% each	31.9
Short-Term Investments	0.9

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2010

Loomis Sayles Investment Grade Bond Fund – (continued)

Currency Exposure at September 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	69.9%
Canadian Dollar	16.4
New Zealand Dollar	3.1
Norwegian Krone	3.0
Euro	2.2
Other, less than 2% each	4.2

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Statement of Assets and Liabilities

September 30, 2010

ASSETS
Investments at cost	$9,064,499,991
Net unrealized appreciation	1,126,283,893

Investments at value	10,190,783,884
Foreign currency at value (identified cost $2,506,587)	2,250,618
Receivable for Fund shares sold	38,039,285
Receivable for securities sold	7,090,446
Interest receivable	136,471,644
Tax reclaims receivable	536,764

TOTAL ASSETS	10,375,172,641

LIABILITIES
Payable for securities purchased	40,705,700
Payable for Fund shares redeemed	19,190,854
Foreign taxes payable (Note 2)	54,960
Management fees payable (Note 5)	3,351,164
Deferred Trustees’ fees (Note 5)	226,882
Administrative fees payable (Note 5)	392,514
Other accounts payable and accrued expenses	943,824

TOTAL LIABILITIES	64,865,898

NET ASSETS	$10,310,306,743

NET ASSETS CONSIST OF:
Paid-in capital	$8,981,532,559
Undistributed net investment income	39,402,955
Accumulated net realized gain on investments and foreign currency transactions	161,964,765
Net unrealized appreciation on investments and foreign currency translations	1,127,406,464

NET ASSETS	$10,310,306,743

See accompanying notes to financial statements.

|  34

Statement of Assets and Liabilities (continued)

September 30, 2010

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$3,092,955,849

Shares of beneficial interest	246,320,092

Net asset value and redemption price per share	$12.56

Offering price per share (100/95.50) (Note 1)	$13.15

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$17,113,165

Shares of beneficial interest	1,369,324

Net asset value and offering price per share	$12.50

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,593,323,848

Shares of beneficial interest	208,046,324

Net asset value and offering price per share	$12.47

Class Y shares:
Net assets	$4,473,000,897

Shares of beneficial interest	355,991,826

Net asset value, offering and redemption price per share	$12.56

Admin Class shares:
Net assets	$878,549

Shares of beneficial interest	70,031

Net asset value, offering and redemption price per share	$12.55

Class J shares:
Net assets	$133,034,435

Shares of beneficial interest	10,606,840

Net asset value and redemption price per share	$12.54

Offering price per share (100/96.50 of net asset value) (Note 1)	$12.99

See accompanying notes to financial statements.

35  |

Statement of Operations

For the Year Ended September 30, 2010

INVESTMENT INCOME
Interest	$516,277,594

Expenses
Management fees (Note 5)	38,345,729
Service and distribution fees (Note 5)	34,074,213
Administrative fees (Note 5)	4,603,645
Trustees’ fees and expenses (Note 5)	183,570
Transfer agent fees and expenses (Notes 5 and 6)	8,257,435
Audit and tax services fees	58,565
Custodian fees and expenses	424,322
Legal fees (Note 6)	217,699
Registration fees (Note 6)	345,975
Shareholder reporting expenses (Note 6)	1,141,740
Fee/expense recovery (Note 5)	8,509
Miscellaneous expenses	293,295

Total expenses	87,954,697
Less waiver and/or expense reimbursement (Note 5)	(42,738)

Net expenses	87,911,959

Net investment income	428,365,635

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	220,400,551
Foreign currency transactions	1,144,712
Net change in unrealized appreciation (depreciation) on:
Investments	549,472,362
Foreign currency translations	(325,273)

Net realized and unrealized gain on investments and foreign currency transactions	770,692,352

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,199,057,987

See accompanying notes to financial statements.

|  36

Statement of Changes in Net Assets

	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS:
Net investment income	$428,365,635	$350,121,874
Net realized gain (loss) on investments and foreign currency transactions	221,545,263	(23,240,057)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	549,147,089	1,086,052,060

Net increase in net assets resulting from operations	1,199,057,987	1,412,933,877

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(141,582,997)	(126,482,744)
Class B	(676,565)	(778,099)
Class C	(102,299,334)	(86,396,910)
Class Y	(192,755,479)	(111,617,170)
Admin Class	(9,090)	—
Class J	(5,898,638)	(8,135,019)
Net realized capital gains
Class A	(6,651,489)	(24,679,708)
Class B	(39,640)	(203,042)
Class C	(5,758,632)	(18,444,267)
Class Y	(8,463,329)	(16,568,771)
Admin Class	—	—
Class J	(320,597)	(2,097,657)

Total distributions	(464,455,790)	(395,403,387)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	433,617,282	3,695,970,881

Net increase in net assets	1,168,219,479	4,713,501,371
NET ASSETS
Beginning of the year	9,142,087,264	4,428,585,893

End of the year	$10,310,306,743	$9,142,087,264

UNDISTRIBUTED NET INVESTMENT INCOME	$39,402,955	$35,750,437

See accompanying notes to financial statements.

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|  38

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INVESTMENT GRADE BOND FUND
Class A
9/30/2010	$11.64	$0.55	$0.96	$1.51	$(0.56)	$(0.03)	$(0.59)
9/30/2009	10.54	0.60	1.22	1.82	(0.59)	(0.13)	(0.72)
9/30/2008	11.73	0.60	(1.15)	(0.55)	(0.64)	—	(0.64)
9/30/2007	11.35	0.58	0.42	1.00	(0.62)	—	(0.62)
9/30/2006	11.71	0.51	0.10	0.61	(0.75)	(0.22)	(0.97)
Class B
9/30/2010	11.59	0.45	0.95	1.40	(0.46)	(0.03)	(0.49)
9/30/2009	10.50	0.51	1.21	1.72	(0.50)	(0.13)	(0.63)
9/30/2008	11.68	0.50	(1.14)	(0.64)	(0.54)	—	(0.54)
9/30/2007	11.31	0.47	0.43	0.90	(0.53)	—	(0.53)
9/30/2006	11.67	0.42	0.10	0.52	(0.66)	(0.22)	(0.88)
Class C
9/30/2010	11.56	0.46	0.96	1.42	(0.48)	(0.03)	(0.51)
9/30/2009	10.47	0.52	1.22	1.74	(0.52)	(0.13)	(0.65)
9/30/2008	11.66	0.51	(1.15)	(0.64)	(0.55)	—	(0.55)
9/30/2007	11.30	0.49	0.42	0.91	(0.55)	—	(0.55)
9/30/2006	11.66	0.42	0.11	0.53	(0.67)	(0.22)	(0.89)
Class Y
9/30/2010	11.65	0.58	0.95	1.53	(0.59)	(0.03)	(0.62)
9/30/2009	10.55	0.62	1.23	1.85	(0.62)	(0.13)	(0.75)
9/30/2008	11.73	0.64	(1.15)	(0.51)	(0.67)	—	(0.67)
9/30/2007	11.36	0.61	0.41	1.02	(0.65)	—	(0.65)
9/30/2006	11.71	0.55	0.11	0.66	(0.79)	(0.22)	(1.01)
Admin Class
9/30/2010*	11.80	0.33	0.73	1.06	(0.31)	—	(0.31)
Class J
9/30/2010	11.63	0.49	0.95	1.44	(0.50)	(0.03)	(0.53)
9/30/2009	10.53	0.55	1.22	1.77	(0.54)	(0.13)	(0.67)
9/30/2008	11.71	0.54	(1.14)	(0.60)	(0.58)	—	(0.58)
9/30/2007	11.34	0.52	0.42	0.94	(0.57)	—	(0.57)
9/30/2006	11.69	0.46	0.11	0.57	(0.70)	(0.22)	(0.92)

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A and Class J shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

39  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$12.56	13.41	$3,092,956	0.81		0.81		4.58	25
11.64	18.64	2,946,489	0.80		0.80		5.87	30
10.54	(5.12)	1,867,335	0.80		0.80		5.20	35
11.73	9.14	834,736	0.83		0.83		5.05	35
11.35	5.63	152,054	0.92	(f)	0.92	(f)	4.59	35

12.50	12.43	17,113	1.65		1.65		3.74	25
11.59	17.59	17,489	1.67		1.67		5.07	30
10.50	(5.88)	16,009	1.65	(g)	1.65	(g)	4.29	35
11.68	8.17	17,082	1.70		1.71		4.16	35
11.31	4.83	5,525	1.70		1.89		3.75	35

12.47	12.58	2,593,324	1.56		1.56		3.83	25
11.56	17.80	2,495,305	1.56		1.56		5.09	30
10.47	(5.84)	1,333,421	1.55		1.55		4.45	35
11.66	8.28	605,934	1.57		1.57		4.30	35
11.30	4.87	82,863	1.70	(f)	1.70	(f)	3.79	35

12.56	13.60	4,473,001	0.56		0.56		4.82	25
11.65	18.94	3,531,187	0.54		0.54		6.01	30
10.55	(4.79)	1,044,046	0.53		0.53		5.48	35
11.73	9.32	448,873	0.55	(g)	0.55	(g)	5.33	35
11.36	6.09	76,548	0.55		0.63		4.94	35

12.55	9.13	879	1.08		7.68		4.06	25

12.54	12.77	133,034	1.30	(h)	1.30	(h)	4.09	25
11.63	18.05	151,617	1.30		1.31		5.48	30
10.53	(5.50)	167,775	1.28		1.28		4.66	35
11.71	8.52	180,453	1.28		1.28		4.57	35
11.34	5.29	214,894	1.30	(f)	1.30	(f)	4.09	35

(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of 0.06%, 0.09% and 0.03% for Class A, Class C and Class J shares, respectively.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes fee/expense recovery of 0.01% for Class J shares.

See accompanying notes to financial statements.

|  40

Notes to Financial Statements

September 30, 2010

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund” or the “Investment Grade Bond Fund”).

The Fund offers Class A, Class C, Class Y, Admin Class and Class J shares. The Fund began offering Admin Class shares effective February 1, 2010. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Fund’s prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries. Class J shares are only offered to non-U.S. investors and are sold with a maximum front-end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (Rule 12b-1 service and distribution fees for Class A, Class B, Class C, Admin Class and Class J, and registration, legal, shareholder reporting and transfer agent fees for Class J). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial

41  |

Notes to Financial Statements (continued)

September 30, 2010

statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium.

|  42

Notes to Financial Statements (continued)

September 30, 2010

Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Fund’s or counterparty’s net obligations under the contracts.

43  |

Notes to Financial Statements (continued)

September 30, 2010

At September 30, 2010, there were no open forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2010 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as defaulted bonds, reclassification of realized capital gain to ordinary income, foreign currency transactions, paydown adjustments and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred Trustees’ fees, defaulted bond accruals, securities lending collateral gain/loss adjustments, forward contract mark to market, contingent payment debt instruments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  44

Notes to Financial Statements (continued)

September 30, 2010

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2010 and 2009 were as follows:

2010 Distributions Paid From:			2009 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$464,455,790	$—	$464,455,790	$386,232,314	$9,171,073	$395,403,387

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$137,731,112
Undistributed long-term capital gains	98,983,081

Total undistributed earnings	236,714,193
Unrealized appreciation	1,092,340,427

Total accumulated earnings	$1,329,054,620

Capital loss carryforward utilized in the current year	$1,891,321

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower

45  |

Notes to Financial Statements (continued)

September 30, 2010

will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2010, the Fund did not loan securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  46

Notes to Financial Statements (continued)

September 30, 2010

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2010, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$99,784,431	$24,880,941	$124,665,372
Banking	—	1,026,717,374	9,716,202	1,036,433,576
Non-Captive Consumer	1,233,249	174,160,448	—	175,393,697
All Other Non-Convertible Bonds(a)	—	8,404,956,293	—	8,404,956,293

Total Non-Convertible Bonds	1,233,249	9,705,618,546	34,597,143	9,741,448,938

Convertible Bonds(a)	—	290,581,037	—	290,581,037
Municipals(a)	—	48,177,628	—	48,177,628

Total Bonds and Notes	1,233,249	10,044,377,211	34,597,143	10,080,207,603

Bank Loans(a)	—	18,275,580	—	18,275,580
Short-Term Investments	—	92,300,701	—	92,300,701

Total	$1,233,249	$10,154,953,492	$34,597,143	$10,190,783,884

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2010:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$(46,031)	$24,926,972	$—	$—	$24,880,941
ABS Other	39,800,000	—	—	—	—	—	(39,800,000)	—
Airlines	14,176,691	—	—	—	—	—	(14,176,691)	—
Automotive	630,087	—	—	—	—	—	(630,087)	—
Banking	—	—	—	44,554	9,671,648	—	—	9,716,202
Diversified Manufacturing	14,557,959	—	—	—	—	—	(14,557,959)	—
Integrated Energy	1,351,142	—	—	—	—	—	(1,351,142)	—
Non-Captive Consumer	5,137,913	78,375	35,844	144,681	(5,396,813)	—	—	—
Supranational	8,370,105	—	—	—	—	—	(8,370,105)	—
Convertible Bonds
Wirelines	3,169,400	—	—	—	—	—	(3,169,400)	—

Total	$87,193,297	$78,375	$35,844	$143,204	$29,201,807	$—	$(82,055,384)	$34,597,143

47  |

Notes to Financial Statements (continued)

September 30, 2010

Debt securities valued at $82,055,384 were transferred from Level 3 to Level 2 during the year ended September 30, 2010. At September 30, 2009, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at September 30, 2010, securities valued at $73,685,279 were valued on the basis of evaluated bids furnished to the Fund by a pricing service where inputs are observable to the Fund and securities valued at $8,370,105 were valued using broker-dealer bid quotations based on inputs observable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2010, purchases and sales of securities (excluding short-term investments and U.S. Government/agency securities and including paydowns) were $2,739,924,730 and $1,880,223,294, respectively. Purchases and sales of U.S. Government/agency securities (excluding short-term investments and including paydowns) were $160,703,619 and $408,781,205, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the period from February 1, 2010 to September 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Admin Class	Class J
0.95%	1.70%	1.70%	0.70%	1.20%	1.30%

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Notes to Financial Statements (continued)

September 30, 2010

Prior to February 1, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Class J
0.95%	1.70%	1.70%	0.55%	1.30%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2010, the management fees for the Fund were $38,345,729 (0.40% of average daily net assets).

For the year ended September 30, 2010, class-specific expenses have been reimbursed as follows:

Reimbursement[1]
Class A	Class B	Class C	Class Y	Admin Class	Class J	Total
$—	$—	$—	$26,680	$16,058	$—	$42,738

[1]	Expense reimbursements are not subject to recovery.

For the year ended September 30, 2010, expense reimbursements related to the prior fiscal year were recovered as follows:

Recovered Expenses
Class A	Class B	Class C	Class Y	Admin Class	Class J	Total
$—	$—	$—	$—	$—	$8,509	$8,509

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust, except Class J shares of the Fund. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. (“Loomis Sayles Distributors”), a wholly-owned subsidiary of Natixis US.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan

49  |

Notes to Financial Statements (continued)

September 30, 2010

relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee, at an annual rate of 0.50% of the average daily net assets attributable to the Fund’s Class J shares, both payable to Loomis Sayles Distributors, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the year ended September 30, 2010 the Fund paid the following service and distribution fees:

Service Fees					Distribution Fees
Class A	Class B	Class C	Admin Class	Class J	Class B	Class C	Admin Class	Class J
$7,481,784	$43,035	$6,346,852	$608	$343,888	$129,105	$19,040,556	$608	$687,777

|  50

Notes to Financial Statements (continued)

September 30, 2010

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to July 1, 2010, the Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended September 30, 2010, the Fund paid $4,603,645 in administrative fees to Natixis Advisors.

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

51  |

Notes to Financial Statements (continued)

September 30, 2010

For the year ended September 30, 2010, the Fund paid the following sub-transfer agent fees which are reflected in transfer agent fees and expenses in the Statement of Operations.

Sub-Transfer Agent Fees
Class A	Class B	Class C	Class Y	Admin Class	Class J
$2,087,814	$12,067	$1,771,673	$2,689,519	$131	$—

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors were $4,902,197 and commissions on Class J shares of the Fund retained by Loomis Sayles Distributors were $71,436 for the year ended September 30, 2010.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2010, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance

|  52

Notes to Financial Statements (continued)

September 30, 2010

Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees on the Statement of Assets and Liabilities.

6.  Class-Specific Expenses.  For the year ended September 30, 2010, the Fund paid the following class-specific expenses:

	Class A	Class B	Class C	Class Y	Admin Class	Class J
Transfer Agent Fees and Expenses	$2,609,318	$14,992	$2,213,170	$3,410,967	$223	$8,765
Registration Fees	109,768	15,453	63,368	137,849	16,092	3,445
Legal Fees	61,873	347	52,433	81,537	4	21,505
Shareholding Reporting Expenses	337,015	2,297	229,082	488,312	36	84,998

Transfer agent, registration, legal, and shareholder reporting fees and expenses attributable to Class A, Class B, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Prior to July 1, 2010, registration, legal, and shareholder reporting fees and expenses were borne by each class individually.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

53  |

Notes to Financial Statements (continued)

September 30, 2010

Prior to March 10, 2010, the Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2010, the Fund had no borrowings under these agreements.

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  At September 30, 2010, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 503,665 shares of beneficial interest of Class Y shares.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	91,844,109	$1,096,753,290	200,269,071	$2,017,489,461
Issued in connection with the reinvestment of distributions	10,182,612	121,128,395	11,250,899	113,354,829
Redeemed	(108,792,537)	(1,299,578,958)	(135,581,311)	(1,374,597,415)

Net change	(6,765,816)	$(81,697,273)	75,938,659	$756,246,875

Class B
Issued from the sale of shares	105,865	$1,259,480	342,411	$3,353,183
Issued in connection with the reinvestment of distributions	30,442	360,482	47,761	475,214
Redeemed	(276,089)	(3,290,669)	(406,153)	(4,093,030)

Net change	(139,782)	$(1,670,707)	(15,981)	$(264,633)

Class C
Issued from the sale of shares	43,761,421	$518,776,270	125,777,319	$1,258,454,707
Issued in connection with the reinvestment of distributions	4,398,460	51,955,271	4,814,937	48,253,057
Redeemed	(55,937,893)	(664,795,170)	(42,064,857)	(423,168,232)

Net change	(7,778,012)	$(94,063,629)	88,527,399	$883,539,532

|  54

Notes to Financial Statements (continued)

September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class Y
Issued from the sale of shares	174,435,982	$2,089,695,869	271,785,951	$2,773,164,198
Issued in connection with the reinvestment of distributions	11,822,258	140,840,248	8,469,829	85,983,440
Redeemed	(133,376,609)	(1,591,510,831)	(76,132,184)	(772,285,683)

Net change	52,881,631	$639,025,286	204,123,596	$2,086,861,955

Admin Class*
Issued from the sale of shares	78,071	$948,013	—	$—
Issued in connection with the reinvestment of distributions	719	8,728	—	—
Redeemed	(8,759)	(107,600)	—	—

Net change	70,031	$849,141	—	$—

Class J
Issued from the sale of shares	1,179,600	$14,218,250	1,250,300	$12,326,154
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(3,610,670)	(43,043,786)	(4,148,420)	(42,739,002)

Net change	(2,431,070)	$(28,825,536)	(2,898,120)	$(30,412,848)

Increase (decrease) from capital share transactions	35,836,982	$433,617,282	365,675,553	$3,695,970,881

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.

55  |

Report of Independent Registered Public

Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 22, 2010

|  56

Special Meeting Of Shareholders (Unaudited)

A special meeting of shareholders of the Trust was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	1,717,408,736	24,631,425
Wendell J. Knox	1,717,302,502	24,737,659
Erik R. Sirri	1,717,226,576	24,813,585
Peter J. Smail	1,717,449,661	24,590,500

*	Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trust: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

57  |

2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2010, 0.02% of dividends distributed by Investment Grade Bond Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income.  For the fiscal year ended September 30, 2010, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

Qualified Interest Income/Short-Term Capital Gain.  For the fiscal year ending September 30, 2010, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified interest income and qualified short-term capital gains eligible for reduced tax withholding rates for foreign shareholders. Complete information will be reported in conjunction with dividend information provided to foreign shareholders.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	42 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

59  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri[1] (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail[1] (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

61  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	42 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee and Chief Executive Officer Since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[3] (1960)	Trustee Since 2003	President and Chief Executive Officer –U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	42 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.

[2]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer–U.S. and Asia, Natixis Global Asset Management, L.P.

63  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

|  64

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

65  |

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees[3]
	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10
Loomis Sayles Funds II	$418,399	$408,090	$4,266	$5,955	$105,143	$104,056	$25,795	$27,842

1.	Audit-related fees consist of:

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2010 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory advice.

2.	Tax fees consist of:

2009 - review of Registrant’s tax returns and consulting services with respect to new security types.

2010 - review of Registrant’s tax returns, consulting services with respect to new security types, and consulting services related to new Massachusetts filing requirements.

3.	All other fees consist of:

2009 - filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grade Bond Fund.

2010 - filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grand Bond Fund.

Aggregate fees billed to the Registrant for non-audit services during 2009 and 2010 were $135,204 and $137,853, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10	10/1/08- 9/30/09	10/01/09- 9/30/10
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/08- 9/30/09	10/01/09- 9/30/10
Control Affiliates	$18,500	$174,242

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	Chief Executive Officer

Date:	November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	Chief Executive Officer

Date:	November 22, 2010

By:	/s/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer

Date:	November 22, 2010